                                                                   Exhibit 10.15

CuraGen Corporation has omitted from this Exhibit 10.15 portions of the Agreement for which CuraGen Corporation has requested confidential treatment from the Securities and Exchange Commission. The portions of the Agreement for which confidential treatment has been requested are marked with X's in brackets and such confidential portions have been filed separately with the Securities and Exchange Commission.


1. SUPERCEDES AWARD NOTICE dated ____________________

Restrictions previously imposed remain in effect unless specifically rescinded

--------------------------------------------------------------------------------
4. PLANT NO                                   5. ADMINISTRATIVE CODES
            5 RO1 HGO1491-02                            X7JP

   Formerly:
--------------------------------------------------------------------------------
6. PROJECT PERIOD     Mo., Day, Yr.                   Mo., Day, Yr.
                        05/01/96                         04/30/99

   From                                    Through
--------------------------------------------------------------------------------
7. BUDGET PERIOD      Mo., Day, Yr.                   Mo., Day, Yr.
                        05/01/97                         04/30/98
   From                                    Through
--------------------------------------------------------------------------------

NATIONAL INSTITUTES OF HEALTH
NATIONAL HUMAN GENOME RESEARCH INSTITUTE

                             NOTICE OF GRANT AWARD
                    AUTHORIZATION (Legislation Regulation)

   42 USC 241  42 CFR 52
   RESEARCH
--------------------------------------------------------------------------------
8. TITLE OF PROJECT (Limit to 56 spaces)

   AUTOMATED SEQUENCING SYSTEM FOR THE HUMAN GENOME PROJECT      SRC (3)
--------------------------------------------------------------------------------
9. GRANTEE NAME AND ADDRESS

   a.  CURAGEN CORPORATION
       322 E MAIN ST
   b.  BRANFORD, CT  06405

   c

   d.
--------------------------------------------------------------------------------
10. DIRECTOR OF PROJECT (PROGRAM DIRECTOR/PRINCIPAL INVESTIGATOR)
    (LAST NAME FIRST AND ADDRESS)

    WENT, GREGORY  PHD
    CURAGEN CORPORATION
    LONG WHARF MARITIME CENTER
    555 LONG WHARF DRIVE  11TH FL
    NEW HAVEN, CONNECTICUT  06511

--------------------------------------------------------------------------------
11. APPROVED BUDGET (Excludes PHS Direct Assurance)
--------------------------------------------------------------------------------
     1  PHS Grant Funds Only
                                                                     -----
    [_] Total project costs including grant funds and all other        I
        Financial participation                                      -----

                 (Select one and place NUMERAL in box.)
--------------------------------------------------------------------------------
    a.  Salaries and Wages . . . . $    [XXXXXX]

    b.  Fringe Benefits  . . . . . $    [XXXXXX]

    c.         Total Personnel Costs . . . $   [XXXXXX]

    d.  Consultant Costs . . . . . . . . . .   [XXXXXX]

    e.  Equipment. . . . . . . . . . . . . .   [XXXXXX]

    f.  Supplies . . . . . . . . . . . . . .   [XXXXXX]

    g.  Travel . . . . . . . . . . . . . . .   [XXXXXX]

    h.  Patient Care -- Inpatient. . . . . .   [XXXXXX]

    i.               -- Outpatient . . . . .   [XXXXXX]

    j.  Alterations and Renovations. . . . .   [XXXXXX]

    k.  Other. . . . . . . . . . . . . . . .   [XXXXXX]

    l.  Consortium/Contractual Costs . . . .   [XXXXXX]

    m.  Trainee Related Expenses . . . . . .

    n.  Trainee Stipends . . . . . . . . . .   [XXXXXX]

    o.  Trainee Tuition and Fees . . . . . .   [XXXXXX]

    p.  Trainee Travel . . . . . . . . . . .   [XXXXXX]

                                           -----------
    q.      TOTAL DIRECT COSTS             $   [XXXXXX]
--------------------------------------------------------------------------------
    r.  INDIRECT COSTS Date  ? of S&W TADC $   [XXXXXX]
--------------------------------------------------------------------------------
    s.  TOTAL APPROVED BUDGET              $   [XXXXXX]
--------------------------------------------------------------------------------
    t.  SAIR Fee                           $   [XXXXXX]
--------------------------------------------------------------------------------
    u.  Federal Share. . . . . . . . . . . $   [XXXXXX]

    v.  Non-Federal Share. . . . . . . . . $
--------------------------------------------------------------------------------
12. AWARD COMPUTATION FOR FINANCIAL ASSISTANCE
--------------------------------------------------------------------------------
    a. Amount of PHS Financial Assistance (from Item 11.v.). . . . $   [XXXXXX]

    b. Less Unobligated Balance From Prior Budget Periods. . . . . $   [XXXXXX]

    c. Less Cumulative Prior Award(s) This Budget Period . . . . . $   [XXXXXX]

                                                                   -------------
    d. AMOUNT OF FINANCIAL ASSISTANCE THIS ACTION. . . . . . . . . $   [XXXXXX]
--------------------------------------------------------------------------------
13. RECOMMENDED FUTURE SUPPORT (SUBJECT TO THE AVAILABILITY OF FUNDS AND SATISFACTORY PROGRESS OF THE PROJECT-
--------------------------------------------------------------------------------
    YEAR     TOTAL DIRECT COSTS/STIPENDS  YEAR      TOTAL DIRECT COSTS/STIPENDS
--------------------------------------------------------------------------------
a.   03               [XXXXXX]            d.

b.                                        e.

c.                                        f.
--------------------------------------------------------------------------------
14. APPROVED DIRECT ASSISTANCE BUDGET (IN LIEU OF CASH)

    a. Amount of PHS Direct Assistance . . . . . . . . . . . $

    b. Less Unobligated Balance From Prior Budget Periods. . $

    c. Less Cumulative Prior Award(s) This Budget Period . . $

                                                             -------------------
    d. AMOUNT OF DIRECT ASSISTANCE THIS ACTION . . . . . . . $
--------------------------------------------------------------------------------
15. PROGRAM INCOME SUBJECT TO 45 CFR PART 74, SUBPART F. OR 45 CFR 92.25.
    SHALL BE USED IN ACCORD WITH ONE OF THE FOLLOWING ALTERNATIVES:
    (Select One and Place LETTER in box.)

    a. DEDUCTION

    b. ADDITIONAL COSTS
                                                      -----
    c. MATCHING                                         A
                                                      -----
    d. OTHER RESEARCH (Add Deduct Option)

    e. OTHER (See REMARKS)
--------------------------------------------------------------------------------
16. THIS AWARD IS BASED ON AN APPLICATION SUBMITTED TO AND AS APPROVED BY THE PHS ON THE ABOVE TITLED PROJECT AND IS SUBJECT TO THE TERMS AND CONDITIONS INCORPORATED EITHER DIRECTLY OR BY REFERENCE IN THE FOLLOWING:

    a. The grant program legislation cited above.

    b. The grant program regulation cited above.

    c. This award notice including terms and conditions, if any, noted below under REMARKS.

    d. PHS Grants Policy Statement including addenda in effect as of the beginning date of the budget period.

    e. 45 CFR Part 74 or 45 CFR Part 92 at applicable.

    In the event there are conflicting or otherwise inconsistent policies applicable to the grant, the above order of precedence shall prevail. Acceptance of the grant terms and conditions is acknowledged by the grantee when funds are drawn or otherwise obtained from the grant payment system.
--------------------------------------------------------------------------------
REMARKS: (Other Terms and Conditions Attached - [X] Yes  [_] No)

GRANT SPECIALIST: LINDA HALL 301-402-0733
PROGRAM OFFICIAL: DR. J. PETERSON 301-496-7531

  * Indirect costs were calculated as indicated in Term and Condition #11. ** RECOMMENDED FUTURE SUPPORT REFLECTS TOTAL COSTS.

 THIS GRANT IS EXCLUDED FROM STREAMLINED NONCOMPETING AWARD PROCEDURES (SNAP). THIS GRANT IS INCLUDED UNDER EXPANDED AUTHORITIES.
--------------------------------------------------------------------------------
PHS GRANTS MANAGEMENT OFFICER:  (Signature)

/s/ Jean M. Cahill
--------------------------------------------------------------------------------
(Name/Typed/Print)

JEAN M. CAHILL
--------------------------------------------------------------------------------
(Title)

GRANTS MANAGEMENT OFFICER
--------------------------------------------------------------------------------
17. OBJ. CLASS                 18. CRS - EIN                  19. LIST NO.
               41 4E                          1061331400A1
--------------------------------------------------------------------------------
         FY CAN              DOCUMENT NO.     ADMINISTRATIVE CODE
20.a.                    b.                   c.

21.a. 97 8427201         b. R1HG01491A        c.

22.a.             970423 1710 b.              c.
--------------------------------------------------------------------------------
        AMT ACTION FIN ASST.                        AMT ACTION DIR ASST.
d.                                    e.

d.                                    e.

d.                                    e.
--------------------------------------------------------------------------------
PHS 5152-5 (Rev. 7/94)      (Note: See reverse for payment information.)     13G


                             NOTICE OF GRANT AWARD

Page 2
5 R01 HG01491-02
WENT, GREGORY T., PH.D.

1. The terms and conditions include the requirements of the Omnibus Consolidated FY 1997 Appropriations Act (P. L. 104-208) as explained in the NIH Guide for Grants and Contracts, Volume 26, Number 4, February 7, 1997.

2. The grantee institution may not provide any funds from this award to any institution with which it has a research subcontract/consortium agreement until the grantee has ensured that the third party institution has complied with all applicable certifications and assurances as specified in the PHS Grants Policy Statement. The grantee is responsible for retaining documentation to this effect.

3. Applicant organization must comply with the Public Health Service (PHS) policy relating to distribution of unique research resources produced with PHS funding (NIH Guide for Grants and Contracts, Vol. 25, no. 23, July 12, 1996). Grantee should also comply with the NIH-DOE guidelines for access to mapping and sequencing data and materials resources, adopted by the NIH-DOE joint subcommittee on December 7, 1992.

4. Allowable costs of activities conducted by for-profit organizations will be determined by applying the costs principles of Contracts with Commercial Organizations set forth in 48 CFR 31.2. However, independent research and development costs (including the indirect costs allocable to them) are unallowable.

5. Normally, the awardee organization retains the principal worldwide patent rights to any invention developed with United States government support. Under Title 37 Code of Federal Regulations Part 401, the Government receives a royalty-free license for its use, reserves the right to require the patent holder to license others in certain circumstances, and requires that anyone exclusively licensed to sell the invention in the


                             NOTICE OF GRANT AWARD

Page 3
5 R01 HG01491-02
WENT, GREGORY T., PH.D.

United States must normally manufacture it substantially in the United States. To the extent authorized by Title 35 United States Code Section 205, the Government will not make public any information disclosing a Government-supported invention for a 4-year period to allow the awardee organization a reasonable time to file a patent application, nor will the Government release any information that is part of that application.

6. Two months after disclosure, any invention developed under this award should be reported to the Office for Policy on Extramural Research Administration (OPERA), 6701 Rockledge Drive, MSC 7750, Bethesda, MD 20892-7750, Attn: Sue Ohata. Phone (301) 435-0678, for disposition of patent rights in accordance with 45 CFR, Parts 6 and 8. Disposition rights on inventions made by small businesses are subject to Chapter 18 of Title 35 U.S. Code.

7. Prior approval to implement budgetary and programmatic changes, where required by PHS Policy, must be obtained in writing from the Grants Management contact shown on this Notice of Grant Award.

8. The indirect cost portion of the commitments is calculated using the current negotiated indirect cost (IC) rates, as follows:

                                    03 Year

          Direct Costs:                         $ [XXXXXX]
          IC Calculation:
           $  [XXXXXX] (fringe)
           $  [XXXXXX]
          Total indirect costs:                   [XXXXXX]
          Total costs:                          $ [XXXXXX]

9. Effective with the August 25, 1994 issuance of 45 CFR Part 74, certain expanded authorities were extended to all research grants and cooperative agreements. Under this grant award, the carryover authority is not authorized.


                             NOTICE OF GRANT AWARD
                              (Additional Remarks)

Page 5

If you need assistance from National Center for Human Genome Research during the course of this grant, please contact the grants management and program staff whole telephone numbers are shown on the Notice of Grant Award. These individuals work closely with one another through all phases of each project to facilitate the award and the administration of the grant. Their functions are defined as follows:

GRANTS MANAGEMENT CONTACT: The Grants Management Specialist, whose name and telephone number are indicated in the "Remarks" section of the Notice of Grant Award, is responsible for all business management matters associated with the review, negotiation, award, and administration of grants. The Grants Management Specialist serves as the focal point for receiving and responding to all questions and correspondence related correspondence giving or denying any prior approval required by Public Health Service policy or special Terms of Award, transfer of the grant to another institution, a change in the period of support, or any actions which commit, or may result in committing the NCHGR to a change in the amount of funding.

PROGRAM CONTACT: The Health Scientist Administrator, or program official, whose name and telephone number also are indicated in the "Remarks" section of the Notice of Grant Award, is responsible for all scientific and technical matters dealing with the administration of the grant. The Health Scientist Administrator reviews and monitors scientific progress of the project and provides advice and assistance relative to all technical problems to ensure that the scientific objectives of the research program can be pursued effectively and successfully. All questions or correspondence dealing with research progress, changes in research direction, unique scientific opportunities, or any other scientific need should be addressed to the Health Scientist Administrator.

PRIOR APPROVAL: Requests which require the prior approval of the NCHGR must be submitted in writing to the Grants Management Officer. All requests should reference the complete grant number, e.g., 1 R01 HG12345-01, and must be signed by the authorized official of the business office of the grantee institution and by the principal investigator.


------------------------------------------------------------------------------------------------------------------------
DEPARTMENT OF HEALTH AND HUMAN SERVICES        LEAVE BLANK FOR PHS USE ONLY.
                                               -------------------------------------------------------------------------
        PUBLIC HEALTH SERVICE                  Type        Activity           Number
                                               -------------------------------------------------------------------------
          GRANT APPLICATION                    Review Group                   Formerly
                                               -------------------------------------------------------------------------
Follow Instruction carefully. Type in the      Council/Board (Month, Year)   Date Received
unshaded areas only. Type density must be
               10 cpi
------------------------------------------------------------------------------------------------------------------------
1. TITLE OF PROJECT (Do not exceed 55 typewritten spaces.)
     Automated Sequencing System for the Human Genome Project
------------------------------------------------------------------------------------------------------------------------
2a. RESPONSE TO SPECIFIC REQUEST FOR APPLICATIONS OR PROGRAM ANNOUNCEMENT      [_] NO  [X] YES (if "YES", state number)
    Number HG-95-004     Title: Improved Electrophoretic DNA Sequencing Technologies
------------------------------------------------------------------------------------------------------------------------
2b. TYPE OF GRANT PROGRAM   R01                    3. PRINCIPAL INVESTIGATOR/PROGRAM DIRECTOR
------------------------------------------------------------------------------------------------------------------------
3a. NAME (Last, first, middle)                     3b. DEGREE(S)            3c. SOCIAL SECURITY NO.
           Went, Gregory T.                            B.S.  Ph.D.            ###-##-####
------------------------------------------------------------------------------------------------------------------------
3d. POSITION TITLE                                 3e. MAILING ADDRESS (Street, city, state, zip code)
        VICE PRESIDENT
--------------------------------------------------
3f. DEPARTMENT, SERVICE, LABORATORY, OR EQUIVALENT
      CuraGen Corporation                                     322 East Main Street
--------------------------------------------------            Branford, CT  06405
3g. MAJOR SUBDIVISION
     None
-------------------------------------------------
3h. TELEPHONE AND FAX (Area code, number and extension
    TEL:  (203) 481-1104   ext. 31
    FAX:  (203) 481-1106                            --------------------------------------------------------------------
                                                      BITNET/INTERNET ADDRESS gwent@curagen.com
------------------------------------------------------------------------------------------------------------------------
4. HUMAN SUBJECTS                     IRB                             5. VERTEBRATE ANIMALS  if "YES"             5b. Animal Welfare
                  If "Yes"            approval     4b. Assurance of                          IACUE approval date  assurance no.
----- 4a. ----    exemption no. or    date         compliance no.       ----- 5a.  -----
 X    NO       YES                                                  X   NO         YES
------------------------------------------------------------------------------------------------------------------------
6. DATES OF ENTIRE PROPOSED PROJECT  7. COSTS REQUESTED FOR INITIAL           8. COSTS REQUESTED FOR ENTIRE
   PERIOD                               BUDGET PERIOD                            PROPOSED PROJECT PERIOD

From(MMDDYY)  Through(MMDDYY)        7a. Direct Costs($)  7b. Total Costs($)  8a. Direct Costs($)  8b. Total Costs
 04/01/96       03/31/99             $ [XXXXXX]               $ [XXXXXX]        $ [XXXXXX]           $ [XXXXXX]
------------------------------------------------------------------------------------------------------------------------
9. PERFORMANCE SITES (Organizations and addresses)        10. INVENTIONS AND PATENTS (Competing continuation application only)

                                                         ----   ----      If     ----   previously    ---- not previously
CuraGen Corporation       Cornell University                  NO     YES  "YES"         reported           reported
322 East Main Street      College of Engineering         ---------------------------------------------------------------
Branford, CT 06405        Clare Hall                      11. NAME OF APPLICANT ORGANIZATION
                          Ithaca, NY 14853-2501
                                                                   CuraGen Corporation
                                                          ADDRESS  322 East Main Street
Suane BioSciences, Inc.   The Whitehead Institute for              Branford, CT 06405
3916 Trust Way            Biomedical Research
Hayworth, CA 94545        Nine Cambridge Center
                          Cambridge, MA 02142-1479
------------------------------------------------------------------------------------------------------------------------
12. TYPE OF ORGANIZATION                                  13. ENTITY IDENTIFICATION NUMBER        Congressional District
    [_] Public specify   [_] Federal  [_] State  [_] Local          06-1331400                              #3
                                                         ---------------------------------------------------------------
    [_] Private nonprofit                                     14. BIOMEDICAL RESEARCH SUPPORT GRANT CREDIT
    [X] For profit  (General)     [_] (Small Buiness)           Code:     Identification:
------------------------------------------------------------------------------------------------------------------------
15. NAME OF ADMINISTRATIVE OFFICIAL TO BE NOTIFIED IF     16. NAME OF OFFICIAL SIGNING FOR APPLICANT ORGANIZATION
                                       AWARD IS MADE
          Gregory T. Went, Ph.D.                                        Gregory T. Went, Ph.D.
TELEPHONE (203) 481-1104, Ext 31                              TELEPHONE (203) 481-1104, Ext 31
FAX       (203) 481-1106                                      FAX       (203) 481-1106
TITLE     Vice President                                      TITLE     Vice President
ADDRESS   CuraGen Corporation                                 ADDRESS   CuraGen Corporation
          322 East Main Street                                          322 East Main Street
          Branford, CT 06405                                            Branford, CT 06405

BITNET/INTERNET ADDRESS   gwent@curagen.com                BITNET/INTERNET ADDRESS   gwent@curagen.com
------------------------------------------------------------------------------------------------------------------------
17. PRINCIPAL INVESTIGATOR/PROGRAM DIRECTOR              SIGNATURE OF PERSON NAMED IN 3a.         DATE
    ASSURANCE: I agree to accept responsibility             (In ink. "Per" signature
    for the scientific conduct of the project                         not acceptable.)
    and to provide and to provide the required               /s/ Gregory Went                           8/25/95
    progress reports if a grant is awarded as a
    result of this application. Will ful provision
    of false information is a criminal offense
    (U.S. Code, Title 18, Section 1001). I am aware
    that any false, fictitious or fraudulent
    statement may, in addition to other remedies
    available to the Government, subject me to
    civil penalties under the Program Fraud
    Civil Remedies Act of 1986 (45 CFR 79).
------------------------------------------------------------------------------------------------------------------------
18. CERTIFICATION AND ACCEPTANCE: I certify that the           SIGNATURE OF PERSON NAMED IN 15.         DATE
    statements herein are true and complete to the             (In ink. "Per" signature
    best of my knowledge, and accept the obligation to                   not acceptable.)
    comply with Public Health Services terms and                /s/ Gregory Went                           8/25/95
    conditions if a grant is awarded as the result of
    this application. A willfully false certification
    is a criminal offense (U.S. Code, Title 18, Section
    1001). I am aware that any false, fictitious, or
    fraudulent statement may, in addition to other
    remedies available to the Government, subject me
    to civil penalties under the Program Fraud Civil
    Remedies Act of 1986 (45 CFR 79).
------------------------------------------------------------------------------------------------------------------------

                      [Confidential Treatment Requested]

BB
                 Principal Investigator/Program Director (Last, first, middle):
                                                                Went, Gregory T.
                                                                ----------------
--------------------------------------------------------------------------------

DESCRIPTION: State the application's broad, long-term objectives and specific aims, making reference to the health relatedness of the project. Describe concisely the research design and methods for achieving these goals. Avoid summaries of past accomplishments and the use of the first person. This abstract is meant to serve as a succinct and accurate description of the proposed work when separated from the application. DO NOT EXCEED THE SPACE PROVIDED.
--------------------------------------------------------------------------------
The genetic information encoded in the human genome specifies all life processes from conception to death, and contains within it the origin of over 3500 known genetic diseases. It is necessary to substantially reduce the cost and dramatically raise the speed of producing accurate DNA sequences in order to determine the sequence of the 3 billion basepairs of DNA that compose the human genome. This proposal describes a three-year project to develop, integrate and distribute into parallel sequencing projects a fluorescent sequencing instrument and software system capable of meeting these logistical and cost demands. This approach allows for the identification and removal of the major bottlenecks encountered in producing a fully automated system, without duplication of mapping, sample processing or informatics efforts ongoing at other HGP facilities. Current bottlenecks arise primarily from inefficiencies in workflow and data analysis. Specifically, we will develop and integrate into existing centers the following: 8-dye bi-directional sequencing methods; solid phase loading of an advanced electrophoresis instrument; high-throughput and low cost ready-to-run disposable microeplicated separation sub-systems; sensitive detection optics; and advanced base-calling software. These advances will enable the completion of fully automated systems including all the steps necessary to proceed from a physical map to a finished sequence with a quantifiable measure of confidence. Full process automation coupled with automated data analysis and reduced materials cost will enable a 60-fold increase in throughput with the required 10-fold decrease in cost relative to systems based on currently available technology. This project is coordinated by CuraGen Corporation and builds on the automation, data analysis, sequencing instrumentation, and fabrication experience of collaborators at Soane BioSciences, MIT and Cornell. The final product of our efforts will be tested and ready for wide-spread distribution for use in sequencing the human genome.
--------------------------------------------------------------------------------
PERSONNEL ENGAGED ON PROJECT, INCLUDING CONSULTANTS/COLLABORATORS. Use continuation pages as needed for ?????? required information in the format shown below on all individuals participating in the project.
--------------------------------------------------------------------------------

Name                 Gregory T. Went                                  Degree(s)   Ph.D.         Social Security   ####-##-####
         ------------------------------------------------------------            -------------                    ----------------
Position Title       Vice President                                   D.O.B.    7/1/63          Role on Project   Prin. Investig.
                 ----------------------------------------------------         -----------------                  -----------------
Organization         CuraGen Corporation                                                        Department
                 ------------------------------------------------------------------------------                  -----------------
Name                 Jonathatn M. Rothberg                            Degree(s)   Ph.D.         Social Security   ####-##-####
         ------------------------------------------------------------            -------------                    ----------------
Position Title       Chief Executeve Officer                          D.O.B.    4/28/62         Role on Project   Scientist
                 ----------------------------------------------------         -----------------                  -----------------
Organization         CuraGen Corporation                                                        Department
                 ------------------------------------------------------------------------------                  -----------------
Name                 Michael P. McKenna                               Degree(s)   Ph.D.         Social Security   ####-##-####
         ------------------------------------------------------------            -------------                    ----------------
Position Title       Senior Research Scientist                        D.O.B.    3/3/62          Role on Project   Scientist
                 ----------------------------------------------------         -----------------                  -----------------
Organization         CuraGen Corporation                                                        Department
                 ------------------------------------------------------------------------------                  -----------------
Name                 Gregory  T. Mulhern                              Degree(s)   Ph.D.         Social Security   ####-##-####
         ------------------------------------------------------------            -------------                    ----------------
Position Title       Senior Research Scientist                        D.O.B.    8/11/67         Role on Project   Scientist
                 ----------------------------------------------------         -----------------                  -----------------
Organization         CuraGen Corporation                                                        Department
                 ------------------------------------------------------------------------------                  -----------------
Name                 Darin  R. Latimer                                Degree(s)   Ph.D.         Social Security   ####-##-####
         ------------------------------------------------------------         -----------------                  -----------------
Position Title       Senior Research Engineer                         D.O.B.    6/1/63          Role on Project   Engineer
                 ----------------------------------------------------         -----------------                  -----------------
Organization         CuraGen Corporation                                                        Department
                 ------------------------------------------------------------------------------                  -----------------
Name                 John W. Simpson                                  Degree(s)   M.S.          Social Security   ####-##-####
         ------------------------------------------------------------            -------------                    ----------------
Position Title       Senior Research Engineer                         D.O.B.    3/6/65          Role on Project   Engineer
                 ----------------------------------------------------         -----------------                  -----------------
Organization         CuraGen Corporation                                                        Department
                 ------------------------------------------------------------------------------                --------------------

BB
                 Principal Investigator/Program Director (Last, first, middle):
                                                                Went, Gregory T.
                                                                ----------------
--------------------------------------------------------------------------------

Name                 Aleksandar Milosavljevic                        Degree(s)   Ph.D.        Social Security    ####-##-####
         ------------------------------------------------------------            -------------                   ------------------

Position Title       Director of Bioinformatics                      D.O.B.    04/12/61       Role on Project    Scientist
                 ----------------------------------------------------         ----------------                   ------------------

Organization         CuraGen Corporation                                                      Department
                 -----------------------------------------------------------------------------                   ------------------

Name                 Joseph C. Kaufman                               Degree(s)   B.S.         Social Security    ####-##-####
         ------------------------------------------------------------            -------------                   ------------------

Position Title       Director of Software Development                D.O.B.    3/25/59        Role on Project    Scientist
                 ----------------------------------------------------         ----------------                   ------------------

Organization         CuraGen Corporation                                                      Department
                 -----------------------------------------------------------------------------                   ------------------

Name                 Gordon S. Freckleton                            Degree(s)   B.S.         Social Security    ####-##-####
         ------------------------------------------------------------            -------------                   ------------------

Position Title       Technician                                      D.O.B.    12/03/66       Role on Project
                 ----------------------------------------------------         ----------------                   ------------------

Organization         CuraGen Corporation                                                      Department
                 -----------------------------------------------------------------------------                   ------------------

Name                 To Be Hired                                     Degree(s)                Social Security    #
         ------------------------------------------------------------            -------------                   ------------------

Position Title       Fabrication                                     D.O.B.                   Role on Project
                 ----------------------------------------------------         ----------------                   ------------------

Organization         CuraGen Corporation                                                      Department
                 -----------------------------------------------------------------------------                   ------------------

Name                 To Be Hired                                     Degree(s)                Social Security    #
         ------------------------------------------------------------            -------------                   ------------------

Position Title       Programmer                                      D.O.B.                   Role on Project
                 ----------------------------------------------------         ----------------                   ------------------

Organization         CuraGen Corporation                                                      Department
                 -----------------------------------------------------------------------------                   ------------------

Name                 Harold Craighead                                Degree(s)   Ph.D.        Social Security    ####-##-####
         ------------------------------------------------------------            -------------                   ------------------

Position Title       Professor                                       D.O.B.    9/21/52        Role on Project
                 ----------------------------------------------------         ----------------                   ------------------

Organization         Cornell University                                                       Department
                 -----------------------------------------------------------------------------                   ------------------

Name                 Warren Wright                                   Degree(s)   Ph.D.        Social Security    ####-##-####
         ------------------------------------------------------------            -------------                   ------------------

Position Title       Research Associate                              D.O.B.    12/11/50       Role on Project    Research Assoc.
                 ----------------------------------------------------         ----------------                   ------------------

Organization         Cornell University                                                       Department
                 -----------------------------------------------------------------------------                   ------------------

Name                 To Be Hired                                     Degree(s)                Social Security    #
         ------------------------------------------------------------            -------------                   ------------------

Position Title       Graduate Student                                D.O.B.                   Role on Project
                 ----------------------------------------------------         ----------------                   ------------------

Organization         Cornell University                                                       Department
                 -----------------------------------------------------------------------------                   ------------------

Name                 Herbert H. Hooper                               Degree(s)   Ph.D.        Social Security    ####-##-####
         ------------------------------------------------------------            -------------                   ------------------

Position Title       Vice President of Research                      D.O.B.    09/01/63       Role on Project    Prin. Investig.
                 ----------------------------------------------------         ----------------                   ------------------

Organization         Soane BioSciences, Inc.                                                  Department
                 -----------------------------------------------------------------------------                   ------------------

Name                 David S. Soane                                  Degree(s)   Ph.D.        Social Security    ####-##-####
         ------------------------------------------------------------            -------------                   ------------------

Position Title       Chairman, Scientific Advisory Board             D.O.B.    08/22/51       Role on Project    Scientist
                 ----------------------------------------------------         ----------------                   ------------------

Organization         Soane Technologies, Inc.                                                 Department
                 -----------------------------------------------------------------------------                   ------------------

Name                 Goretty Alonso Amigo                            Degree(s)   Ph.D.        Social Security    ####-##-####
         ------------------------------------------------------------            -------------                   ------------------

Position Title       Senior Scientist                                D.O.B.    10/01/56       Role on Project    Scientist
                 ----------------------------------------------------         ----------------                   ------------------

Organization         Soane BioSciencies, Inc.                                                 Department
                 -----------------------------------------------------------------------------                   ------------------

Name                 Alexander P. Sassi                              Degree(s)   Ph.D.        Social Security    ####-##-####
         ------------------------------------------------------------            -------------                   ------------------

Position Title       Senior Research Engineer                        D.O.B.    04/25/67       Role on Project    Engineer
                 ----------------------------------------------------         ----------------                   ------------------

Organization         Soane BioSciences, Inc.                                                  Department
                 -----------------------------------------------------------------------------                   ------------------

Name                 Daniel Hion                                     Degree(s)   B.S.         Social Security    ####-##-####
         ------------------------------------------------------------            -------------                   ------------------

Position Title       Research Biochemist                             D.O.B.    03/02/70       Role on Project    Biochemist
                 ----------------------------------------------------         ----------------                   ------------------

Organization         Soane BioSciences, Inc.                                                  Department
                 ----------------------------------------------------            -------------                   ------------------

Name                 Shi Lin                                         Degree(s)   Ph.D.        Social Security    ####-##-####
         ------------------------------------------------------------            -------------                   ------------------

Position Title       Postdoctoral                                    D.O.B.    08/24/62       Role on Project    Scientist
                 ----------------------------------------------------         ----------------                   ------------------

Organization         Soane BioSciencies, Inc.                                                 Department
                 -----------------------------------------------------------------------------                   ------------------

Name                 Jules Moolenaar                                 Degree(s)   B.S.         Social Security    ####-##-####
         ------------------------------------------------------------            -------------                   ------------------

Position Title       Designer/Machinist                              D.O.B.    04/30/33       Role on Project    Machinist
                 ----------------------------------------------------         ----------------                   ------------------

Organization         Soane BioSciences, Inc.                                                  Department
                 -----------------------------------------------------------------------------                   ------------------

Name                 To Be Determined                                Degree(s)                Social Security    #
         ------------------------------------------------------------            -------------                   ------------------

Position Title       Polymer Engineer                                D.O.B.                   Role on Project
                 ----------------------------------------------------         ----------------                   ------------------

Organization         Soane BioSciences, Inc.                                                  Department
                 -----------------------------------------------------------------------------                   ------------------

Name                 Trevor L. Hawkins                               Degree(s)   Ph.D.        Social Security    ####-##-####
         ------------------------------------------------------------            -------------                   ------------------

Position Title       Research Scientist                              D.O.B.    03-07-60       Role on Project    Prin. Investig.
                 ----------------------------------------------------         ----------------                   ------------------

Organization         The Whitehead Institute                                                  Department
                 -----------------------------------------------------------------------------                   ------------------

Name                 Lincoln D. Stein                                Degree(s)   M.D.,Ph.D.   Social Security    ####-##-####
         ------------------------------------------------------------            -------------                   ------------------

Position Title       Director of Informatics Core                    D.O.B.    01/13/60       Role on Project    Scientist
                 ----------------------------------------------------         ----------------                   ------------------

Organization         The Whitehead Institute of Biomedical Research, MIT                      Department
                 -----------------------------------------------------------------------------                   ------------------

Name                 David Goon                                      Degree(s)   B.S.         Social Security    ####-##-####
         ------------------------------------------------------------            -------------                   ------------------

Position Title       Technical Assistant                             D.O.B.    12/13/71       Role on Project    Technican
                 ----------------------------------------------------         ----------------                   ------------------

Organization         The Whitehead Institute of Biomedical Research, MIT                      Department
                 -----------------------------------------------------------------------------                   ------------------

Name                 William Lee                                     Degree(s)   B.S.         Social Security    ####-##-####
         ------------------------------------------------------------            -------------                   ------------------

Position Title       Research Specialist                             D.O.B.    12/23/74       Role on Project    Research
                 ----------------------------------------------------         ----------------                   ------------------

Organization         The Whitehead Institute of Biomedical Research, MIT                      Department
                 -----------------------------------------------------------------------------                   ------------------

CC

                 Principal Investigator/Program Director (Last, first, middle):
                                                                Went, Gregory T.
                                                                ---------------
-------------------------------------------------------------------------------

                                 RESEARCH GRANT
                                TABLE OF CONTENTS



                                                                                                  PAGE NUMBERS
                                                                                                  ------------
     Face Page.................................................................................       1
     Description and Personnel.................................................................      2-3
     Table of Contents.........................................................................       4
     Detailed Budget for Initial Budget Period.................................................       5
     Budget for Entire Proposed Project Period.................................................      6-9
     Budgets Pertaining to Consortium/Contractual Arrangements.................................     10-21
     Biographical Sketch-Principal Investigator/Program Director (Not to exceed two pages).....     22-23
     Other Biographical Sketches (Not to exceed two pages for each)............................     24-49
     Other Support.............................................................................     50-74
     Resources and Environment.................................................................     75-78



     Research Plan

     Introduction to Revised  Application (Not to exceed three pages)..........................    _______
     Introduction to Supplemental Application (Not to exceed one page).........................    _______
         1.   Specific Aims....................................................................     79-80
         2.   Background and Significance......................................................     80-84
         3.   Progress Report/Preliminary Studies (Not to exceed 25 pages*)....................     85-92
         4.   Research Design and Methods......................................................     92-103
         5.   Human Subjects...................................................................    _______
         6.   Vertebrate Animals...............................................................    _______
         7.   Consultants/Collaborators........................................................    104-107
         8.   Consortium/Contractual Arrangements..............................................    108-111
         9.   Literature Cited (Not to exceed six pages).......................................    112-114
     Checklist.................................................................................    115-116
     *Type density and size must conform to limits provided in Specific Instructions on page 10.

      Appendix (Five collated sets. No page numbering necessary for Appendix)
         Number of publications and manuscripts accepted or submitted for publication (Not to exceed 10):
         Other items (list):
                                                  [X] Check if Appendix is
                                                      Included

         Appendix 1: Color Copies of Figures
         Appendix 2: Detailed Cost Analysis

DD                Principal Investigator/Program Director (Last, first, middle):
                                                                Went, Gregory T.
                                                                ----------------
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
         DETAILED BUDGET FOR INITIAL BUDGET PERIOD FROM                          FROM                          THROUGH
                 DIRECT COSTS ONLY      (CuraGen Corporation)                     04/01/96                       03/31/97
------------------------------------------------------------------------------------------------------------------------------
PERSONNEL (Applicant Organization Only)                                             DOLLAR AMOUNT REQUESTED (omit cents)
------------------------------------------                            INST.    -----------------------------------------------
                             ROLE ON         TYPE APPT.   % EFFORT    BASE        SALARY         FRINGE
           NAME              PROJECT          (months)    ON PROJ.   SALARY      REQUESTED      BENEFITS         TOTALS
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                           Principal
Gregory T. Went            Investigator          12        [XXX     XXXXXXXX      XXXXXXXX      XXXXXXXX         XXXXXXXX
------------------------------------------------------------------------------------------------------------------------------
Jonathan M. Rothberg       CSO/CEO               12         XXX     XXXXXXXX      XXXXXXXX      XXXXXXXX         XXXXXXXX
------------------------------------------------------------------------------------------------------------------------------
                           Senior
Michael P. McKenna         Scientist             12         XXX     XXXXXXXX      XXXXXXXX      XXXXXXXX         XXXXXXXX
------------------------------------------------------------------------------------------------------------------------------
                           Senior
Gregory T. Mulhern         Scientist             12         XXX     XXXXXXXX      XXXXXXXX      XXXXXXXX         XXXXXXXX
------------------------------------------------------------------------------------------------------------------------------
                           Senior
Darin R. Latimer           Engineer              12         XXX     XXXXXXXX      XXXXXXXX      XXXXXXXX         XXXXXXXX
------------------------------------------------------------------------------------------------------------------------------
                           Senior
John W. Simpson            Engineer              12         XXX     XXXXXXXX      XXXXXXXX      XXXXXXXX         XXXXXXXX
------------------------------------------------------------------------------------------------------------------------------
                           Director of
Aleksandar Milosavljevic   Bioinformatics        12         XXX     XXXXXXXX      XXXXXXXX      XXXXXXXX         XXXXXXXX
------------------------------------------------------------------------------------------------------------------------------
                           Director of
Joseph C. Kaufman          Software Dev          12         XXX     XXXXXXXX      XXXXXXXX      XXXXXXXX         XXXXXXXX
------------------------------------------------------------------------------------------------------------------------------
Gordon S. Freckleton       Technician            12         XXX     XXXXXXXX      XXXXXXXX      XXXXXXXX         XXXXXXXX
------------------------------------------------------------------------------------------------------------------------------
To be hired                Fabrication           12         XXX     XXXXXXXX      XXXXXXXX      XXXXXXXX         XXXXXXXX
------------------------------------------------------------------------------------------------------------------------------
To be hired                Programmer            12         XXX     XXXXXXXX      XXXXXXXX      XXXXXXXX         XXXXXXXX]
------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------===============================================
                             SUBTOTALS-----------------------------------------  [XXXXXXXX      XXXXXXXX         XXXXXXXX]
-------------------------------------------------------------------------------===============================================
CONSULTANT COSTS
                                                                                                                          [XX]
------------------------------------------------------------------------------------------------------------------------------
[XXXXXXXXXXXXXXXXXX]
   [XXXXXXXX]                                 [XXXXXX]       Optical components                 [XXXXXX]
   [XXXXXXXX]                                 [XXXXXX]       Software                           [XXXXXX]
   Lab equipment                              [XXXXXX]       Support hardware                   [XXXXXX]
   Power supplies                             [XXXXXX]                                                                [XXXXXX]
------------------------------------------------------------------------------------------------------------------------------
SUPPLIES (Itemize by category)
   Substrates for fabrication                 [XXXXXX]       Plastic disposables                [XXXXXX]
   Other fabrication materials/reagents       [XXXXXX]       Test reagents/chemicals            [XXXXXX]
   Gel box materials                          [XXXXXX]       Fluorescent labelling              [XXXXXX]
   DNA sequence supplies                      [XXXXXX]                                                                [XXXXXX]
------------------------------------------------------------------------------------------------------------------------------
TRAVEL
   Sixteen trips per year to conferences and MIT                                                 [XXXXXX]
   Two trips per year for P.I. for semi-annual project management                                [XXXXXX]             [XXXXXX]
------------------------------------------------------------------------------------------------------------------------------
PATIENT CARE COSTS         INPATIENT                                                                                  [XXXXXX]
                           ---------------------------------------------------------------------------------------------------
                           OUTPATIENT                                                                                 [XXXXXX]
------------------------------------------------------------------------------------------------------------------------------
ALTERATIONS AND RENOVATIONS (Itemize by category)
                                                                                                                      [XXXXXX]
------------------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES (Itemize by category)
   Machining/Engineering   [XXXXXXXXXXXXXXXXXXXXX]                                               [XXXXXX]
   Fabrication - NNF       [XXXXXXXXXXXXXXXXXXXXX]                                               [XXXXXX]
   Publication Costs                                                                             [XXXXXX]             [XXXXXX]
-------------------------------------------------------------------------------------------------------------=================
SUBTOTAL DIRECT COSTS FOR INITIAL BUDGET PERIOD                                                                       [XXXXXX]
-------------------------------------------------------------------------------------------------------------=================
CONSORTIUM/CONTRACTUAL COSTS
         DIRECT COSTS                    [XXXXXX]
         ----------------------------------------------------------                            TOTAL----              [XXXXXX]
         INDIRECT COSTS                  [XXXXXX]
-------------------------------------------------------------------------------------------------------------=================
TOTAL DIRECT COSTS FOR INITIAL BUDGET PERIOD                                    (Item 7a, Face Page)----              [XXXXXX]
==============================================================================================================================

                      [Confidential Treatment Requested]

                   Principal Investigator/Program Director (Last, first, middle)
                                                                Went, Gregory T.
                                                                ----------------

------------------------------------------------------------------------------------------------------------------
                    BUDGET FOR ENTIRE PROPOSED PROJECT PERIOD
                     DIRECT COSTS ONLY (CuraGen Corporation)

------------------------------------------------------------------------------------------------------------------
     BUDGET CATEGORY               INITIAL BUDGET                  ADDITIONAL YEARS OF SUPPORT REQUESTED
                                      PERIOD        --------------------------------------------------------------
        TOTALS                     (from page 4)        2nd           3rd           4th                5th
------------------------------------------------------------------------------------------------------------------
PERSONNEL:
Salary & fringe benefits
Applicant organization only             [XXXXXXXX        XXXXXXXX       XXXXXXXX
------------------------------------------------------------------------------------------------------------------
CONSULTANT COSTS                         XXXXXXXX        XXXXXXXX       XXXXXXXX
------------------------------------------------------------------------------------------------------------------
EQUIPMENT                                XXXXXXXX        XXXXXXXX       XXXXXXXX
------------------------------------------------------------------------------------------------------------------
SUPPLIES                                 XXXXXXXX        XXXXXXXX       XXXXXXXX
------------------------------------------------------------------------------------------------------------------
TRAVEL                                   XXXXXXXX        XXXXXXXX       XXXXXXXX
------------------------------------------------------------------------------------------------------------------
PATIENT      INPATIENT                   XXXXXXXX        XXXXXXXX       XXXXXXXX
CARE        ------------------------------------------------------------------------------------------------------
COSTS        OUTPATIENT                  XXXXXXXX        XXXXXXXX       XXXXXXXX
------------------------------------------------------------------------------------------------------------------
ALTERATIONS AND
RENOVATIONS                              XXXXXXXX        XXXXXXXX       XXXXXXXX
------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES                           XXXXXXXX        XXXXXXXX      XXXXXXXX
------------------------------------------------------------------------------------------------------------------
SUBTOTAL DIRECT COSTS                    XXXXXXXX        XXXXXXXX       XXXXXXXX
------------------------------------------------------------------------------------------------------------------
CONSORTIUM/
CONTRACTUAL COSTS                        XXXXXXXX        XXXXXXXX       XXXXXXXX
------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT COSTS                       XXXXXXXX        XXXXXXXX       XXXXXXXX]
------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT COSTS FOR ENTIRE PROPOSED PROJECT PERIOD                       (Item 8a)-                 [XXXXXXXX]
------------------------------------------------------------------------------------------------------------------
JUSTIFICATION (Use continuation pages if necessary):

From Budget for Initial Period: Describe the specific functions of the personnel, collaborators, and consultants and identify individuals with appointments that are less than full time for a specific period of the year, including VA appointments.

For All Years: Explain and justify purchase of major equipment, unusual supplies requests, patient care costs, alterations and renovations, tuition remission, and donor/volunteer costs.

From Budget for Entire Period: Identify with an asterisk (*) on this page and justify any significant increase or decrease in any category over the initial budget period. Describe any change in effort of personnel.

For Competing Continuation Applications: Justify any significant increases or decreases in any category over the current level of support.

See Attached Budget Justifications Pages

                      [Confidential Treatment Requested]

                  Principal Investigator/Program Director (Last, first, middle):
                                                                Went, Gregory T.
                                                                ----------------
--------------------------------------------------------------------------------

BUDGET JUSTIFICATIONS - CuraGen Corporation

PERSONNEL

Management
----------
Dr. Gregory T. Went is the principal investigator and will be responsible for overall project management, scientific direction, and coordination among collaborating sites. Dr. Went is a cofounder of CuraGen with Dr. Jonathan Rothberg and has been responsible for research and corporate development. He currently manages a staff of 24 internally at CuraGen (16 Ph.Ds), as well as 3 subcontracts with leading University researchers. He oversaw the development of CuraGen's DNA analysis device employed herein. He will devote 20% of his time to this project.

Dr. Jonathan M. Rothberg is the CEO of CuraGen. Dr. Rothberg's Ph.D. is in Molecular Biology and he is the Chief Scientific Officer responsible for CuraGen's molecular biology efforts. He will devote 10% of his time to the project to insure that novel molecular methods are integrated into the genome sequencing efforts at MIT. Dr. Rothberg will also oversee all contractual matters related to this collaboration.

Other personnel will be deployed as described below.

Electrophoresis System
----------------------
Dr. Gregory T. Mulhern will lead the prototyping and development of channel structures and coordinate activities in Dr. Harold Craighead's group. Dr. Mulhern is a graduate of Berkeley (Howe and Soane groups) and is an expert in macro aspects of micromachined components. He spent 1 year working at Soane Technologies during his thesis and that experience will aid project coordination with Soane BioSciences. Dr. Mulhern is experienced both in replication technologies and MEMs. Under Dr. Mulhern's direction will be Dr. Darin R. Latimer who is responsible for all engineering/machining of electrophoresis components and Mr. John W. Simpson, who is the originator of CuraGen optical, electrophoresis and base calling technology. A fabrication engineer working directly with Dr. Mulhern at contract fabrication centers (NNF) will be hired.

Methods development
-------------------
Dr. Michael P. McKenna is a molecular biologist carrying out the development of novel fluorescent protocols for DNA sequencing. Dr. McKenna is experienced in molecular methods, fluorescence and instrument machining. In addition, Dr. McKenna is well versed in fluorescent dye strategies, coupling chemistries, and protocol development. Dr. McKenna will be assisted by a full time technician, Gordon S. Freckleton. Dr. McKenna will act as a visiting scientist at MIT to insure close collaboration between methods development and sample preparation.

Informatics
-----------
Mr. Joseph C. Kaufman and Dr. Aleksandar Milosavljevic will lead the refinement and integration of CuraGen's base calling software into genomic assembly routines. Mr. Kaufman was the lead programmer on the MacVector product from Kodak and has extensive experience with commercial software development and maintenance. Dr. Milosavljevic who is an expert in pattern analysis will coordinate the algorithm development and evaluation. Mr. Kaufman's and Dr. Milosavljevic's efforts reduce to 25% and 10% in years 2 and 3. They will be assisted by a BS/MS computer scientist.

In Years 2 & 3,  the salaries have been increased by 5 percent for inflation.

Fringe benefits have been calculated as 14 percent of salary.

                  Principal Investigator/Program Director (Last, first, middle):
                                                                Went, Gregory T.
                                                                ----------------
--------------------------------------------------------------------------------

BUDGET JUSTIFICATIONS - CuraGen Corporation
Page 2


EQUIPMENT

[XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX]

Lab Equipment Electronics for measuring electrical outputs will be required to test the developing electrophoresis station. An oscilloscope with probes, capacitance meters, spectrophotometer (for dye QC) are included. Funding remains available for years 2 and 3.

Power Supplies For electrophoresis experiments, we requests funds for two high voltage, high power, power supplies. Funding remains available for years
2 and 3.

Software Maintenance of existing graphics and CAD packages. Funding remains available for years 2 and 3.

Support Hardware Request for hardware for assembly and testing of electrophores is station. Funding remains available for years 2 and 3.


SUPPLIES

Substrates for fabrication Wafers (Glass and silicon), 500@ $ 55/piece. Expenses increase 100% in years 2 and 3 as the efforts gear up.

Other fabrication materials/reagents Etchants, coatings. Expenses increase 100% in years 2 and 3 as the efforts gear up.

Gel Box materials [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXX]

DNA Sequence supplies [XXXXXXXXXXXXXXXXXXXXXXXX]

Plastic disposables and Test Reagents/chemicals.  For general use.

Fluorescent labelling For coupling novel dyes to primers.


TRAVEL

A total of 2 trips to Soane BioSciences @ $1000/each are budgeted for the PI. Most travel will be to CuraGen, where we have set up a visiting office for Soane BioSciences. We believe that this level of interaction with our collaborators is essential. 16 trips (1 week each) are requested to fund travel/expenses associated with our MIT collaboration. CuraGen has a visiting scientist position that rotates at MIT.

                      [Confidential Treatment Requested]

                  Principal Investigator/Program Director (Last, first, middle):
                                                                Went, Gregory T.
                                                                ----------------
--------------------------------------------------------------------------------

BUDGET JUSTIFICATIONS - CuraGen Corporation
Page 2


OTHER EXPENSES

Machining/Engineering [XXXXXXXXXXXXXXXXXXX] CuraGen works closely with a number of design and machining firms in the New Haven area. This number is based on our historical experience and is adjusted to reflect significant efforts at delivering a robust and maintenance free system.

Fabrication - NNF [XXXXXXXXXXXXXXXXXXXX] Expense associated with time on instruments at major fabrication centers, including Cornell's NNF. CuraGen is a routine user of this facility. Budget increases to 1500 hours in year 2 and reduces to 1000 hours in year 3.

Publication Costs are estimated at $2,000 per year, as we expect to report on advances in several technology areas, including separation media, surface design of plastics for use in DNA electrophoresis, and microreplication methods.


INDIRECT COSTS
Indirect costs are budgeted [XXXXXXX] of direct costs, excluding equipment.

                      [Confidential Treatment Requested]

DD                Principal investigator/Program Director (Last, first, middle):
                                                                Went, Gregory T.
                                                                ----------------
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
         DETAILED BUDGET FOR INITIAL BUDGET PERIOD                               FROM                          THROUGH
                 DIRECT COSTS ONLY              (Cornell University)              04/01/96                       03/31/97
------------------------------------------------------------------------------------------------------------------------------
PERSONNEL (Applicant Organization Only)                                             DOLLAR AMOUNT REQUESTED (omit cents)
------------------------------------------                            INST.    -----------------------------------------------
                             ROLE ON         TYPE APPT.   % EFFORT    BASE        SALARY         FRINGE
           NAME              PROJECT          (months)    ON PROJ.   SALARY      REQUESTED      BENEFITS         TOTALS
------------------------------------------------------------------------------------------------------------------------------
                           Principal             12        [XXXX    XXXXXX        XXXXXX         XXXXXX         XXXXXXX
Dr. Harold G. Craighead    Investigator          12         XXXX    XXXXXX        XXXXXX         XXXXXX         XXXXXXX
------------------------------------------------------------------------------------------------------------------------------
                           Research
Dr. Warren Wright          Associate             12          XXXX    XXXXXX        XXXXXX         XXXXXX         XXXXXXX
------------------------------------------------------------------------------------------------------------------------------
                           Research               9          XXXX    XXXXXX        XXXXXX         XXXXXX         XXXXXXX
Graduate Student           Assistant              3          XXXX    XXXXXX        XXXXXX         XXXXXX         XXXXXXX]
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------===============================================
                             SUBTOTALS-----------------------------------------  [XXXXXXXX        XXXXXXXXX       XXXXXXXXX]
-------------------------------------------------------------------------------===============================================
CONSULTANT COSTS
                                                                                                                     [XXXXXXX]
------------------------------------------------------------------------------------------------------------------------------
EQUIPMENT (Itemize)
   Micropositioning Equip; Photomultiplier tubes, housing and power supply; AR Laser;
        Filters & gratings; Optical table; Custom optics arrays                                                      [XXXXXXX]
------------------------------------------------------------------------------------------------------------------------------
SUPPLIES (Itemize by category)
   Substrates, deposition materials, stockroom, machine shop, chemicals and
        misc optical components                                                                                      [XXXXXXX]
------------------------------------------------------------------------------------------------------------------------------
TRAVEL

   See Budget Justifications Pages                                                                                   [XXXXXXX]
------------------------------------------------------------------------------------------------------------------------------
PATIENT CARE COSTS       INPATIENT                                                                                   [XXXXXXX]
                         -----------------------------------------------------------------------------------------------------
                         OUTPATIENT                                                                                  [XXXXXXX]
------------------------------------------------------------------------------------------------------------------------------
ALTERATIONS AND RENOVATIONS (Itemize by category)
                                                                                                                     [XXXXXXX]
------------------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES (Itemize by category)
    Publications                                                                                 [XXXXXXX]
    Communications (Xerox, Fax, Postage, Phone Tolls)                                            [XXXXXXX]
    NNF Charges (Photolithography, Electron Beam Lithography, Etching, Other Fab)                [XXXXXXX]
    MSC Charges (AFM, SEM, Computer, Thin Film Deposition, etc.)                                 [XXXXXXX]           [XXXXXXX]
------------------------------------------------------------------------------------------------------------------------------
SUBTOTAL DIRECT COSTS FOR INITIAL BUDGET PERIOD                                                                      [XXXXXXX]
---------------------------------------------------------------------------------------------------------------===============
CONSORTIUM/CONTRACTUAL COSTS
         DIRECT COSTS                                                                        TOTAL ------------       [XXXXXXX]
         -----------------------------------------------------------
         INDIRECT COSTS                          [XXXXXXX]           [XXXXXXX]
---------------------------------------------------------------------------------------------------------------===============
TOTAL DIRECT COSTS FOR INITIAL BUDGET PERIOD                                  (Item 7a, Face Page) ------------      [XXXXXXX]
==============================================================================================================================

                      [Confidential Treatment Requested]

EE                Principal Investigator/Program Director (Last, first, middle):
                                                                Went, Gregory T.
                                                                ----------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                            BUDGET FOR ENTIRE PROPOSED PROJECT PERIOD
                                         DIRECT COSTS ONLY       (Cornell University)
--------------------------------------------------------------------------------------------------------
                              INITIAL BUDGET            ADDITIONAL YEARS OF SUPPORT REQUESTED
     BUDGET CATEGORY             PERIOD      -----------------------------------------------------------
         TOTALS               (from page 4)       2nd           3rd            4th             5th
--------------------------------------------------------------------------------------------------------
PERSONNEL:
Salary & fringe benefits
Applicant organization only      [XXXXXXXX     XXXXXXXXX     XXXXXXXXX
--------------------------------------------------------------------------------------------------------
CONSULTANT COSTS                  XXXXXXXX     XXXXXXXXX     XXXXXXXXX
--------------------------------------------------------------------------------------------------------
EQUIPMENT                         XXXXXXXX     XXXXXXXXX     XXXXXXXXX
--------------------------------------------------------------------------------------------------------
SUPPLIES                          XXXXXXXX     XXXXXXXXX     XXXXXXXXX
--------------------------------------------------------------------------------------------------------
TRAVEL                            XXXXXXXX     XXXXXXXXX     XXXXXXXXX
--------------------------------------------------------------------------------------------------------
PATIENT       INPATIENT           XXXXXXXX     XXXXXXXXX     XXXXXXXXX
CARE         -------------------------------------------------------------------------------------------
COSTS         OUTPATIENT          XXXXXXXX     XXXXXXXXX     XXXXXXXXX
--------------------------------------------------------------------------------------------------------
ALTERATIONS AND
RENOVATIONS                       XXXXXXXX     XXXXXXXXX     XXXXXXXXX
--------------------------------------------------------------------------------------------------------
OTHER EXPENSES                    XXXXXXXX     XXXXXXXXX     XXXXXXXXX
--------------------------------------------------------------------------------------------------------
SUBTOTAL DIRECT COSTS             XXXXXXXX     XXXXXXXXX     XXXXXXXXX
--------------------------------------------------------------------------------------------------------
CONSORTIUM/
CONTRACTUAL COSTS                 XXXXXXXX     XXXXXXXXX     XXXXXXXXX
--------------------------------------------------------------------------------------------------------
TOTAL DIRECT COSTS                XXXXXXXX     XXXXXXXXX     XXXXXXXXX]
------------------------------------------------------------------------------------------==============

TOTAL DIRECT COSTS FOR ENTIRE PROPOSED PROJECT PERIOD                  (Item 8a)-              [XXXXXXX]

------------------------------------------------------------------------------------------==============

JUSTIFICATION (Use continuation pages if necessary):

  From budget for Initial Period: Describe the specific functions of the personnel, collaborators, and consultants and identify individuals with appointments that are less than full time for a specific period of the year, including VA appointments.

  For All Years: Explain and justify purchase of major equipment, unusual supplies requests, patient care costs, alterations and renovations, tuition remission, and donor/volunteer costs.

  From Budget for Entire Period: Identify with an asterisk (*) on this page and justify any significant increase or decrease in any category over the initial budget period. Describe any change in effort of personnel.

  For Competing Continuation Applications: Justify any significant increases or decreases in any category over the current level of support.



  See Attached Budget Justifications Pages


                      [Confidential Treatment Requested]

                  Principal Investigator/Program Director (Last, first, middle):
                                                                Went, Gregory T.
                                                                ----------------
--------------------------------------------------------------------------------

BUDGET JUSTIFICATIONS - Cornell University


PERSONNEL

The personnel working on this aspect of the project will be Professor Harold Craighead who will oversee and manage the effort at Cornell. He will be responsible for overall system design and establishing testing paradigms. Dr. Warren Wright is a research associate currently at Cornell who has worked with the group of Professor Craighead on the fabrication and optical [XXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX]

In Years 2 & 3, the faculty and research associate salaries have been increased by 4 percent. Graduate student tuition is determined by the University and increases at a rate of approximately 4%. In academic year 1997-1998, Cornell will be restructuring its tuition charges which will result in a substantial reduction in charges for graduate students.


EQUIPMENT

The capital equipment in Year 1 will be used to construct and test the prototype optical system. [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXX]

[XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX                  XXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX                  XXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX                  XXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX                  XXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX                  XXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX                  XXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX                  XXXXXXX]

                      [Confidential Treatment Requested]

                  Principal Investigator/Program Director (Last, first, middle):
                                                                Went, Gregory T.
                                                                ----------------
--------------------------------------------------------------------------------

BUDGET JUSTIFICATIONS - Cornell University
Page 2


In Year 2 we will look at optimizing the signal to noise and therefore throughput of the system and require equipment for analyzing multiple channels of optical data. Additional optical array components will be required.

[XXXXXXXXXXXXXXXXXXXXXXXXXXXXX                                XXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXX                                XXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXX                                XXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXX                                XXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXX                                XXXXXXXX

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXX                                XXXXXXXX]

In the third year we will be fabricating and testing in-house made components.


SUPPLIES

Substrates, deposition materials, chemicals and misc. optical components. A major part of this is basic optical components for testing of optical substrates for our fabricated and custom coated components. In Years 2 & 3, the supplies costs have been increased by 4 percent for inflation.


TRAVEL

Travel is for three person-trips to scientific conferences and two trips to CuraGen Corporation each year. In Years 2 & 3, the travel costs have been increased by 5 percent for inflation.


OTHER EXPENSES

These include local shop, stockroom and lab fees associated with micro-optics fabrication and testing as well as communication and publication costs associated with graduate research. In Years 2 & 3, the expenses have been increased by 4 percent for inflation.

                      [Confidential Treatment Requested]

DD                 Principal Investigator/Program Director (Last, first, middle)
                                                                Went, Gregory T.
                                                                ----------------
--------------------------------------------------------------------------------

         DETAILED BUDGET FOR INITIAL BUDGET PERIOD                     FROM                   THROUGH
                          DIRECT COSTS ONLY (Soane BioSciences, Inc.)    04/01/96                03/31/97
-------------------------------------------------------------------------------------------------------------------
PERSONNEL (Applicant Organization Only)             %                      DOLLAR AMOUNT REQUESTED (omit cents)
-----------------------------------------  TYPE   EFFORT    INST.     ----------------------------------------------
                             ROLE ON       APPT.    ON      BASE       SALARY      FRINGE
           NAME              PROJECT     (months)  PROJ.   SALARY     REQUESTED   BENEFITS         TOTALS
-------------------------------------------------------------------------------------------------------------------
                           Principal
Herbert H. Hooper          Investigator     12    [XXX     XXXXXXX     XXXXXXXXX   XXXXXXXXX       XXXXXXXXX
-------------------------------------------------------------------------------------------------------------------
David S. Soane             Scientist        12     XXX     XXXXXXX     XXXXXXXXX   XXXXXXXXX       XXXXXXXXX
-------------------------------------------------------------------------------------------------------------------
Goretty Alonso Amigo       Scientist        12     XXX     XXXXXXX     XXXXXXXXX   XXXXXXXXX       XXXXXXXXX
-------------------------------------------------------------------------------------------------------------------
                           Molecular
Alexander P. Sassi         Biologist        12     XXX     XXXXXXX     XXXXXXXXX   XXXXXXXXX       XXXXXXXXX
-------------------------------------------------------------------------------------------------------------------
Daniel Hion                Scientist        12     XXX     XXXXXXX     XXXXXXXXX   XXXXXXXXX       XXXXXXXXX
-------------------------------------------------------------------------------------------------------------------
                           Polymer
Shi Lin                    Chemist          12     XXX     XXXXXXX     XXXXXXXXX   XXXXXXXXX       XXXXXXXXX
-------------------------------------------------------------------------------------------------------------------
                           Designer
Jules Moolenaar            Machinist        12     XXX     XXXXXXX     XXXXXXXXX   XXXXXXXXX       XXXXXXXXX
-------------------------------------------------------------------------------------------------------------------
                           Polymer
To be determined           Engineer         12     XXX     XXXXXXX     XXXXXXXXX   XXXXXXXXX       XXXXXXXXX]
--------------------------------------------------------------------===============================================
                             SUBTOTALS-----------------------------   [XXXXXXXXX] [XXXXXXXXX]     [XXXXXXXXX]
--------------------------------------------------------------------===============================================
CONSULTANT COSTS
                                                                                                  [XXXXXXXXX]
-------------------------------------------------------------------------------------------------------------------
EQUIPMENT (Itemize)
   Thin Slab Sequencer                    [XXXXXXXX]
   UV/VIS Spectrophotometer               [XXXXXXXX]
   Flouorescent Spectrophotometer         [XXXXXXXX]
   Fabrication of curing &
     spin-coating stations                [XXXXXXXX]                                                      [XXXXXXX]
-------------------------------------------------------------------------------------------------------------------
SUPPLIES (Itemize by category)
   Sequencing Kits, Template, Dyes        [XXXXXX]
   Monomers, Polymers, Solvents, Buffers  [XXXXXX]
   Miscellaneous Chemicals & Supplies     [XXXXXX]                                                         [XXXXXX]
-------------------------------------------------------------------------------------------------------------------
TRAVEL
   Travel to CuraGen Corporation and Key Conferences                                                       [XXXXXXX]
-------------------------------------------------------------------------------------------------------------------
PATIENT CARE COSTS         INPATIENT                                                                       [XXXXXXX]
                           ----------------------------------------------------------------------------------------
                           OUTPATIENT                                                                      [XXXXXXX]
-------------------------------------------------------------------------------------------------------------------
ALTERATIONS AND RENOVATIONS (Itemize by category)
                                                                                                           [XXXXXXX]
-------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES (Itemize by category)
   Publication Costs                                                                                       [XXXXXXX]
-------------------------------------------------------------------------------------------------------------------
SUBTOTAL DIRECT COSTS FOR INITIAL BUDGET PERIOD                                                            [XXXXXXX]
-------------------------------------------------------------------------------------------------------============
CONSORTIUM/CONTRACTUAL COSTS
         DIRECT COSTS                                                                        TOTAL----     [XXXXXXX]
       -----------------------------------------------------
        INDIRECT COSTS                     [XXXXXXXXXX        XXXXXXXXXXX]
-------------------------------------------------------------------------------------------------------============
TOTAL DIRECT COSTS FOR INITIAL BUDGET PERIOD                                  (Item 7a, Face Page)----     [XXXXXX]
-------------------------------------------------------------------------------------------------------============

                      [Confidential Treatment Requested]

EE                 Principal Investigator/Program Director (Last, first, middle)
                                                                Went, Gregory T.
                                                                ----------------

-----------------------------------------------------------------------------------------------------------
                   BUDGET FOR ENTIRE PROPOSED PROJECT PERIOD
                               DIRECT COSTS ONLY          (Soane BioSciences, Inc.)

-----------------------------------------------------------------------------------------------------------
     BUDGET CATEGORY       INITIAL BUDGET PERIOD            ADDITIONAL YEARS OF SUPPORT REQUESTED
                                                 ----------------------------------------------------------
          TOTALS                (from page 4)    2nd            3rd             4th             5th
-----------------------------------------------------------------------------------------------------------
PERSONNEL:
Salary & fringe benefits
Applicant organization only     [XXXXXXXX      XXXXXXXXX       XXXXXXXX
-----------------------------------------------------------------------------------------------------------
CONSULTANT COSTS                 XXXXXXXX      XXXXXXXXX       XXXXXXXX
-----------------------------------------------------------------------------------------------------------
EQUIPMENT                        XXXXXXXX      XXXXXXXXX       XXXXXXXX
-----------------------------------------------------------------------------------------------------------
SUPPLIES                         XXXXXXXX      XXXXXXXXX       XXXXXXXX
-----------------------------------------------------------------------------------------------------------
TRAVEL                           XXXXXXXX      XXXXXXXXX       XXXXXXXX
-----------------------------------------------------------------------------------------------------------
PATIENT       INPATIENT          XXXXXXXX      XXXXXXXXX       XXXXXXXX
CARE         ----------------------------------------------------------------------------------------------
COSTS         OUTPATIENT         XXXXXXXX      XXXXXXXXX       XXXXXXXX
-----------------------------------------------------------------------------------------------------------
ALTERATIONS AND
RENOVATIONS                      XXXXXXXX      XXXXXXXXX       XXXXXXXX
-----------------------------------------------------------------------------------------------------------
OTHER EXPENSES                   XXXXXXXX      XXXXXXXXX       XXXXXXXX
-----------------------------------------------------------------------------------------------------------
SUBTOTAL DIRECT COSTS            XXXXXXXX      XXXXXXXXX       XXXXXXXX
-----------------------------------------------------------------------------------------------------------
CONSORTIUM/
CONTRACTUAL COSTS                XXXXXXXX      XXXXXXXXX       XXXXXXXX
-----------------------------------------------------------------------------------------------------------
TOTAL DIRECT COSTS               XXXXXXXX      XXXXXXXXX       XXXXXXXX]
-----------------------------------------------------------------------------------------------------------
TOTAL DIRECT COSTS FOR ENTIRE PROPOSED PROJECT PERIOD                  (Item 8a)-              [XXXXXXXXXX]
-----------------------------------------------------------------------------------------------------------
JUSTIFICATION (Use continuation pages if necessary):

From Budget for Initial Period: Describe the specific functions of the personnel, collaborators, and consultants and identify individuals with appointments that are less than full time for a specific period of the year, including VA appointments.

For All Years: Explain and justify purchase of major equipment, unusual supplies requests, patient care costs, alterations and renovations, tuition remission, and donor/volunteer costs.

From Budget for Entire Period: Identify with an asterisk (*) on this page and justify any significant increase or decrease in any category over the initial budget period. Describe any change in effort of personnel.

For Competing Continuation Applications: Justify any significant increases or decreases in any category over the current level of support.


See Attached Budget Justifications Pages

                      [Confidential Treatment Requested]

                  Principal Investigator/Program Director (Last, first, middle):
                                                                Went, Gregory T.
                                                                ----------------
--------------------------------------------------------------------------------

BUDGET JUSTIFICATIONS - Soane BioSciences, Inc.


PERSONNEL

Dr. Hooper will be responsible for project management at Soane BioSciences, Inc., as well as scientific direction, and coordination with the collaborating sites. Dr. Soane will provide scientific guidance in the areas of electrophoresis media, polymer formulation, replication and microfabrication. Other personnel will be deployed as described below.

Media development
-----------------
Dr. Alex Sassi will lead the media development effort. He is an expert in hydrogels, including temperature-responsive gels, with considerable electrophoresis experience. He will be responsible for overall experimental design, and will directly conduct experiments on gel phase behavior, stability, and polymerization of media in the microreplicated systems. Danny Hion will prepare DNA samples and perform sequencing runs to evaluate gel performance, activities with which he has significant experience. Dr. Steve Lin will be responsible for monomer synthesis and for synthesizing novel polymer structures, such as the graft polymers required for the dynamic porosity gels. Dr. Lin is an expert in monomer and polymer synthesis. It is expected that Dr. Lin will spend about 50% of his time on media development, and the other half of his time on Microreplication development.

Microreplication development
----------------------------
Dr. Goretty Alonso will lead the Microreplication effort at SBio, which will consist of developing base-substrate bonding methods, substrate prototyping via replication, polymer formulation, and channel surface design and testing. Dr. Alonso is an accomplished polymer scientist with extensive experience in polymerization methods, formulation, surface modification and capillary electrophoresis. Dr. Alonso also has extensive experience in hydrogels from previous research on contact lenses, and she will consult on the gel development efforts. Dr. Steve Lin will spend 50% time on this project, assisting Dr. Alonso in the formulation and surface modification efforts. A polymer engineer will be hired for design and construction of UV curing and spin coating stations, along with testing of replication processes. Jules Moolenaar, an experienced mechanical designer and machinist, will assist the polymer engineer during design and construction of curing and spin-coating stations, performing requisite machining tasks. Mr. Moolenaar will also machine plastic plates for testing in the thin slab system, and perform miscellaneous design/machining tasks.

In Years 2 & 3,  the salaries have been increased by 4 percent for inflation.

Fringe benefits have been calculated as 14 percent of salary.

EQUIPMENT

A prototype of CuraGen's thin slab sequencer is budgeted at [XXXXXX], which will enable efficient evaluation of media separation properties and testing of plastic substrates. A UV/VIS (Perkin Elmer model Lambda 11 or equivalent) and a fluorescence spectrophotometer (PE LX50B or equivalent) are budgeted for characterizing the optical properties of plastic substrate formulations. We have budgeted the purchase of components for constructing UV curing and spin-coating stations, including UV lamp, power supply, motor and mechanical parts. The UV curing station will be used for replication experiments, and for UV polymerization of media within the microreplicated systems.

                      [Confidential Treatment Requested]

                  Principal Investigator/Program Director (Last, first middle):
                                                                Went, Gregory T.
                                                                ----------------
--------------------------------------------------------------------------------

BUDGET JUSTIFICATIONS - Soane BioSciences, Inc.
Page 2


SUPPLIES

Sequencing reagents will be needed to evaluate gel performance, and [XXXXXXXXXX XXXXXXXXXXXXXXXXX] We budgeted [XXXXXXX] for the purchase of monomers, polymers, solvents and buffers required in both gel development and microreplication development. Miscellaneous supplies include machine tools, contract analytical services (e.g., for specialized surface characterization), replacement parts or necessary accessories for equipment used in this project, etc.

TRAVEL

A total of 7 trips to CuraGen [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXX]


OTHER EXPENSES

Publication costs are estimated at $2,000 per year, as we expect to report on advances in several technology areas, including separation media, surface design of plastics for use in DNA electrophoresis, and microreplication methods.


INDIRECT COSTS

[XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX]

                      [Confidential Treatment Requested]

DD                 Principal Investigator/Program Director (Last, first, middle)
                                                               Went, Gregory, T.
                                                               -----------------
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                DETAILED BUDGET FOR INITIAL BUDGET PERIOD              FROM                     THROUGH
                DIRECT COSTS ONLY  (The Whitehead Institute)           04/01/96                 03/31/97
---------------------------------------------------------------------------------------------------------------------------
PERSONNEL (Applicant Organization Only)                                           DOLLAR AMOUNT REQUESTED (omit cents)
---------------------------------------                                           -----------------------------------------
                                                TYPE
                         ROLE ON                APPT.    % EFFORT   INST BASE      SALARY         FRINGE
    NAME                 PROJECT                (months)  ON PROJ.    SALARY      REQUESTED      BENEFITS         TOTALS
---------------------------------------------------------------------------------------------------------------------------
Trevor L. Hawkins        Principal Investigator   12        [XX]      [XXXXXX]     [XXXXXX]       [XXXXXXX]       [XXXXXXX]
---------------------------------------------------------------------------------------------------------------------------
Lincoln D. Stein         Research Scientist       12        [XX]      [XXXXXX]     [XXXXXX]       [XXXXXXX]       [XXXXXXX]
---------------------------------------------------------------------------------------------------------------------------
David Goon               Technical Assistant      12        [XX]      [XXXXXX]     [XXXXXX]       [XXXXXXX]       [XXXXXXX]
---------------------------------------------------------------------------------------------------------------------------
William Lee              Research Specialist      12        [XX]      [XXXXXX]     [XXXXXX]       [XXXXXXX]       [XXXXXXX]
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

                                                                 SUBTOTALS---------[XXXXXXX]     [XXXXXXXX]     [XXXXXXXXX]
---------------------------------------------------------------------------------------------------------------------------
CONSULTANT COSTS
                                                                        [XXXXX]
-------------------------------------------------------------------------------
EQUIPMENT (Itemize)
   Prototype 9mm spacing coated pins for solid-phase additions
   (3 @ $5,000/each))                                                   [XXXXXX]


SUPPLIES (Itemize by category)
   Magnetic particles, custom synthesis         [XXXXXX]
   Sequencing reagents (5,000 @ $1/each)        [XXXXXX]
   Magnets, donuts, dots, bars, custom          [XXXXXX]
   Plastic plates, tips, etc.                   [XXXXXX]                [XXXXXX]
--------------------------------------------------------------------------------
TRAVEL

                                                                         [XXXXXX]
--------------------------------------------------------------------------------
PATIENT CARE COSTS       INPATIENT                                       [XXXXXX]
                         -------------------------------------------------------
                         OUTPATIENT                                      [XXXXXX]
--------------------------------------------------------------------------------
ALTERATIONS AND RENOVATIONS (Itemize by category)
                                                                         [XXXXXX]
--------------------------------------------------------------------------------
OTHER EXPENSES (Itemize by category)
   Phone                                        $1,000
   Photocopying                                   $200
   Mail                                           $500
   Publication costs                              $500                  [XXXXXX]
--------------------------------------------------------------------------------
SUBTOTAL DIRECT COSTS FOR INITIAL BUDGET PERIOD                         [XXXXXX]
--------------------------------------------------------------------------------
CONSORTIUM/CONTRACTUAL COSTS
         DIRECT COSTS                                       TOTAL----   [XXXXXX]
-----------------------------------------------
        INDIRECT COSTS                  [XXXXXXXXXXXXXXXXX]
--------------------------------------------------------------------------------

TOTAL DIRECT COSTS FOR INITIAL BUDGET PERIOD (Item 7a, Face Page)----  [XXXXXX]
--------------------------------------------------------------------------------

                      [Confidential Treatment Requested]

EE                 Principal Investigator/Program Director (Last, first, middle)
                                                                Went, Gregory T.
                                                                ----------------
--------------------------------------------------------------------------------
                   BUDGET FOR ENTIRE PROPOSED PROJECT PERIOD
                             DIRECT COSTS ONLY       (The Whitehead Institute)

--------------------------------------------------------------------------------

     BUDGET CATEGORY          INITIAL BUDGET           ADDITIONAL YEARS OF SUPPORT REQUESTED
                                  PERIOD     ------------------------------------------------------------
        TOTALS                 (from page 4)      2nd           3rd            4th              5th
---------------------------------------------------------------------------------------------------------
PERSONNEL:
Salary & fringe benefits
Applicant organization only      [XXXXXX]       [XXXXXX]       [XXXXXX]
---------------------------------------------------------------------------------------------------------
CONSULTANT COSTS                 [XXXXXX]       [XXXXXX]       [XXXXXX]
---------------------------------------------------------------------------------------------------------
EQUIPMENT                        [XXXXXX]       [XXXXXX]       [XXXXXX]
---------------------------------------------------------------------------------------------------------
SUPPLIES                         [XXXXXX]       [XXXXXX]       [XXXXXX]
---------------------------------------------------------------------------------------------------------
TRAVEL                           [XXXXXX]       [XXXXXX]       [XXXXXX]
---------------------------------------------------------------------------------------------------------
PATIENT       INPATIENT          [XXXXXX]       [XXXXXX]       [XXXXXX]
CARE          -------------------------------------------------------------------------------------------
COSTS         OUTPATIENT         [XXXXXX]       [XXXXXX]       [XXXXXX]
---------------------------------------------------------------------------------------------------------
ALTERATIONS AND
RENOVATIONS                      [XXXXXX]       [XXXXXX]       [XXXXXX]
---------------------------------------------------------------------------------------------------------
OTHER EXPENSES                   [XXXXXX]       [XXXXXX]       [XXXXXX]
---------------------------------------------------------------------------------------------------------
SUBTOTAL DIRECT COSTS            [XXXXXX]       [XXXXXX]       [XXXXXX]
---------------------------------------------------------------------------------------------------------
CONSORTIUM/
CONTRACTUAL COSTS                 [XXXXXX]       [XXXXXX]       [XXXXXX]
---------------------------------------------------------------------------------------------------------
TOTAL DIRECT COSTS                [XXXXXX]       [XXXXXX]       [XXXXXX]
-------------------------------------------------------------------------------------------==============
TOTAL DIRECT COSTS FOR ENTIRE PROPOSED PROJECT PERIOD                  (Item 8a)--              [XXXXXXX]
-------------------------------------------------------------------------------------------==============

JUSTIFICATION (Use continuation pages if necessary):

  From Budget for Initial Period: Describe the specific functions of the personnel, collaborators, and consultants and identify individuals with appointments that are less than full time for a specific period of the year, including VA appointments.

  For All Years: Explain and justify purchase of major equipment, unusual supplies requests, patient care costs, alterations and renovations, tuition remission, and donor/volunteer costs.

  From Budget for Entire Period: Identify with an asterisk (*) on this page and justify any significant increase or decrease in any category over the initial budget period. Describe any change in effort of personnel.

  For Competing Continuation Applications: Justify any significant increases or decreases in any category over the current level of support.



  See Attached Budget Justifications Pages

                      [Confidential Treatment Requested]

                  Principal Investigator/Program Director (Last, first, middle):
                                                                Went, Gregory T.
                                                                ---------------
-------------------------------------------------------------------------------

BUDGET JUSTIFICATIONS - The Whitehead Institute


PERSONNEL

Year 1
Trevor L. Hawkins (Research Scientist and group head of the Center's DNA sequencing and automation group) [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXX]

Lincoln Stein (Research Scientist) is Director of Informatics at the Whitehead Institute/MIT Center for Genome Research. [XXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXX]

David Goon (Technical Assistant) will be committed to the project [XXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX]

William Lee (Research Specialist) will be committed to this project [XXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX]

Year 2
As above, with the exception of the reduction of David Goon and William Lee to [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXX]

Year 3
As Year 2. In Year 3, the salaries have been increased by 4 percent for inflation.

[XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX]


                      [Confidential Treatment Requested]

BUDGET JUSTIFICATIONS - The Whitehead Institute
Page 2


EQUIPMENT


Year 1
Qty      Item                                                          Unit Price       Total Price

3        Prototype 9mm spacing coated pins for
         solid-phase additions                                         $5,000           $15,000
         Our plan for the solid-phase loading is to use a reusable 12 channel
9mm spacing pin set. This allows us to move from any standard 96, 192 or 384 well plate to the gel electrophoresis system without modification. We expect to make three basic types of pins, one for SPRI, one for Biotin-streptavidin and one for digoxigenin-anti-digoxigenin.

Year 2
Qty      Item                                                          Unit Price       Total Price
1        9mm spacing  pins for solid or liquid-phase
         additions                                                     $10,000          $10,000


         The exact design of the 9mm tool head will be the subject of our work in year 1. At this point we would redesign and improve our best approach from year 1 to enable us to use the system in year 2. The increased cost of this tool head reflects the fact that in year 1 we built prototype units.

We will use existing robotic systems for development, to show our strong commitment to the project.


SUPPLIES

In Years 2 & 3, the supplies costs have been increased by 4 percent for inflation.


OTHER EXPENSES

In Years 2 & 3, the other expenses will be adjusted 4 percent for inflation.

FF                Principal Investigator/Program Director (Last, first, middle):
                                                               Went, Gregory T.
                                                               ----------------
--------------------------------------------------------------------------------
                              BIOGRAPHICAL SKETCH
     Give the following information for the key personnel and consultants and collaborators. Begin with the principal investigator/program director. Photocopy this page for each person.

--------------------------------------------------------------------------------
NAME                               POSITION TITLE
Gregory T. Went                      Vice President

--------------------------------------------------------------------------------
EDUCATION (Begin with baccalaureate or other initial professional education, such as nursing, and include postdoctoral training.)
--------------------------------------------------------------------------------

                                                                           YEAR
            INSTITUTION AND LOCATION                       DEGREE        CONFERRED         FIELD OF STUDY
-------------------------------------------------------------------------------------------------------------
Carnegie-Mellon University, Pittsburgh, PA                 B.S.            1985          Chemical Engineering
University of California, Berkeley, Berkeley, CA           Ph.D.           1991          Chemical Engineering
Cornell University, Ithaca, NY                             PostDoc         1993          Chemical Physics
-------------------------------------------------------------------------------------------------------------

RESEARCH AND/OR PROFESSIONAL EXPERIENCE: Concluding with present position, list in chronological order previous employment, experience, and honors. Key personnel include the principal investigator and any other individuals who participate in the scientific development or execution of the project. Key personnel typically will include all individuals with doctoral or other professional degrees, but in some projects will include individuals at the masters or baccalaureate level provided they contribute in a substantive way to the scientific development or execution of the project. Include present membership on any Federal Government public advisory committee. List, in chronological order, the titles, all authors, and complete references to all publications during the past three years and to representative earlier publications pertinent to this application. DO NOT EXCEED TWO PAGES.

Professional Experience:
-----------------------

1993-1994           Director of Structural Biology
                    CuraGen Corporation, Branford, CT

1994-Present        Vice President
                    CuraGen Corporation, Branford, CT

Honors and Awards:
-----------------

Olin Summer Research Program, 1984
University Honors, 1985

Bibliography:
------------

1. "Microfabricated Device for High-Resolution Multiplex DNA Analysis", G.T.Went, and J.W.Simpson, to be submitted.

2. "Imaging Spectrograph for DNA Analysis",J.W. Simpson, and G.T. Went, Analytical Chemistry (1995), to be submitted.

3. "Algorithm for DNA Sequence Determination", J.W.Simpson, R.N. Wright, and G.T. Went, in preparation (1995).

4.   "Standard Absorption Isotherms for Nitrogen and Methane on Graphite:
     Improved Resolution at Low Pressure", C.L. Rhykerd, G.T. Went, T.M. Duncan and K.E. Gubbins, submitted for publication, Langmuir (June 1995)

5. "Oxidation of Reduced Platinum Clusters in Pt-NaY Catalysts", B.F. Chmelka, G.T. Went, R.Csenscits, A.T. Bell, E.E. Petersen, and C.J. Radke, accepted for publication, Journal of Catalysis (1994).

6. "A Physico-Chemical Study of the Aging of Zeolite Synthesis Gels", D.M. Ginter, G.T. Went, C.J. Radke, and A.T. Bell, Zeolites 12 (1992) 733.


--------------------------------------------------------------------------------

FF                Principal Investigator/Program Director (Last, first, middle):
                                                               Went, Gregory T.
                                                               ----------------
--------------------------------------------------------------------------------
Biographical Sketch
Gregory T. Went
Page 2

7. "Laser Raman Spectroscopy of NH3 and ND3 adsorbed on TiO2 (Anatase)", G.T. Went, A.T. Bell, Catalysis Letters 11, 111 (1992).

8. "Quantitative Structural Analysis of Dispersed Vanadia Species in TiO2 (Anatase)- Supported V2O5", G.T. Went, L. Leu, S. Lombardo, A.T. Bell, Journal of Catalysis 134, 479 (1992).


Invited Presentations (16 total):
--------------------------------

"Engineering Novel Pharmaceuticals," Invited Lecture, Department of Chemical
     Engineering, University of California, Santa Barbara, CA, May 18, 1995.

"Microfabricated Device for DNA Fragment Analysis," Invited Lecture, BioChips
     Conference, Washington DC, May 10, 1995.

"Modular Platform for DNA Fragment Analysis," Invited Lecture, DNA Sequencing,
     Mapping and Bioinformatics Conference, San Francisco, CA, July, 1994.

"Kinetic, Thermodynamic and Spectroscopic Studies of Surface Phenomena", Invited
     Lecture, Department of Chemical Engineering, Purdue University, Purdue, IL, November, 1992.


Patents:
-------

"Apparatus and Method for the Generation, Separation, Detection, and Recognition of Biopolymer Fragments", J.W. Simpson, J.M. Rothberg, and G.T. Went, U.S. and Foreign Patent Pending.

"Consensus Configurational Bias Monte Carlo Method and System for Pharmacophore
     Structure Determination", M.W. Deem, J.M. Rothberg, and G.T. Went, U.S. and Foreign Patent Pending.

FF                Principal Investigator/Program Director (Last, first, middle):
                                                               Went, Gregory T.
                                                               ----------------
--------------------------------------------------------------------------------
                              BIOGRAPHICAL SKETCH

     Give the following information for the key personnel and consultants and collaborators. Begin with the principal investigator/program director. Photocopy this page for each person.

--------------------------------------------------------------------------------
NAME                               POSITION TITLE
Jonathan M. Rothberg                 Chief Executive Officer

--------------------------------------------------------------------------------
EDUCATION (Begin with baccalaureate or other initial professional education, such as nursing, and include postdoctoral training.)
--------------------------------------------------------------------------------

                                                                      YEAR
             INSTITUTION AND LOCATION                DEGREE         CONFERRED            FIELD OF STUDY
------------------------------------------------------------------------------------------------------------
Carnegie-Mellon University, Pittsburgh, PA           B.S.              1985            Chemical Engineering
Yale University, New Haven, CT                       Ph.D.             1991            Molecular Biology
Yale University, New Haven, CT                       PostDoc           1993            Molecular Biology
------------------------------------------------------------------------------------------------------------

RESEARCH AND/OR PROFESSIONAL EXPERIENCE: Concluding with present position, list in chronological order previous employment, experience, and honors. Key personnel include the principal investigator and any other individuals who participate in the scientific development or execution of the project. Key personnel typically will include all individuals with doctoral or other professional degrees, but in some projects will include individuals at the masters or baccalaureate level provided they contribute in a substantive way to the scientific development or execution of the project. Include present membership on any Federal Government public advisory committee. List, in chronological order, the titles, all authors, and complete references to all publications during the past three years and to representative earlier publications pertinent to this application. DO NOT EXCEED TWO PAGES.

Professional Experience:
-----------------------

1988-Present        Member of the Board of Directors
                    Laticrete International, Inc., Bethany, CT

1991-Present        Chairman of the Board of Directors
                    CuraGen Corporation, Branford, CT

1993-Present        Chief Executive Officer
                    CuraGen Corporation, Branford, CT

Honors and Awards:
-----------------

National Research Service Award, NIH, 1985-1989
John Spangler Nicholas Prize for the Outstanding Doctoral candidate in Experimental Zoology, 1991

Bibliography:
------------

1. "Modularity of the Slit Protein", J. M. Rothberg, and S. Artavanis-Tsakonas, S., J. Mol. Biol. 227, 367-370 (1992).

2.   "Gene Patents", J.M. Rothberg, Nature  356, 738 (1992).

3. "slit: an Extracellular Protein Necessary for the Development of Midline Glia and Axon Pathways of the Central Nervous System contains both EGF and Flank-LRR-Flank Domains", J.M. Rothberg, Ph.D. Thesis, Yale University
     (1991).

4. "slit: an Extracellular Protein Necessary for Development of Midline Glia and Commissural Axon Pathways Contains both EGF and LRR Domains", J.M. Rothberg, J.R. Jacobs, C.S. Goodman, and S. Artavanis-Tsakonas, Genes & Development 4, 2169-2187 (1990).

5. "slit: An EGF-Homologous Locus of D. melanogaster Involved in the Development of the Embryonic Central Nervous System", J.M. Rothberg, D. A. Hartley, Z. Walther, and S. Artavanis-Tsakonas, Cell 55, 1047-1059 (1988).

FF                Principal Investigator/Program Director (Last, first, middle):
                                                               Went, Gregory T.
                                                               ----------------
--------------------------------------------------------------------------------
Biographical Sketch
Jonathan M. Rothberg
Page 2


Patents:
-------

"Apparatus and Method for the Generation, Separation, Detection, and Recognition of Biopolymer Fragments", J.W. Simpson, J.M. Rothberg, and G.T. Went, U.S. and Foreign Patent Pending.

"Consensus Configurational Bias Monte Carlo Method and System for Pharmacophore
     Structure Determination", M.W. Deem, J.M. Rothberg, and G.T. Went, U.S. and Foreign Patent Pending.

"Purified slit Protein and Sequence Elements thereof", J.M. Rothberg, and S.
     Artavanis-Tsakonas, US Patent Pending, (1990).

FF                Principal Investigator/Program Director (Last, first, middle):
                                                               Went, Gregory T.
                                                               ----------------
--------------------------------------------------------------------------------
                              BIOGRAPHICAL SKETCH

     Give the following information for the key personnel and consultants and collaborators. Begin with the principal investigator/program director. Photocopy this page for each person.

--------------------------------------------------------------------------------
NAME                               POSITION TITLE
Michael P. McKenna                   Senior Research Scientist

--------------------------------------------------------------------------------
EDUCATION (Begin with baccalaureate or other initial professional education, such as nursing, and include postdoctoral training.)
--------------------------------------------------------------------------------

                                                                 YEAR
              INSTITUTION AND LOCATION            DEGREE       CONFERRED        FIELD OF STUDY
------------------------------------------------------------------------------------------------
Carnegie-Mellon University, Pittsburgh, PA        B.S.           1984         Molecular Biology
Yale University, New Haven, CT                    Ph.D.          1993         Biology
------------------------------------------------------------------------------------------------

RESEARCH AND/OR PROFESSIONAL EXPERIENCE: Concluding with present position, list in chronological order previous employment, experience, and honors. Key personnel include the principal investigator and any other individuals who participate in the scientific development or execution of the project. Key personnel typically will include all individuals with doctoral or other professional degrees, but in some projects will include individuals at the masters or baccalaureate level provided they contribute in a substantive way to the scientific development or execution of the project. Include present membership on any Federal Government public advisory committee. List, in chronological order, the titles, all authors, and complete references to all publications during the past three years and to representative earlier publications pertinent to this application. DO NOT EXCEED TWO PAGES.

Professional Experience:
-----------------------

1984-1986      Research Associate
               Max-Planck-Institute-fur-Entwicklungsbiogiogie, Tubingen, Germany

1992-1994      Graduate Scholar
               Miles Biotechnology, West Haven, CT

1994-Present   Senior Research Scientist
               CuraGen Corporation, Branford, CT

Bibliography:
------------
1. "A Single Amino Acid Distinguishes the Interaction of Two Rhinovirus Stereotypes with Their Receptor, ICAM-1," M.P. McKenna and J. Greve, in preparation (1994).

2. "Putative Drosophila pheromone-Binding Proteins Expressed in a Subregion of the Olfactory System," M.P. McKenna, D.S. Heknat-Scafe, P. Gaines, and J. Carlson, J. Biol. Chem. in press, (1994).

3. "A Simple Chemosensory Response in Drosophila and the Isolation of Acj Mutants in Which it is Affected," M.P. McKenna, M.P. Monte, S.L. Helfand,
     C. Woodard, and J. Carlson, Proc. Nat. Acad. Sci. 86, 8118-8122 (1989).

4. "Growth Cone Behavior on Gradients of Substratum Bound Laminin," M.P. McKenna, and J. A. Raper, Dev. Biology 130, 232-236 (1988).

5. "A Transient Rise in Cytosolic Calcium Follows Stimulation of Quiescent Cell with Growth Factors and is Inhabitable with Phorbal Myristate Acetate," P.L. McNeil, M.P. McKenna, and D. L. Taylor, J. Cell Biology 101, 372-379 (1985).


--------------------------------------------------------------------------------

FF                Principal Investigator/Program Director (Last, first, middle):
                                                               Went, Gregory T.
                                                               ----------------
--------------------------------------------------------------------------------
                              BIOGRAPHICAL SKETCH

     Give the following information for the key personnel and consultants and collaborators. Begin with the principal investigator/program director. Photocopy this page for each person.

--------------------------------------------------------------------------------
NAME                               POSITION TITLE
Gregory T. Mulhern                   Senior Research Scientist

--------------------------------------------------------------------------------
EDUCATION (Begin with baccalaureate or other initial professional education, such as nursing, and include postdoctoral training.)
--------------------------------------------------------------------------------

                                                                           YEAR
            INSTITUTION AND LOCATION                       DEGREE        CONFERRED         FIELD OF STUDY
-------------------------------------------------------------------------------------------------------------
Carnegie-Mellon University, Pittsburgh, PA                 B.S.            1989         Chemical Engineering
University of California, Berkeley, Berkeley, CA           Ph.D.           1995         Chemical Engineering
-------------------------------------------------------------------------------------------------------------

RESEARCH AND/OR PROFESSIONAL EXPERIENCE: Concluding with present position, list in chronological order previous employment, experience, and honors. Key personnel include the principal investigator and any other individuals who participate in the scientific development or execution of the project. Key personnel typically will include all individuals with doctoral or other professional degrees, but in some projects will include individuals at the masters or baccalaureate level provided they contribute in a substantive way to the scientific development or execution of the project. Include present membership on any Federal Government public advisory committee. List, in chronological order, the titles, all authors, and complete references to all publications during the past three years and to representative earlier publications pertinent to this application. DO NOT EXCEED TWO PAGES.

Professional Experience:
-----------------------
1988                Research Engineer
                    Air Products and Chemicals, Allentown, PA

1989                Research Assistant
                    Carnegie Mellon University, Pittsburgh, PA

1994-1995           Project Engineer
                    Soane Technologies, Inc.,  Hayward, CA

1995-Present        Senior Research Scientist
                    CuraGen Corporation, Branford, CT

Honors and Awards:
-----------------

American Institute of Chemical Engineers Chapter Award for Scholastic Achievement, 1987
Andrew Carnegie Society Award Finalist, 1989
American Institute of Chemists Foundation Award, 1989



--------------------------------------------------------------------------------

FF                Principal Investigator/Program Director (Last, first, middle):
                                                               Went, Gregory T.
                                                               ----------------
--------------------------------------------------------------------------------
                              BIOGRAPHICAL SKETCH

     Give the following information for the key personnel and consultants and collaborators. Begin with the principal investigator/program director. Photocopy this page for each person.

--------------------------------------------------------------------------------
NAME                               POSITION TITLE
Darin R. Latimer                     Senior Research Engineer

--------------------------------------------------------------------------------
EDUCATION (Begin with baccalaureate or other initial professional education, such as nursing, and include postdoctoral training.)
--------------------------------------------------------------------------------

                                                                           YEAR
            INSTITUTION AND LOCATION                       DEGREE        CONFERRED         FIELD OF STUDY
-------------------------------------------------------------------------------------------------------------
University of Saskatchewan, Saskatchewan, Canada           B.S.            1986         Chemistry
University of Saskatchewan, Saskatchewan, Canada           M.Sc.           1989         Chemistry
University of Arizona, Tuscon, AZ                          Ph.D.           1994         Chemistry
Cornell University, Ithaca, NY                             PostDoc         1995         Chemistry
-------------------------------------------------------------------------------------------------------------

RESEARCH AND/OR PROFESSIONAL EXPERIENCE: Concluding with present position, list in chronological order previous employment, experience, and honors. Key personnel include the principal investigator and any other individuals who participate in the scientific development or execution of the project. Key personnel typically will include all individuals with doctoral or other professional degrees, but in some projects will include individuals at the masters or baccalaureate level provided they contribute in a substantive way to the scientific development or execution of the project. Include present membership on any Federal Government public advisory committee. List, in chronological order, the titles, all authors, and complete references to all publications during the past three years and to representative earlier publications pertinent to this application. DO NOT EXCEED TWO PAGES.

Professional Experience:
-----------------------

1983-1985        Assistant
                 Global Thermoelectric Generator Systems, Ltd, Alberta, Canada

1995-Present     Senior Research Engineer
                 CuraGen Corporation, Branford, CT

Bibliography:
------------

1. "The Preparation and Crystal Structure of Tetrakis (phenylmethoxy methane", D.R. Latimer, J.A. Weil, J.W. Quail, and W.T. Robinson, Can. J. Chem., 67, 143 (1989).

2. "The ~B - ~X Laser-Induced Fluroescence Excitation Spectrum of Jet-Cooled Cl2CS: Origin Location and Partial Vibronic Analysis", M. Ludwiczak, D.R. Latimer, and R.P. Steer, J. Mol. Spectrosc., 147, 414 (1991).

3. "Ion-molecule Reaction Studies Below 10 K: The State Specific Reactions of Ar+ (2PJ) with H2, D2 and HD", M. A. Smith, M. Hawley, D.R. Latimer, and N.
     A. Melosh, Acta Physica Universitatis Comenianae, XXXIV 3 (1994).

4. "Direct Observation of HSF6+ and the Bracketing of the SF6 Proton Affinityt 5 K", D. R. Latimer and M. A. Smith, J. Chem. Phys., 101, 3410 (1994).

5. "Electronic Energy Transfer Kinetics of Xe+ (2P1/2) at Very Low Temperature", D. A. Latimer, and M.A.Smith, J. Chem. Phys., 101, 3852
     (1994).

6.   "Gas-Phase Reactions Relevant for Plasma Deposition of Diamond:
     Dissociative Charge Transfer of Ar+ ions with CH4 in the Energy Range From 10-4 from 2 e V", P. Tosi, D. Cappelletti, O. Dmitriev, S. Giordani, D. Bassi, D. R. Latimer, and M. A. Smith, manuscript in preparation.



--------------------------------------------------------------------------------

FF                Principal Investigator/Program Director (Last, first, middle):
                                                               Went, Gregory T.
                                                               ----------------
--------------------------------------------------------------------------------
                              BIOGRAPHICAL SKETCH

     Give the following information for the key personnel and consultants and collaborators. Begin with the principal investigator/program director. Photocopy this page for each person.

--------------------------------------------------------------------------------
NAME                               POSITION TITLE
John W. Simpson                      Senior Research Engineer

--------------------------------------------------------------------------------
EDUCATION (Begin with baccalaureate or other initial professional education, such as nursing, and include postdoctoral training.)
--------------------------------------------------------------------------------

                                                                           YEAR
            INSTITUTION AND LOCATION                       DEGREE        CONFERRED         FIELD OF STUDY
-------------------------------------------------------------------------------------------------------------
California Institute of Technology, Pasadena, CA           B.S.            1987         Mathematics
California Polytechnic State University, San Luis          M.S.            1991         Mechanical Eng.
   Obispo, CA
-------------------------------------------------------------------------------------------------------------

RESEARCH AND/OR PROFESSIONAL EXPERIENCE: Concluding with present position, list in chronological order previous employment, experience, and honors. Key personnel include the principal investigator and any other individuals who participate in the scientific development or execution of the project. Key personnel typically will include all individuals with doctoral or other professional degrees, but in some projects will include individuals at the masters or baccalaureate level provided they contribute in a substantive way to the scientific development or execution of the project. Include present membership on any Federal Government public advisory committee. List, in chronological order, the titles, all authors, and complete references to all publications during the past three years and to representative earlier publications pertinent to this application. DO NOT EXCEED TWO PAGES.

Professional Experience:
-----------------------
1988-1989           Assistant in Research and Instruction
                    Princeton University, Princeton, NJ

1992                Research Associate
                    California Polytechnic State University, San Luis Obispo, CA

1994-Present        Senior Research Engineer
                    CuraGen Corporation, Branford, CT

Honors and Awards:
-----------------
Caltech Prize Scholarship, 1985
Herbert J. Ryser Memorial Scholarship, 1986
Mobil Fellowship and First Year Merit Prize, 1987

Bibliography:
------------

1. "Microfabricated Device for High-Resolution Multiplex DNA Analysis", G.T.Went, and J.W.Simpson, to be submitted.

2. "Imaging Spectrograph for DNA Sequencing", J. W.Simpson and G. T. Went, manuscript in preparation, Analytical Chemistry (1995).

3. "Algorithm for DNA Sequence Determination," J.W. Simpson, R.N. Wright, and G.T. Went, in preparation (1995).

Patents:
-------

"Apparatus and Method for the Generation, Separation, Detection, and Recognition of Biopolymer Fragments", J.W. Simpson, J.M. Rothberg, and G.T. Went, U.S. and Foreign Patent Pending.

FF                Principal Investigator/Program Director (Last, first, middle):
                                                               Went, Gregory T.
                                                               ----------------
--------------------------------------------------------------------------------
                              BIOGRAPHICAL SKETCH

     Give the following information for the key personnel and consultants and collaborators. Begin with the principal investigator/program director. Photocopy this page for each person.

--------------------------------------------------------------------------------
NAME                               POSITION TITLE
Aleksandar Milosavljevic             Director of Bioinformatics

--------------------------------------------------------------------------------
EDUCATION (Begin with baccalaureate or other initial professional education, such as nursing, and include postdoctoral training.)
--------------------------------------------------------------------------------

                                                                           YEAR
            INSTITUTION AND LOCATION                       DEGREE        CONFERRED         FIELD OF STUDY
--------------------------------------------------------------------------------------------------------------
Belgrade University, Belgrade, Yugoslavia                  B.S.            1984         Electrical Engineering
Santa Clara University, Santa Clara, CA                    M.Sc.           1986         Computer Science
University of California, Santa Cruz, Santa Cruz, CA       Ph.D            1990         Computer and
                                                                                        Informational Sciences
--------------------------------------------------------------------------------------------------------------

RESEARCH AND/OR PROFESSIONAL EXPERIENCE: Concluding with present position, list in chronological order previous employment, experience, and honors. Key personnel include the principal investigator and any other individuals who participate in the scientific development or execution of the project. Key personnel typically will include all individuals with doctoral or other professional degrees, but in some projects will include individuals at the masters or baccalaureate level provided they contribute in a substantive way to the scientific development or execution of the project. Include present membership on any Federal Government public advisory committee. List, in chronological order, the titles, all authors, and complete references to all publications during the past three years and to representative earlier publications pertinent to this application. DO NOT EXCEED TWO PAGES.

Professional Experience:
-----------------------

1984-1985         Research Assistant and Lecturer
                  Santa Clara University, Santa Clara, CA

1986-1990         Research and Teaching Assistant
                  University of California, Santa Cruz, Santa Cruz, CA

1990-1991         Adjunct Lecturer
                  Santa Clara University, Santa Clara, CA

1990-1992         Computer Scientist
                  Linus Pauling Institute of Science and Medicine, Palo Alto, CA

1992-1995         Assistant Scientist
                  Argonne National Laboratory, Argonne, IL

1995-Present      Director of Bioinformatics
                  CuraGen Corporation, Branford, CT

Bibliography:
------------

1. "Learning in the Presence of Background Knowledge", A. Milosavljevic, Technical Report UCSC-CRL-87-27, (1987).

2. "A Model of Learning Based on the Principle of Cognitive Economy", A. Milosavljevic, Technical Report UCSC-CRL-88-33, (1988).

3. "Informed Parsimonious Inference of Prototypical Genetic Sequences", A. Milosavljevic, D. Haussler, and J. Jurka, Proceedings of the Second Workshop on Computational Learning Theory, (1989).

4. "Categorization of Macromolecular Sequences by Minimal Length Encoding", A. Milosavljevic, Ph.D. Thesis (1990).

FF                Principal Investigator/Program Director (Last, first, middle):
                                                               Went, Gregory T.
                                                               ----------------
--------------------------------------------------------------------------------
Biographical Sketch
Aleksandar Milosavljevic
Page 2



5. "Reconstruction and Analysis of Human Alu Genes", A. Milosavljevic, Journal of Molecular Evolution, 32, 105-121 (1991).

6. "Enhanced Malignant Transformation Induced by Expression of a Distinct Protein Domain of Ribonucleotide Reductase Large Subunit from Herpes Simplex Virus Type 2", M., Ali, D. McWeeney, A. Milosavljevic, J. Jurka, and R. Jariwalla, Proc. Natl. Acad. Sci., 88, 8257-8261 (1991).

7. "Prototypic Sequences for Human Repetitive DNA", J. Jurka, J. Walichiewicz, and A. Milosavljevic, J. Mol. Evol., 35, 286-291 (1992).

8. "Discovery by Minimal Length Encoding: A Case Study in Molecular Evolution", A. Milosavljevic and J. Jurka, Machine Learning Journal, Special Issue on Machine Discovery, 12, nos. 1, 2, 3 (1993).

9.   "Discovering Simple DNA Sequences by the Algorithmic Significance Method",
     A. Milosavljevic, and J. Jurka, Computer Applications in Biosciences, 9, no. 4 (1994).

10. "Identification and Characterization of New Human Medium Reiteration Frequency Repeats", J. Jurka, D.J. Kaplan, C.H. Duncan, J. Walichiewicz, A. Milosavljevic, G. Murali, and J.F. Solus, Nucleic Acids Research, 21, no. 5, 1273-1279 (1993).

11.  "Discovering Sequence Similarity by the Algorithmic Significance Method",
     A. Milosavljevic, Proceedings of the First International Conference on Intelligent Systems for Molecular Biology, (1993).

12. "Clone Clustering by Hybridization", A. Milosavljevic, Z. Strezoska, M. Zeremski, D. Grujuc, T. Paunesku, and R. Crkvenjakov, Genomics, in press.

13. "Repeat Analysis", A. Milosavljevic, Chapter 13, Section IV, Handbook of Genome Analysis, in press.



--------------------------------------------------------------------------------

FF                Principal Investigator/Program Director (Last, first, middle):
                                                               Went, Gregory T.
                                                               ----------------
--------------------------------------------------------------------------------
                              BIOGRAPHICAL SKETCH

     Give the following information for the key personnel and consultants and collaborators. Begin with the principal investigator/program director. Photocopy this page for each person.

--------------------------------------------------------------------------------
NAME                               POSITION TITLE
Joseph C. Kaufman                    Director of Software Development

--------------------------------------------------------------------------------
EDUCATION (Begin with baccalaureate or other initial professional education, such as nursing, and include postdoctoral training.)
--------------------------------------------------------------------------------

                                                                           YEAR
            INSTITUTION AND LOCATION                       DEGREE        CONFERRED         FIELD OF STUDY
-------------------------------------------------------------------------------------------------------------
California State University, Long Beach, CA                B.S.            1983         Chemical
-------------------------------------------------------------------------------------------------------------

RESEARCH AND/OR PROFESSIONAL EXPERIENCE: Concluding with present position, list in chronological order previous employment, experience, and honors. Key personnel include the principal investigator and any other individuals who participate in the scientific development or execution of the project. Key personnel typically will include all individuals with doctoral or other professional degrees, but in some projects will include individuals at the masters or baccalaureate level provided they contribute in a substantive way to the scientific development or execution of the project. Include present membership on any Federal Government public advisory committee. List, in chronological order, the titles, all authors, and complete references to all publications during the past three years and to representative earlier publications pertinent to this application. DO NOT EXCEED TWO PAGES.

Professional Experience:
-----------------------

1980-1984           Research Associate
                    Specialty Labs Inc., Los Angeles, CA

1984-1986           Research Associate
                    Beckman Research Institute of the City of Hope, Duarte, CA

1986-1991           Scientist/Systems Chemist
                    Beckman Instruments, Inc., Brea, CA

1991-1995           Senior Software Engineer
                    Eastman Kodak, New Haven, CT

1994-1995           Software Consultant
                    Neurogen Corporation, Branford, CT

1995-Present        Director of Software Development
                    CuraGen Corporation, Branford, CT

Honors and Awards:
-----------------

Gold Nugget Award, Associated Students Honors for Service, CSLUB, 1983 Chemistry Alumni Award, CSLUB, 1983
Distinguished Service Award, Department of Chemistry, CSLUB, 1983
Distinguished Service Award, School of Natural Science, CSLUB, 1983

Bibliography:
------------

1. "Evaluation of the recovery between samples presented in primary tubes and those presented in cups on the Beckman Synchron CX(R)7", B.Davis, and J.C. Kaufman, Clin.Chem. 37, 872 (1991).

2. "Differential detection of viral DNA and RNA in situ cells infected with human cytomegalovirus", J.R. McCarrey, J. C. Kaufman, M. A. Churchill, and J.A. Zaia, Journal of Virological Methods 25, 301-314 (1989).

3. "Evaluation of Cold-Stable Rate-Jaffe creatinine reagent for the use on the Beckman Synchron CX4/5", J. C. Kaufman et. al, Clin.Chem, 33 951 (1987).



--------------------------------------------------------------------------------

FF                Principal Investigator/Program Director (Last, first, middle):
                                                                Went, Gregory T.
                                                                ----------------
--------------------------------------------------------------------------------
                              BIOGRAPHICAL SKETCH

   Give the following information for the key personnel and consultants and collaborators. Begin with the principal investigator/program director.
                     Photocopy this page for each person.
--------------------------------------------------------------------------------
NAME                                POSITION TITLE

Harold G. Craighead                 Professor of Applied and Engineering Physics

--------------------------------------------------------------------------------
EDUCATION (Begin with baccalaureate or other initial professional education, such as nursing, and include postdoctoral training.)
--------------------------------------------------------------------------------
                                                 YEAR
  INSTITUTION AND LOCATION           DEGREE    CONFERRED     FIELD OF STUDY
--------------------------------------------------------------------------------
Univ. of Maryland, College Park, MD B.S.         1974      Physics
Cornell University, Ithaca, NY      Ph.D.        1980      Physics

--------------------------------------------------------------------------------
RESEARCH AND/OR PROFESSIONAL EXPERIENCE. Concluding with present position, list, in chronological order, previous employment, experience and honors. Key personnel include the principal investigator and any other individuals who participate in the scientific development or execution of the project. Key personnel typically will include all individuals with doctoral or other professional degrees, but in some projects will include individuals at the masters or baccalaureate level provided they contribute in a substantive way to the scientific development or execution of the project. Include present membership or any Federal Government public advisory committee. List, in chronological order, the titles, all authors, and complete references to all publications during the past three years and to representative earlier publications pertinent to this application. DO NOT EXCEED TWO PAGES.

        After completing his thesis in experimental physics at the end of 1979, Dr. Craighead joined Bell Laboratories as a Member of Technical Staff in the Device Physics Research Department. Research included studies of high-resolution semiconductor fabrication processes including electron beam lithography with high energy finely focused electron beams. This work resulted, at the time, in the creation of the smallest wires and etched structures on GaAs. He did some of the deepest UV lithography studies with excimer lasers.
        At the breakup of AT&T, Dr. Craighead transferred to the newly created Bell Communications Research and became a research manager in the Solid State Science and Technology Laboratory. He formed and headed the group responsible for advanced lithography and device fabrication and ultra-small experimental device studies. His personal research centered on advanced semiconductor processing and the properties of ultra-small structures. He explored ion etching processes in compound semiconductors, with in several cases the first published accounts of reactive ion etching processes in several material systems. Studies of ion induced damage and enhanced compositional disordering were exploited to create quantum wire and dot structures in GaAs/AlGaAs systems. He has worked extensively on optical materials, device and system studies.
        In 1989 Dr. Craighead joined the faculty of Cornell University as a Professor in the School of Applied and Engineering Physics. From 1989 until 1995 he was Director of the National Nanofabrication Facility at Cornell University.
        He is involved in collaborative projects on new molecular species for microfabrication and cell growth and a developing project on the use of microfabrication in biology.

Publications (last three years)

"Anisotropic reactive ion etching of InP in methane/hydrogen based plasmas",
J. W. McNabb, H. G. Temkin, and R. A. Logan, J. Vac, Sci. Technol, B. 9,
                                                                      -
3535 (1991).

"Anisotropic reactive ion etching of InP in methane/hydrogen based plasmas",
J. McNabb, H. G. Craighead, and H. Temkin, in Integrated Photonics Research, 1991, Technical Digest Series, (Optical Society of America, Washington, DC
1991), pp26-27.

"High resolution reactive ion etching of SiGe Alloys", J. G. Couillard, H. G. Craighead, J. Vac, Sci. Technol, B. 11, 717 (1993).
                                    --

"Lateral patterning of nanostructures", H. G. Craighead in Physics of Nanostructure, A. Long, editor (1992) (NATO summer school).

"Ballistic electron emission microscopy investigation of SiGe nanostructures fabricated using high resolution electron beam lithography and reactive ion etching", A. Davies, J. G. Couillard, and H. G. Craighead, Appl. Phys. Lett. 61,
                                                                             --
1040 (1992).

Principal Investigator/Program Director (Last, first, middle):  Went, Gregory T.
--------------------------------------------------------------------------------

"Ballistic electron emission microscopy investigation of SiGe nanostructures fabricated using reactive ion etching", J. G. Couillard, A. Davies, and H. G. Craighead, J. Vac. Sci. Technol B, 10, 3112 (1992).
                                   --

"A method of fabrication submicrometer gold wires on optical fibers", L. M. Schiavone, H. G. Craighead, and S. DiVita, Thin Silid Films, 208, 156 (1992).
                                                             ---

"A self assembled monolayer electron beam resist on GaAs", R. C. Tiberio, H. G. Craighead, M. Lercel, T. Lau, C. W. Sheen and D. L. Allara, Appl. Phys. Lett, 62, 476, (1993).
--

"Proton implantation intermixing of GaAs/AlGaAs quantum wells", G. F. Redinbo,
H. G. Craighead and J. M. Hong, J. Appl. Physics 74, 3099, (1993).
                                                 --

"A simple surface emitting LED array for free-space optical interconnects",
H. F. Bare, F. Haas, D. A. Honey, D. Mikolas, H. G. Craighead, G. Pugh and
R. Soave Photonics Technol. Lett, 5, 172 (1993).
                                  -

"Fabrication of aspheric high numerical aperture reflective diffractive optic elements using electron beam lithography", D. Mikolas, R. Bojko, H. G. Craighead, F. Haas, D. A. Honey and H. F. Bare, J. Vac. Sci. Technol. B, 12, 20
                                                                         --
(1994).

"Photolithography of Porous Silicon", J. G. Couillard and H. G. Craighead, J. Vac. Sci. Technol. B. 12, 161 (1994).
                      --

"Focused ion beam interactions with a shallow two-dimensional electron gas",
Y. A. Soh, G. L. Snider, M. J. Skvarla, and H. G. Craighead, J. Vac. Sci. Technol. B, 11, 2629 (1993).
            --

"Self assembled monolayer electron beam resists on GaAs and SiO2", M. Lercel, R.
C. Tiberio, H. G. Craighead, C. W. Sheen, A. N. Parikh, and D. L. Allara, J. Vac. Sci. Technol. B, 11, 2823 (1993).
                      --

"Ballistic-electron-emission microscopy characteristics of reverse-biased Schottky diodes", A. Davies and H. G. Craighead, Appl. Phys. Lett, 64, 2833
                                                                   --
(1994).

"Fabrication of a multilevel structure for nanophysics in two-dimensional electron gases", Y-A. Soh. G. L. Snider, M. J. Rooks, H. G. Craighead and
J. Parpia, J. Vac. Sci. Technol. B, 12, 1372 (1994).
                                    --

"Binary optics for optical interconnects", S. M. Shank and H. G. Craighead, (to appear in Proc. SPIE 2216 (1994))
                     ----

"Scanning tunneling microscopy based lithography of octadecanethiol on Au and GaAs", M. J. Lercel G. F. Redinbo, H. G. Craighead, C. W. Sheen and D. L. Allara, Appl. Phys. Lett 65, 974 (1994).
                         --

"Diffractive phase elements based on two-dimensional artifical dielectrics",
F. T. Chen and H. G. Craighead, Optics Letters 20 No. 2, 121 (1995)
                                               --


--------------------------------------------------------------------------------

FF                Principal Investigator/Program Director (Last, first, middle):
                                                                Went, Gregory T.
                                                                ----------------
--------------------------------------------------------------------------------
                              BIOGRAPHICAL SKETCH

   Give the following information for the key personnel and consultants and collaborators. Begin with the principal investigator/program director.
                     Photocopy this page for each person.
--------------------------------------------------------------------------------
NAME                                POSITION TITLE

Trevor Hawkins                        Research Scientist

--------------------------------------------------------------------------------
EDUCATION (Begin with baccalaureate or other initial professional education, such as nursing, and include postdoctoral training.)
--------------------------------------------------------------------------------
                                                       YEAR
  INSTITUTION AND LOCATION                 DEGREE    CONFERRED    FIELD OF STUDY
--------------------------------------------------------------------------------
University of Sussex, United Kingdom        B.Sc.       1989      Biochemistry
Laboratory of Molecular Biology, Cambridge  Ph.D.       1993      Biochemistry

--------------------------------------------------------------------------------
RESEARCH AND PROFESSIONAL EXPERIENCE: Concluding with present position, list in chronological order previous employment, experience and honors. Key personnel include the principal investigator and any other individuals who participate in the scientific development or execution of the project. Key personnel typically will include all individuals with doctoral or other professional degrees, but in some projects will include individuals at the masters or baccalaureate level provided they contribute in a substantive way to the scientific development or execution of the project. Include present membership on any Federal Government public advisory committee. List, in chronological order, the titles, all authors, and complete references to all publications during the past three years and to representative earlier publications pertinent to this application. DO NOT EXCEED TWO PAGES.

Professional Experience:
------------------------
1989-1990       Research and Teaching Assistant, Center for Medical Research,
                University of Sussex, United Kingdom.
1990-1992       Research Scientist, Medical Research Council, Cambridge, United
                Kingdom.
1992-1993       Staff Scientist, Medical Research Council, Cambridge, United
                Kingdom.
1993            Senior Scientist, Promega Corporation, Madison Wisconsin.
1993-present    Research Scientist, Whitehead Institute/MIT Center for Genomic
                Research.

Publications:
-------------
Hawkins, T.L., and Sulston, J.E.(1990). Automated fluorescent primer walking.
  Technique-A journal of methods in cell and molecular biology. 2.6. 307-310. Hawkins, T.L., and Sulston, J.E.(1991). The resolution of compressions in automated fluorescent sequencing. Nucl. Acids. Res. 19.10.2784.
Sulston, J., and Hawkins, T.L., et al (1992). The C.elegans genome sequencing project: A beginning. Nature 356:37-41.
Waterson, R. and Hawkins, T.L. et al (1992). A survey of expressed genes in
  Caenorhabditis elegans. Nature genetics 1:114-123.
Hawkins, T.L., Du, Z., Halloran, N.D., and Wilson, R.K.(1992). Fluorescence chemistries for automated primer-directed DNA sequencing. Electrophoresis 13:552-559.
Hawkins, T.L. (1992). M13 single-stranded purification using a biotinylated probe and streptavidin coated magnetic beads. DNA sequence- J.DNA Sequencing and Mapping. 3:65-69.
Hawkins, T.L. The use of magnetic particles in molecular biology. In Automated
  DNA sequencing and analysis techniques, Ed. Craig Venter, J.
Ainscough, R., and Hawkins, T.L. et al. (1993). Sequencing the genome. WBG
  93.340-343.

Berks, M., and Hawkins, T.L. et al (1993). WBG 123.22-25.

Watson, A., Smaldon, N., Lucke, R., and Hawkins, T.L. (1993). The Caenorhabdiris
  elegans project: first steps in automation. Nature. 362:569-570.
Wilson, R., Hawkins, T., et al. (1994). 2.2Mb of contiguous nucleotide sequence from chromosome III of C. elegans. Nature 368:32-38.
Hawkins, T.L. (1994). In automated DNA sequence analysis. Ed. Craig Ventor,
  Academic Press.

Hawkins, T.L., O'Connor-Morin, T., Roy A., and Santillan, C. (1994). DNA
  purification and isolation using a solid-phase, Nucl. Acids, Res. In press Hawkins, T.L., O'Connor-Morin, T., Ingalls, K., Levinson, D., DeAngelis, M.,
  Santillan, C., and Evans, C. (1994). Solid-phase molecular biology. Biomedical products. December issue. Ed Steve Ernst.

FF                Principal Investigator/Program Director (Last, first, middle):
                                                               Went, Gregory T.
                                                               ----------------
--------------------------------------------------------------------------------
Page 2

Hawkins, T.L., Banerjee S.R., Brodowski, C., Days, F., Levinson, D., and
        Ingalls, K. (1995) Thermal Cycle DNA Sequence set up using a modified lab workstation. In press.
Whitfield, L.S., Goodfellow, P.N., Sulston, J., and Hawkins, T.L., 41 Kilobases of Analyzed Sequence from the pseudoautosomal and Sex-determining regions of the short arm of Human Y chromosome. Submitted.
Santillan, C., Roy, A., and Hawkins, T.L., Isolation of DNA from agarose gel using a solid-phase. Submitted.

DeAngelis, M., and Hawkins, T.L., Solid-Phase Reverse immobilzation for the isolation of PCR products. Submitted.
Ingalls, K., Levinson, D., and Hawkins, T.L., Solid-Phase Reversible immobilization for the isolation of cosmid DNA suitable for library construction. Submitted.


--------------------------------------------------------------------------------

FF                Principal Investigator/Program Director (Last, first, middle):
                                                                Went, Gregory T.
                                                                ----------------
--------------------------------------------------------------------------------
                              BIOGRAPHICAL SKETCH

   Give the following information for the key personnel and consultants and collaborators. Begin with the principal investigator/program director.
                     Photocopy this page for each person.
--------------------------------------------------------------------------------
NAME                                POSITION TITLE

  Herbert H. Hooper                   Vice President, Research

--------------------------------------------------------------------------------
EDUCATION (Begin with baccalaureate or other initial professional education, such as nursing, and include postdoctoral training.
--------------------------------------------------------------------------------
                                                 YEAR
  INSTITUTION AND LOCATION           DEGREE    CONFERRED     FIELD OF STUDY
--------------------------------------------------------------------------------

 North Carolina State University     B.S.        1985      Chem. Eng.

 University of California, Berkeley  Ph.D.       1990      Chem. Eng.

--------------------------------------------------------------------------------
RESEARCH AND PROFESSIONAL EXPERIENCE. Concluding with present position, list, in chronological order, previous employment, experience and honors. Key personnel include the principal investigator and any other individuals who participate in the scientific development or execution of the project. Key personnel typically will include all individuals with doctoral or other professional degrees, but in some projects will include individuals at the masters or baccalaureate level provided they contribute in a substantive way to the scientific development or execution of the project. Include present membership on any Federal Government public advisory committee. List, in chronological order, the titles, all authors, and complete references to all publications during the past three years and to representative earlier publications pertinent to this application. If the list of publications in the last three years exceeds two pages, select the most pertinent publications. DO NOT EXCEED TWO PAGES.

Experience:
-----------

1985-1990       Graduate Research Assistant, University of California, Berkeley
1990            Postdoctoral Research Fellow, University of California, Berkeley
1990-1993       Senior Research Engineer, Air Products and Chemicals, Inc.,
                Allentown, PA
1993-present    Vice President, Research, Soane BioSciences, Inc.

Awards:
-------
Principal Investigator on NIH SBIR awards and Advanced Technology Program award.


Publications:
-------------
Sassi, A.P., S. Beltran, H.H. Hooper, H.W. Blanch and J.M. Prausnitz, Monte
  Carlo Simulations of Hydrophobic Weak Polyelectrolytes; Titration Properties and pH-Induced Structural Transitions. J. Chem. Phys., 97(11), 8767(1992).
Baker, J.P., H.H. Hooper, H.W. Blanch and J.M. Prausnitz, Swelling Equilibria for Weakly-Ionizable, Temperature-Sensitive Hydrogels, Macromolecules, 24, 549(1991).
Hooper, H.H., S. Beltran, A.P. Sassi, H.W. Blanch and J.M. Prausnitz, Monte
  Carlo Simulations of Hydrophobic Polyelectrolytes: Evidence for a Structural Transition in Response to Increasing Chain Ionization, J. Chem. Phys., 93(4), 2715(1990).
Hooper, H.H., H.W. Blanch and J.M. Prausnitz, Configurational Properties of
  Partially Ionized Polyelectrolytes from Monte Carlo Simulation, Macromolecules, (1990).
Beltran, S., H.H. Hooper, H.W. Blanch and J.M. Prausnitz, Swelling Equilibria for Ionized Temperature Sensitive Gels in Water and Aqueous Salt Solutions, J. Chem. Phys., 92(3), 2061(1990).
Hooper, H.H., H.W. Blanch, J.M. Prausnitz, Molecular Thermodynamics of Aqueous
  Polymers and Gels, in Absorbent Polymer Technology, Elsevier Publishers
  (1990).
Hooper, H.H., Swelling Equilibria for Positively Ionized Polyacrylamide
  Hydrogels, Macromolecules, 23, 1096(1990).
Prange, M.M., H.H. Hooper and J.M. Prausnitz, Thermodynamics of Aqueous Systems
  Containing Hydrophilic Polymers or Gels, AICHE J., 35(5), 803(1989).
Michel, S., H.H. Hooper and J.M. Prausnitz, Mutual Solubilities of Water and
  Hydrocarbons from an Equation of State, Fluid Phase Equil., 45, 173(1989).

FF                Principal Investigator/Program Director (Last, first, middle):
                                                               Went, Gregory T.
                                                               ----------------
--------------------------------------------------------------------------------
Biographical Sketch
Herbert H. Hooper
Page 2


  Hooper, H.H., S. Michel and J.M. Prausnitz. Correlation of Liquid-Liquid
    Equilibria for Some Water/Organic-Liquid Systems in the Region 20-250C. Ind. Eng. Chem. Res., 27(11), 2182(1988).
  Hooper, H.H., S. Michel and J.M. Prausnitz. High-Temperature Mutual
    Solubilities for some Binary and Ternary Aqueous Mixtures Containing Aromatic and Chlorinated Hydrocarbons, J. Chem. Eng. Data. 33(4), 502
    (1988).

  Patents:
  --------
  H.H. Hooper, S. Pacetti, D.S. Soane and Y.C. Bae. Separation Media for Electrophoresis, patent pending.


--------------------------------------------------------------------------------

FF                Principal Investigator/Program Director (Last, first, middle):
                                                                Went, Gregory T.
                                                                ----------------
--------------------------------------------------------------------------------
                              BIOGRAPHICAL SKETCH

   Give the following information for the key personnel and consultants and collaborators. Begin with the principal investigator/program director.
                     Photocopy this page for each person.
--------------------------------------------------------------------------------
NAME                                POSITION TITLE

  David S. Soane                      Chairman, Scientific Advisory Board

--------------------------------------------------------------------------------
EDUCATION (Begin with baccalaureate or other initial professional education, such as nursing, and include postdoctoral training.
--------------------------------------------------------------------------------
                                                 YEAR
  INSTITUTION AND LOCATION           DEGREE    CONFERRED     FIELD OF STUDY
--------------------------------------------------------------------------------

 National Taiwan University          B.S.        1973      Chemistry
 University of California, Berkeley  M.S.        1977      Chemical Eng.
 University of California, Berkeley  Ph.D.       1978      Chemical Eng.

--------------------------------------------------------------------------------
RESEARCH AND PROFESSIONAL EXPERIENCE. Concluding with present position, list, in chronological order, previous employment, experience and honors. Key personnel include the principal investigator and any other individuals who participate in the scientific development or execution of the proper Key personnel typically will include all individuals with doctoral or other professional degrees, but in some projects will include individuals at the masters or baccalaureate level provided they contribute in a substantive way to the scientific development or execution of the project. Include present membership or any Federal Government public advisory committee. List, in chronological order, the titles, all authors, and complete references to all publications during the past three years and to representative earlier publications pertinent to this application. If the list of publications in the last three years exceeds two pages, select the most pertinent publications. DO NOT EXCEED TWO PAGES.

Experience
----------

1978-1979       Postdoctoral Research Associate, Department of Chemical
                Engineering, UC Berkeley
1979-1983       Assistant Professor, Department of Chemical Engineering, UC
                Berkeley
1983-1987       Associate Professor, Department of Chemical Engineering, UC
                Berkeley
1984-present    Associate Faculty Scientist, Center for Advanced Materials,
                Lawrence Berkeley Lab
1985-1986       Sabbatical Leave at IBM, Almaden Research Laboratory and Kyoto
                University, Japan
1986-1989       Vice Chairman, Department of Chemical Engineering, UC Berkley
1987-1994       Professor, Department of Chemical Engineering, UC Berkeley
1994-present    Adjunct Professor, Department of Chemical Engineering, UC
                Berkeley
1991-present    Founder and Chairman, Soane Technologies, Inc.
1993-present    Chairman, Scientific Advisory Board, Soane BioSciences, Inc.

Honors:
------
Earl C. Anthony Fellowship, 1976
Camille and Henry Dreyfus Teach-Scholar Award, 1984

Society Activities:
------------------
Editorial Advisory Board, Journal of Applied Polymer Science, 1983-1989 Editorial Advisory Board, Journal of Biomaterials, 1985-present
Membership and Examination Committees, Polymer Division, American Chemical Society, 1982-present
Board of Directors, Golden Gate Chapter, Society of Plastics Engineers, 1982-present
Executive Committee, Northern California Section, American Institute of Chemical Engineers, 1983-1984

Selected Publications (total greater than 170):
----------------------------------------------
Barron, A.E., H.W. Blanch and D.S. Soane. A Transient Entanglement Coupling
   Mechanism for DNA Separation by Capillary Electrophoresis in Ultra-Dilute Polymer Solutions.
   Electrophoresis. 15.597 (1994).

--------------------------------------------------------------------------------

FF                Principal Investigator/Program Director (Last, first, middle):
                                                                Went, Gregory T.
                                                                ---------------
--------------------------------------------------------------------------------
Biographical Sketch
David D. Stone
Page 2

Yonkoski, R.K., A Mathematical Model for Planarization of Microelectronic
     Topographies. J. Electochem. Soc., 141,585 (1994)
Monk, D.J., D.S. Soane and R.T. Howe, Hydrofluoric Acid Etching of Silicon
     Dioxide Sacrificial Layers, 2. Modeling, J. Electochem. Soc., 141, 270
     (1994).
Monk, D.J., D.S. Soane and R.T. Howe, Hydrofluoric Acid Etching of Silicon
     Dioxide Sacrificial Layers, 1. Experimental Observations, J. Electrochem, Soc., 141. 264 (1993).
Barron, A.E.D.S. Soane and H.W. Blanch, Capillary Electrophoresis of DNA in
     Uncrosslinked Polymer Solutions, J. Chrom., 652.3 (1993).
Bae, Y.C., and D.S. Soane, Polymeric Separation Media for Electrophoresis;
     Crosslinked Systems or Entangled Solutions, J. Chrom. A., 652 (1), 17
     (1993).
Monk, D.J., D.S. Soane and R.T. Howe, A Review of the Chemical Reaction
     Mechanism and Kinetics for Hydrofluoric Acid Etching of Silicon Dioxide for Surface Micromachining Applications, Thin Solid Films, 231,1 (1993).
Monk, D.J. Soane and R.T. Howe, LPCVD Silicon Dioxide Sacrificial Layer Etching
     for Surface Micromachining, Proc. Mac. Res. Soc. 264,303 (1992).
Hino, T., P.D. Grossman and D.S. Soane, Dynamic Light Scattering Studies of HEC
     Solutions used as Sieving Media for Electrophoretic Separations, J. Chrom., 608,79 (1992).
Grossman, P.D., and D.S. Soane, Capillary Electrophoresis of DNA in Entangled
     Polymer Solutions, J. Chrom., 559,257 (1991).
Grossman, P.D., and D.S. Soane, Experimental and Theoretical Studies of DNA
     Separations by Capillary Electrophoresis in Entangled Polymer Solutions, Biopolymers, 31,1221 (1991).

Selected Presentations:
-----------------------
Soane, D.S., Advances in Gel Matrices for DNA Electrophoresis, presented at The
     Human Genome Project: Commercial Implications, San Francisco, CA. March, 1995.
Soane, D.S., Replaceable Crosslinked Gels for DNA Analysis by Capillary
     Electrophoresis, presented at Third International Symposium on Capillary Electrophoresis, York, UK, August, 1994.

Books:
------
Soane, D.S. ed. Polymers for Biotechnology; Macromolecular Separation and
     Identification. Prentice Hall, New York, 1992.
Soane, D.S. and Z. Martynenko, Polymers in Microelectronics; Fundamentals and Applications, Elsevier, New York and Amsterdam, 1989.

Selected Patents (total greater than 15);
-----------------------------------------
Soane, D.S. and Y.C. Bae, Separation Media for Electrophoresis, WO 94/10561. Soane, D.S., Mosaic Microcolumns, Slabs and Separation Media for Electrophoresis
     and Chromatography, US Patent 5,135,627 (1992).
Soane, D.S. and Z.M. Soane, Method and Device for Moving Molecules by the
     Applications of a Plurality of Electrical Fields, US Patent 5.126.022
     (1992).
Soane, D.S. Controlled Casting of a Shrinkable Material, US Patent 5.110.514
     (1992).
Soane, D.S., Gel Casting Method and Apparatus, US Patent 5.061.336 (1991). Soane, D.S., Casting of Gradient Geis, US Patent 5.135.627 (1991).

FF                Principal Investigator/Program Director (Last, first, middle):
                                                                Went, Gregory T.
                                                                ----------------
--------------------------------------------------------------------------------
                              BIOGRAPHICAL SKETCH

   Give the following information for the key personnel and consultants and collaborators. Begin with the principal investigator/program director.
                     Photocopy this page for each person.
--------------------------------------------------------------------------------
NAME                                POSITION TITLE

Goretty Alonso Amigo                  Senior Scientist

--------------------------------------------------------------------------------
EDUCATION (Begin with baccalaureate or other initial professional education, such as nursing, and include postdoctoral training.
--------------------------------------------------------------------------------
                                                       YEAR
  INSTITUTION AND LOCATION                 DEGREE    CONFERRED    FIELD OF STUDY
--------------------------------------------------------------------------------
University of Valladolid, Spain             BS          1978     Chemistry
University of Detroit, Michigan             MSEC        1983     Science & Chem.
University of Detroit, Michigan             Ph.D.       1988     Macromolecular
                                                                 Ch.
--------------------------------------------------------------------------------
RESEARCH AND PROFESSIONAL EXPERIENCE. Concluding with present position, list, in chronological order, previous employment, experience and honors. Key personnel include the principal investigator and any other individuals who participate in the scientific development or execution of the project Key personnel typically will include all individuals with doctoral or other professional degrees, but in some projects will include individuals at the masters or baccalaureate level provided they contribute in a substantive way to the scientific development or execution of the project. Include present membership on any Federal Government public advisory committee. List, in chronological order, the titles, all authors, and complete references to all publications during the past three years and to representative earlier publications pertinent to this application. If the list of publications in the last three years exceeds two pages, select the most pertinent publications. DO NOT EXCEED TWO PAGES.

Experience:
-----------
1979-1981       Science Teacher, ICEDE Professional School, Burgos, Spain
1981-1984       Research Assistant, Polymer Technologies Inc., University of
                Detroit, Detroit, MI
1984-1988       Graduate Research Assistant, University of Detroit, Detroit, MI
1989-1991       Materials Scientist, Polymer R&D, Pilkington Barnes Hind,
                Sunnyvale, CA
1991-1993       Manager, Analytical Chemistry R&D, Pilkington Barnes Hind,
                Sunnyvale, CA
1994            Adjunct Professor, San Jose State University, San Jose, CA
1993-1995       Manager, Polymer R&D, Pilkington Barnes Hind, Sunnyvale, CA
1995-present    Senior Scientist, Soane BioSciences, Inc.

Publications:
-------------

        M.G. Alonso-Amigo and S. Schlick, ESR of Cu/2+/ in Nafion Ionomers, Polymer Preprints (American Chemical Society, Polymer Division Preprints, 27,337(1986).

        M.G. Alonso-Amigo and S. Schlick, Detection of Isolated and Paired Cu/2+/ Ions in Nafion Membranes by ESR Spectroscopy, Journal of Physical Chemistry, 90, 6353 (1986).

        D. Becker, J. Yanez, M.D. Sevilla, M.G. Alonso-Amigo and S. Schlick, An Electron Spin Resonance Investigation of the Motion of Lipid Peroxyl Radicals, Journal of Physical Chemistry. 91, 492, (1987).

        M.G. Alonso-Amigo and S. Schlick, Study of Mobile and Rgid Peroxy Radicals in Polypropylene, Macromolecules, 20, 795, (1987).

        M.G. Alonso-Amigo and S. Schlick, Binding of Paramagnetic Ions in Ionomers, Cu/2+/ and Ti/3/- in Nafion Membranes, Journal of Chemical Society, Faraday Transactions I. 83, 3575 (1987).

        M.G. Alonso-Amigo and S. Schlick, Detection of Isolated, Paired and Clustered Ti/3+/ in Nafion by ESR Spectroscopy, Polymer Preprints (American Chemical Society, Polymer Division Preprints), 28(2), 363,
        (1987).

        S. Schlick, R.D. Harvey, M.G. Alonso-Amigo and D. Klempner, Study of Phase Separation in LPNs Using Nitroxide Spin Labels, Macromolecules, 22, 822 (1989).

        M.G. Alonso-Amigo and S. Schlick, Determination of the Distance Between Paramagnetic Centers from ESR Spectra at L. S and X Bands, Cu/2+/ in Nafion Ionomers. Macromolecules, 22 2638 (1989).

--------------------------------------------------------------------------------

FF                Principal Investigator Program Director (Last, first, middle):
                                                                 Went Gregory T.
                                                                 ---------------
--------------------------------------------------------------------------------
Biographical Sketch
Goretty A. Amigo
Page 2

     M.G. Alonso-Amigo and S. Schlick, Local Environment and Clustering of Cations in Ionomers. ESR of Cu/2/+ in Nafion Swollen by Water, Methanol,Dimethylformamide and Tetrahydrofuran. Macromolecules, 22, 2634
     (1989).

     S. Schlick, M.G. Alonso-Amigo and S.S. Eaton, Structure of Cu/2/+_Cu/2/ Dimers in Nafion Swollen by Water, Methanol, DMF and THF. ESR Results and Theoretical Simulations. Journel of Physical Chemistry, 93, 7906 (1989)

     S. Schlick and M.G. Alonso-Amigo, Co-Cation Enhanced Electron Transfer in Nafion Neutralized by Ti/3/+. Study of O\\2\\ Formation by ESR. Polymer Preprints (American Chemical Society), 30 (1), 440 (1989).

     M.G. Alonso-Amigo and S. Schlick, O\\2\\ Formation in Nafion by Electron Transfer from Ti/3/+. The Effect of Al/3/+ as Cocation, Journal of Physical Chemistry, 93, 7526 (1989).

     Shulamith Schlick, M.G. Alonso-Amigo and Janusz Bednareck, Multifrequency Electron Spin Resonance and Electron Nuclear Double Resonance Studies of Metal Carions in Perfluorinated Ionomers, Colloids and Surfaces A:
     Physicochemical and Engineering Aspects. 72, 1 (1993).

FF                Principal Investigator/Program Director (Last, first, middle):
                                                                Went, Gregory T.
                                                                ----------------
--------------------------------------------------------------------------------
                              BIOGRAPHICAL SKETCH

   Give the following information for the key personnel and consultants and collaborators. Begin with the principal investigator/program director.
                     Photocopy this page for each person.
--------------------------------------------------------------------------------
NAME                                POSITION TITLE

Alexander P. Sassi                    Senior Research Engineer

--------------------------------------------------------------------------------
EDUCATION (Begin with baccalaureate or other initial professional education, such as nursing, and include postdoctoral training.
--------------------------------------------------------------------------------
                                                       YEAR
  INSTITUTION AND LOCATION                 DEGREE    CONFERRED    FIELD OF STUDY
--------------------------------------------------------------------------------

University of Washington, Seattle           BSChE       1988      Chemical Eng.

University of California, Berkeley          Ph.D.       1994      Chemical Eng.

--------------------------------------------------------------------------------
RESEARCH AND PROFESSIONAL EXPERIENCE. Concluding with present position, list, in chronological order, previous employment, experience and honors. Key personnel include the principal investigator and any other individuals who participate in the scientific development or execution of the project Key personnel typically will include all individuals with doctoral or other professional degrees, but in some projects will include individuals at the masters or baccalaureate level provided they contribute in a substantive way to the scientific development or execution of the project. Include present membership on any Federal Government public advisory committee. List, in chronological order, the titles, all authors, and complete references to all publications during the past three years and to representative earlier publications pertinent to this application. If the list of publications in the last three years exceeds two pages, select the most pertinent publications. DO NOT EXCEED TWO PAGES.

Experience:
-----------
1988            Engineer Intern, Exxon Production Research, Houston, TX
1988-1995       Graduate Research Assistant, University of California, Berkeley
1994            Visiting Researcher, Eisai Co., Ltd., Tsukuba, Japan
1995-present    Senior Research Engineer, Soane BioSciences, Inc.

Awards:
-------
Principal Investigator on NIH SBIR Phase I grant, Constant-Field Electrophoresis of Large DNA.

Publications:
-------------

Sassi, A.P., H.W. Blanch, and J.M. Prausnitz, Phase Equilibria for Aqueous
  Protein/Polyelectrolyte Gel Systems, submitted to AIChE Journal.
Sassi, A.P., D. Freed, H.W. Blanch, and J.M. Prausnitz, Partitioning of
  Hexavalent Chromium in Temperature-Sensitive, Polyelectrolyte Hydrogels, submitted to Polymer Gels and Networks.
Sassi, A.P., A. Shaw, S. Han, H.W. Blanch, and J.M. Prausnitz, Partitioning of
  Proteins and Small Biomolecules in Temperature-and pH-Sensitive Hydrogels, accepted by Polymer (1995).
Sassi, A.P. S.H. Lee, Y. Park, H.W. Blanch, and J.M. Prausnitz, Sorption of
  Lysozyme by HEMA Copolymer Hydrogels, accepted by Journal of Applied Polymer Science (1995).
Sassi, A.P., H.W. Blanch, and J.M. Prausnitz, Characterization of Size-Exclusion
  Effects in Highly Swollen Hydrogels: Correlation and Prediction, accepted by Journal of Applied Polymer Science (1995).
Sassi, A.P., H.W. Blanch, and J.M. Prausnitz, Feasibility Studies for
  Separations Processes Using Environmentally Sensitive Hydrogels, Lawrence Berkeley Laboratory, LBL Report #36405 (1994).
Sassi, A.P., J.L.F. Abascal, H.W. Blanch, and J.M. Prausnitz, Monte Carlo Simulations of a Hydrophobic Weak Polyelectrolyte. Charge Distribution as a Function of Conformation. J. Chem. Phys. 99(5), 4231 (1993).

FF                Principal Investigator Program Director (Last, first, middle):
                                                                 Went Gregory T.
                                                                 ---------------
--------------------------------------------------------------------------------
Biographical Sketch
Alexander P. Sassi
Page 2


Sassi, A.P., S. Beltran, H.H. Hooper, H.W. Blanch, J.M. Prausnitz and R.A.
        Siegel Monte Carlo Simulations of Hydrophobic Weak Polyelectrolytes:
        Titration Properties and pH-Induced Structural Transitions for Polymers Containing Weak Electrolytes, J. Chem. Pys., 97 (11), 8767 (1992).

Sassi, A.P., H.W. Blanch, and J.M. Prausnitz, Crosslinked Gels as Water
        Absorbents in Separations, chapter 8 in Polymer Applications for
                                                ------------------------
        Biotechnology, D.S. Soane, ed. Englewood Cliffs: Prentice Hall (1992)
        -------------

Hooper, H.H. S. Beltran. A.P. Sassi, H.W. Blanch and J.M. Prausnitz, Monte Carlo
        Simulations of Hydrophobic Polyelectrolytes: Evidence for a Structural Transition In Response to Increasing Chain Ionization, J. Chem. Phys., 93 (4), 2715 (1990).

FF                Principal Investigator/Program Director (Last, first, middle):
                                                                Went, Gregory T.
                                                                ----------------
--------------------------------------------------------------------------------
                              BIOGRAPHICAL SKETCH

   Give the following information for the key personnel and consultants and collaborators. Begin with the principal investigator/program director.
                     Photocopy this page for each person.
--------------------------------------------------------------------------------
NAME                                POSITION TITLE

Danny Hion                          Research Biochemist

--------------------------------------------------------------------------------
EDUCATION (Begin with baccalaureate or other initial professional education, such as nursing, and include postdoctoral training.
--------------------------------------------------------------------------------
                                                       YEAR
  INSTITUTION AND LOCATION                 DEGREE    CONFERRED    FIELD OF STUDY
--------------------------------------------------------------------------------
University of California, Berkeley          BA          1992      Molecular
                                                                  Biology
                                                                  Genetics
--------------------------------------------------------------------------------
RESEARCH AND PROFESSIONAL EXPERIENCE. Concluding with present position, list, in chronological order, previous employment, experience and honors. Key personnel include the principal investigator and any other individuals who participate in the scientific development or execution of the project Key personnel typically will include all individuals with doctoral or other professional degrees, but in some projects will include individuals at the masters or baccalaureate level provided they contribute in a substantive way to the scientific development or execution of the project. Include present membership on any Federal Government public advisory committee. List, in chronological order, the titles, all authors, and complete references to all publications during the past three years and to representative earlier publications pertinent to this application. If the list of publications in the last three years exceeds two pages, select the most pertinent publications. DO NOT EXCEED TWO PAGES.

Experience:
-----------
1993-present    Research Biochemist, Soane BioSciences, Inc.
                Experienced in DNA sequencing sample prep and electrophoresis
                (Slab and Capillary).

FF                Principal Investigator/Program Director (Last, first, middle):
                                                                Went, Gregory T.
                                                                ----------------
--------------------------------------------------------------------------------
                              BIOGRAPHICAL SKETCH

   Give the following information for the key personnel and consultants and collaborators. Begin with the principal investigator/program director.
                      Photocopy this page for each person
--------------------------------------------------------------------------------
NAME                                POSITION TITLE

Shi Lin                               Postdoctoral Scientist

--------------------------------------------------------------------------------
EDUCATION (Begin with baccalaureate or other initial professional education, such as nursing, and include postdoctoral training
--------------------------------------------------------------------------------
                                                       YEAR
  INSTITUTION AND LOCATION                 DEGREE    CONFERRED    FIELD OF STUDY
--------------------------------------------------------------------------------
South China University of Technology       BS          1982       Chem. Eng.
South China University of Technology       MS          1985       Chem. Eng.
SUNY College of Env. Sci. & Forestry       Ph.D.       1994       Polym. Chem
   Syracuse
--------------------------------------------------------------------------------
RESEARCH AND PROFESSIONAL EXPERIENCE. Concluding with present position, list, in chronological order, previous employment, experience and honors. Key personnel include the principal investigator and any other individuals who participate in the scientific development or execution of the project. Key personnel typically will include all individuals with doctoral or other professional degrees, but in some projects will include individuals at the masters or baccalaureate level provided they contribute in a substantive way to the scientific development or execution of the project. Include present membership on any Federal Government public advisory committee. List, in chronological order, the titles, all authors, and complete references to all publications during the past three years and to representative earlier publications pertinent to this application. If the list of publications in the last three years exceeds two pages, select the most pertinent publications. DO NOT EXCEED TWO PAGES.

Experience:
-----------
1982          Research Associate, Guangdong Provincial Research Institute of
              Man-Made Fiber, China
1982-1985     Graduate Assistant, South China University of Technology
1985-1986     Faculty of Chemical Engineering, South China University of
              Technology
1987-1994     Research Project Assistant, SUNY College of Environmental Science
              and Forestry, Syracuse
1995-present  Postdoctoral Scientist, Soane BioSciences, Inc.

Publications:
-------------
Shi Lin and Israel Cabasso, Synthesis and Characterization of
    Carbamoylphosphonate Monomer and It's Copolymer with Styrene, II, submitted to J. Polym. Sci. Polym. Chem. Ed.
Shi Lin and Israel Cabasso, Synthesis and Properties of
    Poly{5-oxy[2-(2',2'-diethoxyphosphonoethyl)-1.3-dioxane]methyl siloxane}, to be published
Shi Lin and Israel Cabasso, Synthesis and Characterization of
    Poly{[(diethylphosphonobenzyl) a. b-ethyl] methyl siloxane} and Its Salt Complexes, to be published
Su Maoyao, Gao Guang and Lin Shi, A Study on the Effects of Pretreatment by
    Chemical Activation on the Fine Structure and Reactivity of Cellulose Fiber,
    J. South China University of Technology, 17(1), 94, (1984)
Yang ZhiLi, Wu GuoMin, Mei ChienFong, Gao Guang, Lin Shi, Liu HaiMin and Zou
    JingHong, Study on the Manufacture of Rayon Fiber from a PF/DMSO Solvent System, Cellulose Chem. Technol., 21.493 (1987)

Patents:
--------
I. Cabasso and S. Lin, Water Soluble Phosphorylated Polysiloxanes. US patent pending.
I. Cabasso and S. Lin, Hydrogels and Salt Complexes form Novel Phosphorylated Siloxane. US patent pending.

--------------------------------------------------------------------------------

FF                Principal Investigator/Program Director (Last, first, middle):
                                                                Went, Gregory T.
                                                                ----------------
--------------------------------------------------------------------------------
                              BIOGRAPHICAL SKETCH

   Give the following information for the key personnel and consultants and collaborators. Begin with the principal investigator/program director.
                     Photocopy this page for each person.
--------------------------------------------------------------------------------
NAME                                POSITION TITLE

William Lee                           Research Specialist

--------------------------------------------------------------------------------
EDUCATION (Begin with baccalaureate or other initial professional education, such as nursing, and include postdoctoral training.
--------------------------------------------------------------------------------
                                                       YEAR
  INSTITUTION AND LOCATION                 DEGREE    CONFERRED    FIELD OF STUDY
--------------------------------------------------------------------------------

Massachusetts Institute of Technology       B.S.        1995     Mechanical Eng.

--------------------------------------------------------------------------------
RESEARCH AND/OR PROFESSIONAL EXPERIENCE: Concluding with present position, list in chronological order previous employment, experience, and honors. Key personnel include the principal investigator and any other individuals who participate in the scientific development or execution of the project. Key personnel typically will include all individuals with doctoral or other professional degrees, but in some projects will include individuals at the masters or baccalaureate level provided they contribute in a substantive way to the scientific development or execution of the project. Include present membership on any Federal Government public advisory committee. List, in chronological order, the titles, all authors, and complete references to all publications during the past three years and to representative earlier publications pertinent to this application. DO NOT EXCEED TWO PAGES.

Professional Experience:
------------------------

1992-1995        Artificial Muscle Group. Artificial Intelligence Laboratory,
                 MIT
                 (1995) Second Phase Gel Model
                 (1994) pH Imaging System
                 (1994) Linear Gel Based Actuaor Test Bed
                 (1994) Small Scale Test Bed and Gel Fluid Model
                 (1993) Tabletop Cylindrical Gel Based Actuator Test Bed
                 (1992) Investigation of Mechanical Properties of PAN Fiber Gels
1995-present     Research Specialist. Whitehead Institute for Biomedical
                 Research/MIT Center for Genome Research

Publications:
-------------
None.

FF                Principal Investigator/Program Director (Last, first, middle):
                                                                Went, Gregory T.
                                                                ----------------
--------------------------------------------------------------------------------
                              BIOGRAPHICAL SKETCH

   Give the following information for the key personnel and consultants and collaborators. Begin with the principal investigator/program director.
                     Photocopy this page for each person.
--------------------------------------------------------------------------------
NAME                                POSITION TITLE

Lincoln Stein                         Research Scientist

--------------------------------------------------------------------------------
EDUCATION (Begin with baccalaureate or other initial professional education, such as nursing, and include postdoctoral training.)
--------------------------------------------------------------------------------
                                                       YEAR
  INSTITUTION AND LOCATION                 DEGREE    CONFERRED    FIELD OF STUDY
--------------------------------------------------------------------------------
Johns Hopkins University, Baltimore, MD     B.A.        1982      Biological
                                                                   Sciences
Harvard Medical School, Boston, MA          Ph.D.       1989      Pathology
                                                                   Harvard Me.
Boston, MA                                  M.D.        1989      Pathology

--------------------------------------------------------------------------------
RESEARCH AND/OR PROFESSIONAL EXPERIENCE: Concluding with present position, list, in chronological order, previous employment, experience and honors, the principal investigator and any other individuals who participate in the scientific development or execution of the project. Key personnel typically will include all individuals with doctoral or other professional degrees, but in some projects will include individuals at the masters or baccalaureate level provided they contribute in a substantive way to the scientific development or execution of the project. Include present membership on any Federal Government public advisory committee. List, in chronological order, the titles, all authors, during the past three years and to representative earlier publications pertinent to this application. DO NOT EXCEED TWO PAGES.

Professional Experience:
------------------------
1980-1982       Graduate Student Laboratory of George Scangos, John Hopkins
                University Dept. of Biology; eukaryotic transcription promoters using DNA-mediated gene transfer
1983            Graduate Student Laboratory of Richard Mulligan, M.I.T. Center
                for Cancer Research; extendin of retrovirus vectors
1986            Microbiology laboratory instructor, New England Baptist Hospital
                School of Nursing
1986-1988       Lecturer for veterinary parasitology and infectious disease courses at Tufts University Veterinary
1984-1989       Graduate Student Laboratory of John David Harvard School of
                Public Health; cloning of deve?? regulated genes from
                Schistosoma mansoni
1990            Instructor for Harvard Medical School courses in infectious diseases and gastrointestinal pathop???
1992-1994       Assistant Director, Informatics Core, Whitehead Institute/MIT
                Center for Genome Research.
1990-present    Instructor, Harvard Medical School, Department of Pathology.
                Brigham and Women's Hospital
1994-present    Director, Informatics Core, Whitehead Institute/MIT Center for
                Genome Research.

Honors and Awards:
------------------

1978            National Merit Scholarship, Johns Hopkins University
1979            Phi Beta Kappa, Johns Hopkins University
1984            Medical Scientist Training Program Scholarship, Harvard Medical
                School
Publications:
-------------

Copeland, N.G., D.J. Gilbert, N.A. Jenkins, J.H. Nadeau, J.T. Eppig, L.J.
  Maltais, J.C. Miller, W.F. Dietrich, S.E. Lincoln, A. Weaver, D.C. Joyce, M. Merchant, M. Wessel, H. Katz, L.D. Stein, M.P. Reeve, R.D. Dredge, A. Marquis,
  N. Goodman, and E.S. Lander(1993) Genome Maps IV Science 262:67-82
                                    --------------
Copeland, N.G., N.A. Jenkins, D.J. Gilbert, J.T. Eppig, L.J. Maltais, J.C.
  Miller, W.F. Dietrich, A. Weaver, R.G. Steen, L.D. Stein, J.H. Nadeau, and E.S. Lander(1993) A genetic linkage map of the mouse: C applications and future prospects. Science 262:57-66.
                    -------
Dietrich, W.F., J.C. Miller, R.G. Steen, M. Merchant, D. Damron, R. Nahf, D.C.
  Joyce, R.D. Dredge, A. Weaver, L.D. Stein, N. Goodman, D.C. Page, and E.S. Lander(1994). A genetic map of the mouse with 4,006 simple length polymorphisms. Nature Genetics, 7:220-245.
                 ------ --------
Genest, D., Stein, L., Cibas, E., Sheets, E., Zitz. J., Crum, C.(1993) A Binary
  (Bethesday) System for Class Cancer Precursors: Criteria, Reproducibility and Viral Correlates. Human Path, 24:730-736.
                    ----------
Goodman, N., Rozen S., Stein, L.(1993). Requirements for a Deductive Query
  Language in the MapBase Ge???? Database. Workshop on Programming with Logic
                                           ----------------------------------
  Databases, Vancouver, BC. Oct. 30, 1993.
  ---------
Goodman, N., Rozen S., Stein, L.(1994). Constructing a domain-specific DBMS using a persistent object systems International Workshop on Persistent Object
                                    -------------------------------------------
  Systems, In press.
  -------

FF                Principal Investigator/Program Director (Last, first, middle):
                                                               Went, Gregory T.
                                                               ----------------
--------------------------------------------------------------------------------
Page 2
Miller, J., W. Dietrich, R. Steen, D. Joyce, M. Merchant, M. Wessel, D. Damron,
     R. Nahi, L. Stein, R. Dredg M. Daly, M.P. Reeve, N. Goodman, C.J. Lord, C.T. Montague, J.B. Prins. J. Todd, and E.s. Lande SSLP/Microsatellite genetic linkage map of the mouse. In: Genetic Variants and Strains of the
                                           ------- -------- --- ------- -- ---
     Laboratory Edition. M.F. Lyon, and A.G. searle, eds., Oxford University
     ---------- -------
     Press.
Shoemaker, C. Ramachandran, H. Landa, H. dos Reis, M. Stin, L. (1992),
     Alternative splicing of the Six gene encoding a homologue of epidermal growth factor receptor. Mol Biochem Parasitol 53:17-32.
                             ---------------------
Skelly, P.J., Stein, L.D. Shoemaker, C. (1993). Expression of Schistosoma
     mansoni genes involved in ____ oxidative glucose metabolism during the cercaria to adult transformation. Mol Biochem Parasitol. 60:93
STEIN, L. SNYDR-MICHAL, J., AND GREENES, R. (1991) Realistic Viewing and
     Manipulation of Radiographic ____ Computer--a User Interface for Educational Applications. Journal of Digital Imaging 4:3 169-176.
Stein, L., Ham. D., and David J. (1990), A cloned ATP:Guanidino Kinase in the
     Trematode Schistosoma ___ Duplicated Structure, J. Biol. Chem. 265:6582-
                                                     --------------
     6588.
Stein, L., David, J. (1987), Isolation of a tandemly repeated cDNA from S.
     mansoni which contains four long reading frames. Federation Proc., April
                                                      ----------------
     1987.
Stein L., David, J. (1986). Cloning of a developmentally regulated tegument antigen of Schistosoma mansoni: 20:253-264
Stein, L., Dessein. A., David. J. (1985). Cloning of two Schistosome Antigens
     Recognized by Human _______. Proc. April. 1985.
                                     ----
Stein. L., Dessein. A., Harn. D., Miller. J., Bina. J., David. J. (1984).
     Immunoprecipitation of Schistosome _____ Translation Products using Human Antisera. Federation Proc., April. 1984.
               ---------------
Stein. L., Marquis> A., Dredge. E., Reeve. M.P., Daly. M., Rozen. S., Goodman.
     N. (1994). Splicing UNIX Mapping Laboratory. USENIX Summer Technical Conference. pp. 221-229. 1994.
Samuelson. J., and Stein. L. (1989). Schistosoma mansoni: increasing saline concentration signals cercariae to schistosomula. Exp. Parasitol. 69:23-29.
                                                       --------------
Stein. L., Rozen. S., and Goodman. N. (1995). Managing laboratory Workflow With
     LabBase. In Proceedings of the 1994 Conference on Computers in Medicine (CompMed94). World Scientific Publishing Company.
Stein. L. (1995). How to Set Up and Maintain a World Wide Web Site: the Guide for Information Providers. Addison-Wesley Publishing. Reading. MA.

Software Development

Explorer (1987) a medical hypertext teaching system developed in the laboratory of Robert Greenes at Harvard ______
RWS (1987) an ultrasound image analysis package used by the Framingham Heart Study to asses carotid _______ disease.
CWS (1990) an ultrasound image acquisition and analysis package based loosely on
     RWS and used by the ______ Cardiovascular Health and the IRAS studies. Quote Init (1988) a desktop publishing utility for producing typographically correct quotes.
QT Batch Compressor (1991) an image compression utility for the Macintosh. MapBase. and LabBase (1992.1994) two object-oriented genome databases for UNIX platforms.
RHMAPPER (1994) a package for creating radiation hybrid maps for genome mapping. CGI.pm (1995) An interface between the World Wide Web and the Perl programming language.

--------------------------------------------------------------------------------

GG               Principal Investigator/Program Director (Last, first, middle):
                                                               Went, Gregory T.
                                                               ----------------
--------------------------------------------------------------------------------

                                 OTHER SUPPORT
                     (Use continuation pages if necessary)

FOLLOW INSTRUCTIONS CAREFULLY. Incomplete, inaccurate, or ambiguous information about OTHER SUPPORT could lead to significant delays in the review and/or possible funding of the application. If there are changes in the information after submission, notify the scientific review administrator or the initial review group before the review; if changes occur after the review, notify the appropriate institute.

Other support is defined as all funds or resources, whenever Federal, non-Federal, or institutional, available to the principal investigator/program director (and other key personnel named in the application) in direct support of their research endeavors through research or training grants, cooperative agreements, contracts fellowships, gifts, prizes, and other means. Key personnel are defined as all individuals who participate in the scientific development or execution of the project. Key personnel typically will include all individuals with doctoral or other professional degrees, but in some projects will include individuals at the masters or baccalaureate level provided they contribute in a substantive way to the scientific development or execution of the project.

Reporting requirements are: for each of the key personnel, describe (1) all currently active support and (2) all applications and proposals pending review or award whether related to this application or not. If the support is part of a larger project, identify the principal investigator/program director and provide the data for the relevant subproject(s). If an individual has no active or pending support, check "None." Use continuation pages as needed to provide the required information in the format as shown below.


Name  Gregory T. Went. Ph.D             Active   X   Pending        None
    -----------------------------------       ------        -------     --------

a.  Source and identifying no.  NIST 70NANB5H1036    P.I.  Gregory T. Went
                              ----------------------     -----------------------

Title  Integrated Microfabricated DNA Analysis Device for Diagnosis of Complex
       -------------------------------------------------------------------------
       Genetic Disorder
       ----------------

b.  Your role on project  Principal Investigator    [XXXXXXXXXXXXXXXX]
                        ----------------------------         -------------------

c.  Dates and costs of entire project  [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX]
                                     -------------------------------------------

d.  Dates and costs of current year    [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX]
                                   ---------------------------------------------

e.  Specific aims of project  This project proposes to develop a device to
                            ----------------------------------------------------
extend the use of DNA analysis from the characterization of simple inborn
--------------------------------------------------------------------------------
genetic disorders to the efficient diagnosis and treatment of complex illnesses
--------------------------------------------------------------------------------
like cardiovascular disease and cancer.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

f.  Describe scientific and budgetary overlap  This present application contains
                                             -----------------------------------
optical components similar to those described herein.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

g. Describe adjustments you will make if the present application is funded (budget, % effort, aims, etc.)

Adjustments will be made to the aims of the NIST project during 1997 if an award
--------------------------------------------------------------------------------
is received.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                      [Confidential Treatment Requested]

GG               Principal Investigator/Program Director (Last, first, middle):
                                                               Went, Gregory T.
                                                               ----------------
--------------------------------------------------------------------------------

                                 OTHER SUPPORT
                     (Use continuation pages if necessary)

FOLLOW INSTRUCTIONS CAREFULLY. Incomplete, inaccurate, or ambiguous information about OTHER SUPPORT could lead to significant delays in the review and/or possible funding of the application. If there are changes in the information after submission, notify the scientific review administrator or the initial review group before the review; if changes occur after the review, notify the appropriate institute.

Other support is defined as all funds or resources, whether Federal, non-Federal, or institutional, available to the principal investigator/program director (and other key personnel named in the application) in direct support of their research endeavors through research or training grants, cooperative agreements, contracts, fellowships, gifts, prizes, and other means. Key personnel are defined as all individuals who participate in the scientific development or execution of the project. Key personnel typically will include all individuals with doctoral or other professional degrees, but in some projects will include individuals at the masters or baccalaureate level provided they contribute in a substantive way to the scientific development or execution of the project.

Reporting requirements are: for each of the key personnel, describe (1) all currently active support and (2) all applications and proposals pending review or award whether related to this application or not. If the support is part of a larger project, identify the principal investigator/program director and provide the data for the relevant subproject(s). If an individual has no active or pending support, check "None." Use continuation pages as needed to provide the required information in the format as shown below.


Name  Gregory T. Went, Ph.D             Active   X   Pending        None
    -----------------------------------       ------        -------     --------

a.  Source and identifying no.  NIST 70NANB5H1066    P.I.  Jonathon M. Rothberg
                              ----------------------     -----------------------

Title  Molecular Recognition Technology for Precise Design of Protein-Specific
       -------------------------------------------------------------------------
       Drugs
       -----

b.  Your role on project  Business Administrator     [XXXXXXXXXXXXX]
                        ----------------------------         -------------------

c.  Dates and costs of entire project  [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX]
                                     -------------------------------------------

d.  Dates and costs of current year    [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX]
                                   ---------------------------------------------

e.  Specific aims of project  This project, through state-of-the-art molecular
                            ----------------------------------------------------
biology, structural physics, and computation methods, proposes to understand how
--------------------------------------------------------------------------------
small highly constrained mimics of protein modules bind to a target protein.
--------------------------------------------------------------------------------
This technological discovery uncovers rules governing protein recognition which
--------------------------------------------------------------------------------
can be applied to guide the development of drugs to combat major uncured
--------------------------------------------------------------------------------
diseases.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

f.  Describe scientific and budgetary overlap  No Scientific or budgetary
                                             -----------------------------------
overlap
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

g. Describe adjustments you will make if the present application is funded (budget, % effort, aims, etc.)

Dr. Went's effort will be reduced to [XXX] if the current project is funded.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      [Confidential Treatment Requested]

GG               Principal Investigator/Program Director (Last, first, middle):
                                                               Went, Gregory T.
                                                               ----------------
--------------------------------------------------------------------------------

                                 OTHER SUPPORT
                     (Use continuation pages if necessary)

FOLLOW INSTRUCTIONS CAREFULLY. Incomplete, inaccurate, or ambiguous information about OTHER SUPPORT could lead to significant delays in the review and/or possible funding of the application. If there are changes in the information after submission, notify the scientific review administrator or the initial review group before the review; if changes occur after the review, notify the appropriate institute.

Other support is defined as all funds or resources, whether Federal, non-Federal, or institutional, available to the principal investigator/program director (and other key personnel named in the application) in direct support of their research endeavors through research or training grants, cooperative agreements, contracts fellowships, gifts, prizes, and other means. Key personnel are defined as all individuals who participate in the scientific development or execution of the project. Key personnel typically will include all individuals with doctoral or other professional degrees, but in some projects will include individuals at the masters or baccalaureate level provided they contribute in a substantive way to the scientific development or execution of the project.

Reporting requirements are: for each of the key personnel, describe (1) all currently active support and (2) all applications and proposals pending review or award whether related to this application or not. If the support is part of a larger project, identify the principal investigator/program director and provide the data for the relevant subproject(s). If an individual has no active or pending support, check "None." Use continuation pages as needed to provide the required information in the format as shown below.


Name  Gregory T. Went, Ph.D             Active   X   Pending        None
    -----------------------------------       ------        -------     --------

a.  Source and identifying no.  NIH SBIR 2 R44 HGOO960-02  P.I.  Gregory T. Went
                              ----------------------------     -----------------

Title  Modular UltraHigh ThroughPut DNA Sequencing
       -------------------------------------------------------------------------

b.  Your role on project  Principal Investigator     [XXXXXXXXXXX]
                        ----------------------------         -------------------

c.  Dates and costs of entire project  [XXXXXXXXXXXXXXXXXXXXXXXXXXXX]
                                     -------------------------------------------

d.  Dates and costs of current year    [XXXXXXXXXXXXXXXXXXXXXXXXXXXX]
                                   ---------------------------------------------

e.  Specific aims of project  This project proposes to develop a working
                            ----------------------------------------------------
prototype incorporating a microfabricated separation module and loading
--------------------------------------------------------------------------------
interface.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

f.  Describe scientific and budgetary overlap  This project serves as the basis
                                             -----------------------------------
to the microchannel structures needed for the current proposal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

g. Describe adjustments you will make if the present application is funded (budget, % effort, aims, etc.)

No Adjustments will be necessary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                      [Confidential Treatment Requested]

GG               Principal Investigator/Program Director (Last, first, middle):
                                                               Went, Gregory T.
                                                               ----------------
--------------------------------------------------------------------------------

                                 OTHER SUPPORT
                     (Use continuation pages if necessary)

FOLLOW INSTRUCTIONS CAREFULLY. Incomplete, inaccurate, or ambiguous information about OTHER SUPPORT could lead to significant delays in the review and/or possible funding of the application. If there are changes in the information after submission, notify the scientific review administrator or the initial review group before the review; if changes occur after the review, notify the appropriate institute.

Other support is defined as all funds or resources, whether Federal, non-Federal, or institutional, available to the principal investigator/program director (and other key personnel named in the application) in direct support of their research endeavors through research or training grants, cooperative agreements, contracts, fellowships, gifts, prizes, and other means. Key personnel are defined as all individuals who participate in the scientific development or execution of the project. Key personnel typically will include all individuals with doctoral or other professional degrees, but in some projects will include individuals at the masters or baccalaureate level provided they contribute in a substantive way to the scientific development or execution of the project.

Reporting requirements are: for each of the key personnel, describe (1) all currently active support and (2) all applications and proposals pending review or award whether related to this application or not. If the support is part of a larger project, identify the principal investigator/program director and provide the data for the relevant subproject(s). If an individual has no active or pending support, check "None." Use continuation pages as needed to provide the required information in the format as shown below.


Name  Jonathon M. Rothberg, Ph.D        Active   X   Pending        None
    -----------------------------------       ------        -------     --------

a.  Source and identifying no.  NIST 70NANB5H1036    P.I.  Gregory T. Went
                              ----------------------     -----------------------

Title  Integrated Microfabricated DNA Analysis Device for Diagnosis of Complex
       -------------------------------------------------------------------------
       Genetic Disorder
       ----------------

b.  Your role on project  Business Administrator     [XXXXXXXXXXX]
                        ----------------------------         -------------------

c.  Dates and costs of entire project  [XXXXXXXXXXXXXXXXXXXXXXXXXXXXX]
                                     -------------------------------------------

d.  Dates and costs of current year    [XXXXXXXXXXXXXXXXXXXXXXXXXXXXX]
                                   ---------------------------------------------

e.  Specific aims of project  This project proposes to develop a device to
                            ----------------------------------------------------
extend the use of DNA analysis from the characterization of simple inborn
--------------------------------------------------------------------------------
genetic disorders to the efficient diagnosis and treatment of complex illnesses
--------------------------------------------------------------------------------
like cardiovascular disease and cancer.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

f.  Describe scientific and budgetary overlap  This present application contains
                                             -----------------------------------
optical components similar to those described herein.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

g. Describe adjustments you will make if the present application is funded (budget, % effort, aims, etc.)

Adjustments will be made to the aims of the NIST project during 1997 if an award
--------------------------------------------------------------------------------
is received.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                      [Confidential Treatment Requested]

GG               Principal Investigator/Program Director (Last, first, middle):
                                                               Went, Gregory T.
                                                               ----------------
--------------------------------------------------------------------------------

                                 OTHER SUPPORT
                     (Use continuation pages if necessary)

FOLLOW INSTRUCTIONS CAREFULLY. Incomplete, inaccurate, or ambiguous information about OTHER SUPPORT could lead to significant delays in the review and/or possible funding of the application. If there are changes in the information after submission, notify the scientific review administrator or the initial review group before the review; if changes occur after the review, notify the appropriate institute.

Other support is defined as all funds or resources, whether Federal, non-Federal, or institutional, available to the principal investigator/program director (and other key personnel named in the application) in direct support of their research endeavors through research or training grants, cooperative agreements, contracts, fellowships, gifts, prizes, and other means. Key personnel are defined as all individuals who participate in the scientific development or execution of the project. Key personnel typically will include all individuals with doctoral or other professional degrees, but in some projects will include individuals at the masters or baccalaureate level provided they contribute in a substantive way to the scientific development or execution of the project.

Reporting requirements are: for each of the key personnel, describe (1) all currently active support and (2) all applications and proposals pending review or award whether related to this application or not. If the support is part of a larger project, identify the principal investigator/program director and provide the data for the relevant subproject(s). If an individual has no active or pending support, check "None." Use continuation pages as needed to provide the required information in the format as shown below.


Name  Jonathon M. Rothberg, Ph.D        Active   X   Pending        None
    -----------------------------------       ------        -------     --------

a.  Source and identifying no.  NIST 70NANB5H1066    P.I.  Jonathon M. Rothberg
                              ----------------------     -----------------------

Title  Molecular Recognition Technology for Precise Design of Protein-Specific
       -------------------------------------------------------------------------
       Drugs
       -------------------------------------------------------------------------

b.  Your role on project  Principal Investigator     [XXXXXXXXXXXXXX]
                        ----------------------------         -------------------

c.  Dates and costs of entire project  [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXX]
                                     -------------------------------------------

d.  Dates and costs of current year    [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXX]
                                   ---------------------------------------------

e.  Specific aims of project  This project, through state-of-the-art molecular
                            ----------------------------------------------------
biology, structural physics, and computation methods, proposes to understand how
--------------------------------------------------------------------------------
small highly constrained mimics of protein modules bind to a target protein.
--------------------------------------------------------------------------------
This technological discovery uncovers rules governing protein recognition which
--------------------------------------------------------------------------------
can be applied to guide the development of drugs to combat major uncured
--------------------------------------------------------------------------------
diseases.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

f.  Describe scientific and budgetary overlap  No Scientific or budgetary
                                             -----------------------------------
overlap
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

g. Describe adjustments you will make if the present application is funded (budget, % effort, aims, etc.)

Dr. Rothberg's effort will be reduced to [XXX] if the current project is funded.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                      [Confidential Treatment Requested]

GG               Principal Investigator/Program Director (Last, first, middle):
                                                               Went, Gregory T.
                                                               ----------------
--------------------------------------------------------------------------------

                                 OTHER SUPPORT
                     (Use continuation pages if necessary)

FOLLOW INSTRUCTIONS CAREFULLY. Incomplete, inaccurate, or ambiguous information about OTHER SUPPORT could lead to significant delays in the review and/or possible funding of the application. If there are changes in the information after submission, notify the scientific review administrator or the initial review group before the review; if changes occur after the review, notify the appropriate institute.

Other support is defined as all funds or resources, whether Federal, non-Federal, or institutional, available to the principal investigator/program director (and other key personnel named in the application) in direct support of their research endeavors through research or training grants, cooperative agreements, contracts fellowships, gifts, prizes, and other means. Key personnel are defined as all individuals who participate in the scientific development or execution of the project. Key personnel typically will include all individuals with doctoral or other professional degrees, but in some projects will include individuals at the masters or baccalaureate level provided they contribute in a substantive way to the scientific development or execution of the project.

Reporting requirements are: for each of the key personnel, describe (1) all currently active support and (2) all applications and proposals pending review or award whether related to this application or not. If the support is part of a larger project, identify the principal investigator/program director and provide the data for the relevant subproject(s). If an individual has no active or pending support, check "None." Use continuation pages as needed to provide the required information in the format as shown below.


Name  Jonathon M. Rothberg, Ph.D        Active   X   Pending        None
    -----------------------------------       ------        -------     --------

a.  Source and identifying no.  NIH SBIR 2 R44 HG00960-02  P.I.  Gregory T. Went
                              ----------------------------     -----------------

Title  Modular UltraHigh Throughput DNA Sequencing
       -------------------------------------------------------------------------

b.  Your role on project  Investigator              [XXXXXXXXXXX]
                        ----------------------------         -------------------

c.  Dates and costs of entire project  [XXXXXXXXXXXXXXXXXXXXXXXXXX]
                                     -------------------------------------------

d.  Dates and costs of current year    [XXXXXXXXXXXXXXXXXXXXXXXXXXX]
                                   ---------------------------------------------

e.  Specific aims of project  This project proposes to develop a working
                            ----------------------------------------------------
prototype incorporating a microfabricated separation module and loading
--------------------------------------------------------------------------------
interface.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

f.  Describe scientific and budgetary overlap  This project serves as the basis
                                             -----------------------------------
to the michrochannel structures needed for the current proposal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

g. Describe adjustments you will make if the present application is funded (budget, % effort, aims, etc.)

No Adjustments will be necessary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      55



                      [Confidential Treatment Requested]

GG               Principal Investigator/Program Director (Last, first, middle):
                                                               Went, Gregory T.
                                                               ----------------
--------------------------------------------------------------------------------

                                 OTHER SUPPORT
                     (Use continuation pages if necessary)

FOLLOW INSTRUCTIONS CAREFULLY. Incomplete, inaccurate, or ambiguous information about OTHER SUPPORT could lead to significant delays in the review and/or possible funding of the application. If there are changes in the information after submission, notify the scientific review administrator or the initial review group before the review; if changes occur after the review, notify the appropriate institute.

Other support is defined as all funds or resources, whether Federal, non-Federal, or institutional, available to the principal investigator/program director (and other key personnel named in the application) in direct support of their research endeavors through research or training grants, cooperative agreements, contracts fellowships, gifts, prizes, and other means. Key personnel are defined as all individuals who participate in the scientific development or execution of the project. Key personnel typically will include all individuals with doctoral or other professional degrees, but in some projects will include individuals at the masters or baccalaureate level provided they contribute in a substantive way to the scientific development or execution of the project.

Reporting requirements are: for each of the key personnel, describe (1) all currently active support and (2) all applications and proposals pending review or award whether related to this application or not. If the support is part of a larger project, identify the principal investigator/program director and provide the data for the relevant subproject(s). If an individual has no active or pending support, check "None." Use continuation pages as needed to provide the required information in the format as shown below.


Name  Michael P. McKenna, Ph.D          Active   X   Pending        None
    -----------------------------------       ------        -------     --------

a.  Source and identifying no.  NIST 70NANB5H1036    P.I.  Gregory T. Went
                              ----------------------     -----------------------

Title  Integrated Microfabricated DNA Analysis Device for Diagnosis of Complex
       -------------------------------------------------------------------------
       Genetic Disorder
       -------------------------------------------------------------------------

b.  Your role on project  Senior Research Scientist  [XXXXXXXXXXX]
                        ----------------------------         -------------------

c.  Dates and costs of entire project  [XXXXXXXXXXXXXXXXXXXXXXXXXXX]
                                     -------------------------------------------

d.  Dates and costs of current year    [XXXXXXXXXXXXXXXXXXXXXXXXXXXX]
                                   ---------------------------------------------

e.  Specific aims of project  This project proposes to develop a device to
                            ----------------------------------------------------
extend the use of DNA analysis from the characterization of simple inborn
--------------------------------------------------------------------------------
genetic disorders to the efficient diagnosis and treatment of complex illnesses
--------------------------------------------------------------------------------
like cardiovascular disease and cancer.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

f.  Describe scientific and budgetary overlap  This present application contains
                                             -----------------------------------
optical components similar to those described herein.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

g. Describe adjustments you will make if the present application is funded (budget, % effort, aims, etc.)

Adjustments will be made to the aims of the NIST during 1997 if an award is
--------------------------------------------------------------------------------
received.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      56



                      [Confidential Treatment Requested]

GG               Principal Investigator/Program Director (Last, first, middle):
                                                               Went, Gregory T.
                                                               ----------------
--------------------------------------------------------------------------------

                                 OTHER SUPPORT
                     (Use continuation pages if necessary)

FOLLOW INSTRUCTIONS CAREFULLY. Incomplete, inaccurate, or ambiguous information about OTHER SUPPORT could lead to significant delays in the review and/or possible funding of the application. If there are changes in the information after submission, notify the scientific review administrator or the initial review group before the review; if changes occur after the review, notify the appropriate institute.

Other support is defined as all funds or resources, whether Federal, non-Federal, or institutional, available to the principal investigator/program director (and other key personnel named in the application) in direct support of their research endeavors through research or training grants, cooperative agreements, contracts, fellowships, gifts, prizes, and other means. Key personnel are defined as all individuals who participate in the scientific development or execution of the project. Key personnel typically will include all individuals with doctoral or other professional degrees, but in some projects will include individuals at the masters or baccalaureate level provided they contribute in a substantive way to the scientific development or execution of the project.

Reporting requirements are: for each of the key personnel, describe (1) all currently active support and (2) all applications and proposals pending review or award whether related to this application or not. If the support is part of a larger project, identify the principal investigator/program director and provide the data for the relevant subproject(s). If an individual has no active or pending support, check "None." Use continuation pages as needed to provide the required information in the format as shown below.


Name  John W. Simpson                   Active   X   Pending        None
    -----------------------------------       ------        -------     --------

a.  Source and identifying no.  NIST 70NANB5H1036    P.I.  Gregory T. Went
                              ----------------------     -----------------------

Title  Integrated Microfabricated DNA Analysis Device for Diagnosis of Complex
       -------------------------------------------------------------------------
       Genetic Disorder
       -------------------------------------------------------------------------

b.  Your role on project  Senior Research Engineer   [XXXXXXXXXX]
                        ----------------------------         -------------------

c.  Dates and costs of entire project  [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX]
                                     -------------------------------------------

d.  Dates and costs of current year    [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX]
                                   ---------------------------------------------

e.  Specific aims of project  This project proposes to develop a device to
                            ----------------------------------------------------
extend the use of DNA analysis from the characterization of simple inborn
--------------------------------------------------------------------------------
genetic disorders to the efficient diagnosis and treatment of complex illnesses
--------------------------------------------------------------------------------
like cardiovascular disease and cancer.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

f.  Describe scientific and budgetary overlap  This present application contains
                                             -----------------------------------
optical components similar to those described herein.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

g. Describe adjustments you will make if the present application is funded (budget, % effort, aims, etc.)

Adjustments will be made to the aims of the NIST during 1997 if an award is
--------------------------------------------------------------------------------
received.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                      [Confidential Treatment Requested]

GG               Principal Investigator/Program Director (Last, first, middle):
                                                               Went, Gregory T.
                                                               ----------------
--------------------------------------------------------------------------------

                                 OTHER SUPPORT
                     (Use continuation pages if necessary)

FOLLOW INSTRUCTIONS CAREFULLY. Incomplete, inaccurate, or ambiguous information about OTHER SUPPORT could lead to significant delays in the review and/or possible funding of the application. If there are changes in the information after submission, notify the scientific review administrator or the initial review group before the review; if changes occur after the review, notify the appropriate institute.

Other support is defined as all funds or resources, whether Federal, non-Federal, or institutional, available to the principal investigator/program director (and other key personnel named in the application) in direct support of their research endeavors through research or training grants, cooperative agreements, contracts, fellowships, gifts, prizes, and other means. Key personnel are defined as all individuals who participate in the scientific development or execution of the project. Key personnel typically will include all individuals with doctoral or other professional degrees, but in some projects will include individuals at the masters or baccalaureate level provided they contribute in a substantive way to the scientific development or execution of the project.

Reporting requirements are: for each of the key personnel, describe (1) all currently active support and (2) all applications and proposals pending review or award whether related to this application or not. If the support is part of a larger project, identify the principal investigator/program director and provide the data for the relevant subproject(s). If an individual has no active or pending support, check "None." Use continuation pages as needed to provide the required information in the format as shown below.


Name  John W. Simpson                   Active   X   Pending        None
    -----------------------------------       ------        -------     --------

a.  Source and identifying no. NIST SBIR 2 R44 HG00960-02  P.I.  Gregory T. Went
                              ----------------------------     -----------------

Title  Modular UltraHigh Throughput DNA Sequencing
       -------------------------------------------------------------------------

b.  Your role on project  Senior Engineer            [XXXXXXXXXXXX]
                        ----------------------------         -------------------

c.  Dates and costs of entire project  [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX]
                                     -------------------------------------------

d.  Dates and costs of current year    [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX]
                                   ---------------------------------------------

e.  Specific aims of project  This project proposes to develop a working
                            ----------------------------------------------------
prototype incorporating a microfabricated separation module and loading
--------------------------------------------------------------------------------
interface.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

f.  Describe scientific and budgetary overlap  This project serves as the basis
                                             -----------------------------------
to the microchannel structures needed for the current proposal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

g. Describe adjustments you will make if the present application is funded (budget, % effort, aims, etc.)

No Adjustments will be necessary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      58


                      [Confidential Treatment Requested]

GG               Principal Investigator/Program Director (Last, first, middle):
                                                               Went, Gregory T.
                                                               ----------------
--------------------------------------------------------------------------------

                                 OTHER SUPPORT
                     (Use continuation pages if necessary)

FOLLOW INSTRUCTIONS CAREFULLY. Incomplete, inaccurate, or ambiguous information about OTHER SUPPORT could lead to significant delays in the review and/or possible funding of the application. If there are changes in the information after submission, notify the scientific review administrator or the initial review group before the review; if changes occur after the review, notify the appropriate institute.

Other support is defined as all funds or resources, whether Federal, non-Federal, or institutional, available to the principal investigator/program director (and other key personnel named in the application) in direct support of their research endeavors through research or training grants, cooperative agreements, contracts, fellowships, gifts, prizes, and other means. Key personnel are defined as all individuals who participate in the scientific development or execution of the project. Key personnel typically will include all individuals with doctoral or other professional degrees, but in some projects will include individuals at the masters or baccalaureate level provided they contribute in a substantive way to the scientific development or execution of the project.

Reporting requirements are: for each of the key personnel, describe (1) all currently active support and (2) all applications and proposals pending review or award whether related to this application or not. If the support is part of a larger project, identify the principal investigator/program director and provide the data for the relevant subproject(s). If an individual has no active or pending support, check "None." Use continuation pages as needed to provide the required information in the format as shown below.


Name  Harold G. Craighead               Active   X   Pending        None
    -----------------------------------       ------        -------     --------

a.  Source and identifying no.  ARPA/AF - F49620-93-C-0061  P.I. Craighead
                              ----------------------------      ----------------

Title  Micro-Column Arrays for Nanolithography
       -------------------------------------------------------------------------

b.  Your role on project                             % Effort
                        ----------------------------         -------------------

c.  Dates and costs of entire project  [XXXXXXXXXXXXXXXXXXXXXXXXXXXX]
                                     -------------------------------------------

d.  Dates and costs of current year    [XXXXXXXXXXXXXXXXXXXXXXXXXXXXX]
                                   ---------------------------------------------

e.  Specific aims of project  Develop a miniaturized electron beam source and
                            ----------------------------------------------------
optical column
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

f.  Describe scientific and budgetary overlap  None
                                             -----------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

g. Describe adjustments you will make if the present application is funded (budget, % effort, aims, etc.)

None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      59

                      [Confidential Treatment Requested]

GG                Principal Investigator/Program Director (Last, first, middle):
                                                                Went, Gregory T.
                                                                ----------------
================================================================================
                                 OTHER SUPPORT
                     (Use continuation pages if necessary)

FOLLOW INSTRUCTIONS CAREFULLY. Incomplete, inaccurate, or ambiguous information about OTHER SUPPORT could lead to significant delays in the review and/or possible funding of the application. If there are changes in the information after submission, notify the scientific review administrator of the initial review group before the review; if changes occur after the review, notify the appropriate insurance.

Other support is defined as all funds or resources, whether Federal, non-Federal, or institutional, available to the principal investigator/program (director and other key personnel named in the application) in direct support of their research endeavors through research or training grants, cooperative agreements, contracts, fellowships, gifts, prizes, and other means. Key personnel are defined as all individuals who participate in the scientific development or execution of the project. Key personnel typically will include all individuals with doctoral or other professional degrees, but in some projects will include individuals at the masters or baccalaureate level provided they contribute in a substantive way to the scientific development or execution of the project.

Reporting requirements are: for each of the key personnel, describe (1) all currently active support and (2) all applications and proposals pending review or award, whether related to the application or not. If the support is part of a larger project, identify the principal investigator/program director and provide the data for the relevant subproject(s). If an individual has no active or pending support, check "None." Use continuation pages as needed to provide the required information in the format as shown below.


Name  Harold G. Craighead            Active   X   Pending       None
    --------------------------------       ------        ------     ------

a.  Source and identifying no.  ARPA/ONR - NOOO14-93-1-1080    P.I.  Craighead
                              --------------------------------     -------------

Title  Molecular Approaches to Device Nanofabrication
     ---------------------------------------------------------------------------

b.  Your role on project          PI                     % Effort
                        ----------  --------------------         ---------------

c.  Dates and costs of entire project  [XXXXXXXXXXXXXXXXXXXXXXXXXXX]
                                     -------------------------------------------

d.  Dates and costs of current year    [XXXXXXXXXXXXXXXXXXXXXXXXXXXX]
                                   ---------------------------------------------

e.  Specific aims of project  Investigate the properties and use of
                            ----------------------------------------------------
self-assembled organic monolayers as resists for nanofabrication
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

f.  Describe scientific and budgetary overlap  None
                                             -----------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

g. Describe adjustments you will make if the present application is funded (budget, % effort, aims, etc.)

None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================

                      [Confidential Treatment Requested]

GG               Principal Investigator/Program Director (Last, first, middle):
                                                               Went, Gregory T.
                                                               ----------------
--------------------------------------------------------------------------------

                                 OTHER SUPPORT
                     (Use continuation pages if necessary)

FOLLOW INSTRUCTIONS CAREFULLY. Incomplete, inaccurate, or ambiguous information about OTHER SUPPORT could lead to significant delays in the review and/or possible funding of the application. If there are changes in the information after submission, notify the scientific review administrator or the initial review group before the review; if changes occur after the review, notify the appropriate institute.

Other support is defined as all funds or resources, whether Federal, non-Federal, or institutional, available to the principal investigator/program director (and other key personnel named in the application) in direct support of their research endeavors through research or training grants, cooperative agreements, contracts, fellowships, gifts, prizes, and other means. Key personnel are defined as all individuals who participate in the scientific development or execution of the project. Key personnel typically will include all individuals with doctoral or other professional degrees, but in some projects will include individuals at the masters or baccalaureate level provided they contribute in a substantive way to the scientific development or execution of the project.

Reporting requirements are: for each of the key personnel, describe (1) all currently active support and (2) all applications and proposals pending review or award whether related to this application or not. If the support is part of a larger project, identify the principal investigator/program director and provide the data for the relevant subproject(s). If an individual has no active or pending support, check "None." Use continuation pages as needed to provide the required information in the format as shown below.


Name  Harold G. Craighead               Active   X   Pending        None
    -----------------------------------       ------        -------     --------

a.  Source and identifying no.  DoD/Rome Labs - F30602-93-C-0061
                              --------------------------------------------------

P.I.  Craighead
    ----------------------------------------------------------------------------

Title  Advancement of Free-Space Optical Interconnects
       -------------------------------------------------------------------------

b.  Your role on project        PI         [XXXXXXXXXXXXXXXXX] Summer
                        --------  --------          ---------          ---------

c.  Dates and costs of entire project  [XXXXXXXXXXXXXXXXXXXXXXXXXXXX]
                                     -------------------------------------------

d.  Dates and costs of current year    [XXXXXXXXXXXXXXXXXXXXXXXXXXXX]
                                   ---------------------------------------------

e.  Specific aims of project  Fabricate and test an optical interconnect for
                            ----------------------------------------------------
electronic circuits based on microfabricated diffractive optics.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

f.  Describe scientific and budgetary overlap  Uses advanced microfabrication
                                             -----------------------------------
technologies
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

g. Describe adjustments you will make if the present application is funded (budget, % effort, aims, etc.)

None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                      [Confidential Treatment Requested]

                 Principal Investigator/Program Director (Last, first, middle):
                                                               Went, Gregory T.
                                                               ----------------
--------------------------------------------------------------------------------

                                 OTHER SUPPORT
                     (Use continuation pages if necessary)

FOLLOW INSTRUCTIONS CAREFULLY. Incomplete, inaccurate, or ambiguous information about OTHER SUPPORT could lead to significant delays in the review and/or possible funding of the application. If there are changes in the information after submission, notify the scientific review administrator or the initial review group before the review; if changes occur after the review, notify the appropriate institute.

Other support is defined as all funds or resources, whether Federal, non-Federal, or institutional, available to the principal investigator/program director (and other key personnel named in the application) in direct support of their research endeavors through research or training grants, cooperative agreements, contracts, fellowships, gifts, prizes, and other means. Key personnel are defined as all individuals who participate in the scientific development or execution of the project. Key personnel typically will include all individuals with doctoral or other professional degrees, but in some projects will include individuals at the masters or baccalaureate level provided they contribute in a substantive way to the scientific development or execution of the project.

Reporting requirements are: for each of the key personnel, describe (1) all currently active support and (2) all applications and proposals pending review or award whether related to this application or not. If the support is part of a larger project, identify the principal investigator/program director and provide the data for the relevant subproject(s). If an individual has no active or pending support, check "None." Use continuation pages as needed to provide the required information in the format as shown below.


Name  Harold G. Craighead               Active   X   Pending        None
    -----------------------------------       ------        -------     --------

a.  Source and identifying no.  MSC/NSF - DMR-9121654    P.I.  Craighead
                              ---------------------------    -------------------

Title  Electron Scattering in Mesoscopic Systems
       -------------------------------------------------------------------------

b.  Your role on project           PI                % Effort
                        ----------    --------------         -------------------

c.  Dates and costs of entire project
                                     -------------------------------------------

d.  Dates and costs of current year    [XXXXXXXXXXXXXXXXXXXXXXXXXXXXX]
                                   ---------------------------------------------

e.  Specific aims of project  Explore electron scattering in small electronic
                            ----------------------------------------------------
devices
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

f.  Describe scientific and budgetary overlap  None
                                             -----------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

g. Describe adjustments you will make if the present application is funded (budget, % effort, aims, etc.)

None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      [Confidential Treatment Requested]

                 Principal Investigator/Program Director (Last, first, middle):
                                                               Went, Gregory T.
                                                               ----------------
--------------------------------------------------------------------------------

                                 OTHER SUPPORT
                     (Use continuation pages if necessary)

FOLLOW INSTRUCTIONS CAREFULLY. Incomplete, inaccurate, or ambiguous information about OTHER SUPPORT could lead to significant delays in the review and/or possible funding of the application. If there are changes in the information after submission, notify the scientific review administrator or the initial review group before the review; if changes occur after the review, notify the appropriate institute.

Other support is defined as all funds or resources, whether Federal, non-Federal, or institutional, available to the principal investigator/program director (and other key personnel named in the application) in direct support of their research endeavors through research or training grants, cooperative agreements, contracts, fellowships, gifts, prizes, and other means. Key personnel are defined as all individuals who participate in the scientific development or execution of the project. Key personnel typically will include all individuals with doctoral or other professional degrees, but in some projects will include individuals at the masters or baccalaureate level provided they contribute in a substantive way to the scientific development or execution of the project.

Reporting requirements are: for each of the key personnel, describe (1) all currently active support and (2) all applications and proposals pending review or award whether related to this application or not. If the support is part of a larger project, identify the principal investigator/program director and provide the data for the relevant subproject(s). If an individual has no active or pending support, check "None." Use continuation pages as needed to provide the required information in the format as shown below.


Name  Harold G. Craighead               Active   X   Pending        None
    -----------------------------------       ------        -------     --------

a.  Source and identifying no.  Cornell Center for Advanced Tech
                              --------------------------------------------------

P.I.  Craighead
    ----------------------------------------------------------------------------


Title  Nanofabrication of Artificial Insect Eggs for use in Biological Control
       -------------------------------------------------------------------------
       of Parasites
       -------------------------------------------------------------------------

b.  Your role on project            PI               % Effort
                        -----------    -------------         -------------------

c. Dates and costs of entire project (For renewals, include only the most recent competitive award. List direct and indirect costs separately.)

[XXXXXXXXXXXXXXXXXXXXXXXXXXXX]
--------------------------------------------------------------------------------

d.  Dates and costs of current year
                                   ---------------------------------------------

e.  Specific aims of project  This study involves creating micro-structures
                            ----------------------------------------------------
on the surface of artificial insect eggs to encourage egg laying by beneficial
--------------------------------------------------------------------------------
insect parasites. The goal is to mass rear beneficial parasites in artificial
--------------------------------------------------------------------------------
eggs.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

f.  Describe scientific and budgetary overlap  None
                                             -----------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

g. Describe adjustments you will make if the present application is funded (budget, % effort, aims, etc.)

None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      [Confidential Treatment Requested]

                 Principal Investigator/Program Director (Last, first, middle):
                                                               Went, Gregory T.
                                                               -----------------
--------------------------------------------------------------------------------

                                 OTHER SUPPORT
                     (Use continuation pages if necessary)

FOLLOW INSTRUCTIONS CAREFULLY. Incomplete, inaccurate, or ambiguous information about OTHER SUPPORT could lead to significant delays in the review and/or possible funding of the application. If there are changes in the information after submission, notify the scientific review administrator or the initial review group before the review; if changes occur after the review, notify the appropriate institute.

Other support is defined as all funds or resources, whether Federal, non-Federal, or institutional, available to the principal investigator/program director (and other key personnel named in the application) in direct support of their research endeavors through research or training grants, cooperative agreements, contracts, fellowships, gifts, prizes, and other means. However, in the case of prizes and gifts, only those that support the specific project must be reported. Key personnel are defined as all individuals who participate in the scientific development or execution of the project. Key personnel typically will include all individuals with doctoral or other professional degrees, but in some projects will include individuals at the masters or baccalaureate level provided they contribute in a substantive way to the scientific development or execution of the project.

Reporting requirements are: for each of the key personnel, describe (1) all currently active support and (2) all applications and proposals pending review or award whether related to this application or not. If the support is part of a larger project, identify the principal investigator/program director and provide the data for the relevant subproject(s). If an individual has no active or pending support, check "None." Use continuation pages as needed to provide the required information in the format as shown below. Information may be combined as long as the format remains the same. For example, all key personnel who have no other support may be listed on a single page. DO NOT SEND in a separate page for each person listed for whom "None" is checked.


Name  Harold G. Craighead               Active       Pending   X    None
    -----------------------------------       ------        -------     --------

a.  Source and identifying no.    NY State Health Dept/NIH   P.I.  William Shain
                              ----                       ---    ----------------

Title      Brain Prostheses: Tissue Compatibility and Integration
     ------                                                      ---------------

b.  Your role on project    PI of Subcontract from Cornell      % Effort
                        ---                               ------        --------

c. Dates and costs of entire project (For renewals, include only the most recent competitive award. List direct and indirect costs separately.)

[XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX]
--------------------------------------------------------------------------------

d.  Dates and costs of current year
                                   ---------------------------------------------

e.  Specific aims of project  Develop surface coatings and treatments for the
                            ----------------------------------------------------
selective attachment of neurons to electrodes
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

f.  Describe scientific and budgetary overlap  None
                                             -----------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

g. Describe adjustments you will make if the present application is funded (budget, % effort, aims, etc.)

None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      [Confidential Treatment Requested]

GG               Principal Investigator/Program Director (Last, first, middle):
                                                               Went, Gregory T.
                                                               ----------------
--------------------------------------------------------------------------------

                                 OTHER SUPPORT
                     (Use continuation pages if necessary)

FOLLOW INSTRUCTIONS CAREFULLY. Incomplete, inaccurate, or ambiguous information about OTHER SUPPORT could lead to significant delays in the review and/or possible funding of the application. If there are changes in the information after submission, notify the scientific review administrator or the initial review group before the review; if changes occur after the review, notify the appropriate institute.

Other support is defined as all funds or resources, whether Federal, non-Federal, or institutional, available to the principal investigator/program director (and other key personnel named in the application) in direct support of their research endeavors through research or training grants, cooperative agreements, contracts, fellowships, gifts, prizes, and other means. However, in the case of prizes and gifts, only those that support the specific project must be reported. Key personnel are defined as all individuals who participate in the scientific development or execution of the project. Key personnel typically will include all individuals with doctoral or other professional degrees, but in some projects will include individuals at the masters or baccalaureate level provided they contribute in a substantive way to the scientific development or execution of the project.

Reporting requirements are: for each of the key personnel, describe (1) all currently active support and (2) all applications and proposals pending review or award whether related to this application or not. If the support is part of a larger project, identify the principal investigator/program director and provide the data for the relevant subproject(s). If an individual has no active or pending support, check "None." Use continuation pages as needed to provide the required information in the format as shown below. Information may be combined as long as the format remains the same. For example, all key personnel who have no other support may be listed on a single page. DO NOT SEND in a separate page for each person listed for whom "None" is checked.

Name  Harold G. Craighead              Active   X   Pending        None
    -----------------------------------       ------        -------     --------

a.  Source and identifying no.  CuraGen Corp.        P.I.  Craighead
                              ----------------------     -----------------------

Title  Nanofabrication of Devices for Genetic Analysis
       -------------------------------------------------------------------------

b.  Your role on project  PI                         % Effort
                        ----------------------------         -------------------

c. Dates and costs of entire project (For renewals, include only the most recent competitive award. List direct and indirect costs separately.)

[XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX]
--------------------------------------------------------------------------------

d.  Dates and costs of current year
                                   ---------------------------------------------

e.  Specific aims of project  This project is to find efficient ways of
                            ----------------------------------------------------
microfabricating multiple parallel lanes for conventional gel electrophoresis.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

f.  Describe scientific and budgetary overlap  Gel channels made under this
                                             -----------------------------------
project can be used with the proposed optics.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

g. Describe adjustments you will make if the present application is funded (budget, % effort, aims, etc.)

None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      [Confidential Treatment Requested]

                 Principal Investigator/Program Director (Last, first, middle):
                                                               Went, Gregory T.
                                                               ----------------
-------------------------------------------------------------------------------

                                 OTHER SUPPORT
                     (Use continuation pages if necessary)

FOLLOW INSTRUCTIONS CAREFULLY. Incomplete, inaccurate, or ambiguous information about OTHER SUPPORT could lead to significant delays in the review and/or possible funding of the application. If there are changes in the information after submission, notify the scientific review administrator or the initial review group before the review; if changes occur after the review, notify the appropriate institute.

Other support is defined as all funds or resources, whether Federal, non-Federal, or institutional, available to the principal investigator/program director (and other key personnel named in the application) in direct support of their research endeavors through research or training grants, cooperative agreements, contracts, fellowships, gifts, prizes, and other means. However, in the case of prizes and gifts, only those that support the specific project must be reported.Key personnel are defined as all individuals who participate in the scientific development or execution of the project. Key personnel typically will include all individuals with doctoral or other professional degrees, but in some projects will include individuals at the masters or baccalaureate level provided they contribute in a substantive way to the scientific development or execution of the project.

Reporting requirements are: for each of the key personnel, describe (1) all currently active support and (2) all applications and proposals pending review or award whether related to this application or not. If the support is part of a larger project, identify the principal investigator/program director and provide the data for the relevant subproject(s). If an individual has no active or pending support, check "None." Use continuation pages as needed to provide the required information in the format as shown below. Information may be combined as long as the format remains the same. For example, all key personnel who have no other support may be listed on a single page. DO NOT SEND in a separate page for each person listed for whom "None" is checked.


Name  Harold G. Craighead               Active   X   Pending        None
    -----------------------------------       ------        -------     --------

a.  Source and identifying no.  DOD/MPO              P.I.  Craighead
                              ----------------------     -----------------------

Title  Electron Beam Programming
       -------------------------------------------------------------------------

b.  Your role on project        PI                   % Effort
                        ---------- -----------------         -------------------

c. Dates and costs of entire project (For renewals, include only the most recent competitive award. List direct and indirect costs separately.)

[XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX]
--------------------------------------------------------------------------------

d.  Dates and costs of current year
                                   ---------------------------------------------

e.  Specific aims of project  Electron beam programming of MOS transistor
                            ----------------------------------------------------
memories
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

f.  Describe scientific and budgetary overlap  None
                                             -----------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

g. Describe adjustments you will make if the present application is funded (budget, % effort, aims, etc.)

None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      [Confidential Treatment Requested]

                 Principal Investigator/Program Director (Last, first, middle):
                                                               Went, Gregory T.
                                                               ----------------
-------------------------------------------------------------------------------

                                 OTHER SUPPORT
                     (Use continuation pages if necessary)

FOLLOW INSTRUCTIONS CAREFULLY. Incomplete, inaccurate, or ambiguous information about OTHER SUPPORT could lead to significant delays in the review and/or possible funding of the application. If there are changes in the information after submission, notify the scientific review administrator or the initial review group before the review; if changes occur after the review, notify the appropriate institute.

Other support is defined as all funds or resources, whether Federal, non-Federal, or institutional, available to the principal investigator/program director (and other key personnel named in the application) in direct support of their research endeavors through research or training grants, cooperative agreements, contracts, fellowships, gifts, prizes, and other means. However, in the case of prizes and gifts, only those that support the specific project must be reported.Key personnel are defined as all individuals who participate in the scientific development or execution of the project. Key personnel typically will include all individuals with doctoral or other professional degrees, but in some projects will include individuals at the masters or baccalaureate level provided they contribute in a substantive way to the scientific development or execution of the project.

Reporting requirements are: for each of the key personnel, describe (1) all currently active support and (2) all applications and proposals pending review or award whether related to this application or not. If the support is part of a larger project, identify the principal investigator/program director and provide the data for the relevant subproject(s). If an individual has no active or pending support, check "None." Use continuation pages as needed to provide the required information in the format as shown below. Information may be combined as long as the format remains the same. For example, all key personnel who have no other support may be listed on a single page. DO NOT SEND in a separate page for each person listed for whom "None" is checked.


Name  Herbert H. Hooper                Active   X   Pending        None
    -----------------------------------       ------        -------     --------

a.  Source and identifying no.  NIH HG01289-01       P.I.  H. Hooper
                              ----------------------     -----------------------

Title  Replaceable Gels for Microchannel DNA Electrophoresis
       -------------------------------------------------------------------------

b.  Your role on project  PI                      [XXXXXXXXXXX]
                        --------------------------         -------------------

c. Dates and costs of entire project (For renewals, include only the most recent competitive award. List direct and indirect costs separately.)

[XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX]
--------------------------------------------------------------------------------

d.  Dates and costs of current year    same
                                   ---------------------------------------------

e.  Specific aims of project  Develop replaceable matrices for DNA sequencing
                            ----------------------------------------------------
and typing by capillary electrophoresis with low viscosity during loading and
--------------------------------------------------------------------------------
unloading.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

f.  Describe scientific and budgetary overlap  None. Related area but different
                                             -----------------------------------
approach and technology.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

g. Describe adjustments you will make if the present application is funded (budget, % effort, aims, etc.)

None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      [Confidential Treatment Requested]

                 Principal Investigator/Program Director (Last, first, middle):
                                                               Went, Gregory T.
                                                               ----------------
--------------------------------------------------------------------------------

                                 OTHER SUPPORT
                     (Use continuation pages if necessary)

FOLLOW INSTRUCTIONS CAREFULLY. Incomplete, inaccurate, or ambiguous information about OTHER SUPPORT could lead to significant delays in the review and/or possible funding of the application. If there are changes in the information after submission, notify the scientific review administrator or the initial review group before the review; if changes occur after the review, notify the appropriate institute.

Other support is defined as all funds or resources, whether Federal, non-Federal, or institutional, available to the principal investigator/program director (and other key personnel named in the application) in direct support of their research endeavors through research or training grants, cooperative agreements, contracts, fellowships, gifts, prizes, and other means. However, in the case of prizes and gifts, only those that support the specific project must be reported. Key personnel are defined as all individuals who participate in the scientific development or execution of the project. Key personnel typically will include all individuals with doctoral or other professional degrees, but in some projects will include individuals at the masters or baccalaureate level provided they contribute in a substantive way to the scientific development or execution of the project.

Reporting requirements are: for each of the key personnel, describe (1) all currently active support and (2) all applications and proposals pending review or award whether related to this application or not. If the support is part of a larger project, identify the principal investigator/program director and provide the data for the relevant subproject(s). If an individual has no active or pending support, check "None." Use continuation pages as needed to provide the required information in the format as shown below. Information may be combined as long as the format remains the same. For example, all key personnel who have no other support may be listed on a single page. DO NOT SEND in a separate page for each person listed for whom "None" is checked.


Name  Herbert H. Hooper                 Active   X   Pending        None
    -----------------------------------       ------        -------     --------

                                                           H. Hooper (Soane)
a.  Source and identifying no.  NIST 70NANB5H1036    P.I.  G. Went (CuraGen)
                              ----------------------     -----------------------

Title  Integrated Microfabricated DNA Analysis Device
       -------------------------------------------------------------------------

b.  Your role on project  PI at Soane                [XXXXXXXXXXXXXXXX]
                        ----------------------------         -------------------

c. Dates and costs of entire project (For renewals, include only the most recent competitive award. List direct and indirect costs separately.)

[XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX]
--------------------------------------------------------------------------------

d.  Dates and costs of current year    [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                                   ---------------------------------------------
XXXXXXXXXXXXXXXXXXXXXXXXXXXX]
--------------------------------------------------------------------------------

e.  Specific aims of project  Develop replaceable gels for microfabricated
                            ----------------------------------------------------
device that flow at room temperature and gel upon heating.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

f.  Describe scientific and budgetary overlap  None. Related area but different
                                             -----------------------------------
approach and technology.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

g. Describe adjustments you will make if the present application is funded (budget, % effort, aims, etc.)

None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      [Confidential Treatment Requested]

GG               Principal Investigator/Program Director (Last, first, middle):
                                                               Went, Gregory T.
                                                               ----------------
--------------------------------------------------------------------------------

                                 OTHER SUPPORT
                     (Use continuation pages if necessary)

FOLLOW INSTRUCTIONS CAREFULLY. Incomplete, inaccurate, or ambiguous information about OTHER SUPPORT could lead to significant delays in the review and/or possible funding of the application. If there are changes in the information after submission, notify the scientific review administrator or the initial review group before the review; if changes occur after the review, notify the appropriate institute.

Other support is defined as all funds or resources, whenever Federal, non-Federal, or institutional, available to the principal investigator/program director (and other key personnel named in the application) in direct support of their research endeavors through research or training grants, cooperative agreements, contracts fellowships, gifts, prizes, and other means. However, in the case of prizes and gifts, only those that support the specific project must be reported. Key personnel are defined as all individuals who participate in the scientific development or execution of the project. Key personnel typically will include all individuals with doctoral or other professional degrees, but in some projects will include individuals at the masters or baccalaureate level provided they contribute in a substantive way to the scientific development or execution of the project.

Reporting requirements are: for each of the key personnel, describe (1) all currently active support and (2) all applications and proposals pending review or award whether related to this application or not. If the support is part of a larger project, identify the principal investigator/program director and provide the data for the relevant subproject(s). If an individual has no active or pending support, check "None." Use continuation pages as needed to provide the required information in the format as shown below. Information may be combined as long as the format remains the same. For example, all key personnel who have no other support may be listed on a single page. DO NOT SEND in a separate page for each person listed for whom "None" is checked.

Name  Herbert H. Hooper                 Active   X   Pending        None
    -----------------------------------       ------        -------     --------

a.  Source and identifying no.  NIH HGO1338-01       P.I.  A.P. Sassi
                              ----------------------     -----------------------

Title  Constant - Field Electrophoresis of Large DNA
       -------------------------------------------------------------------------

b.  Your role on project  Scientist                  [XXXXXXXXXXX]
                        ----------------------------         -------------------

c. Dates and costs of entire project (For renewals, include only the most recent competitive award. List direct and indirect costs separately.)

[XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX]
--------------------------------------------------------------------------------

d.  Dates and costs of current year    [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                                   ---------------------------------------------
XXXXXXXXXXXXXXXXXXXXXXXXX]
--------------------------------------------------------------------------------

e.  Specific aims of project  Develop gels for separates large (greater than
                            ----------------------------------------------------
50kbp) DNA fragments without pulsed fields.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

f.  Describe scientific and budgetary overlap  None
                                             -----------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

g. Describe adjustments you will make if the present application is funded (budget, % effort, aims, etc.)

None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      [Confidential Treatment Requested]

GG               Principal Investigator/Program Director (Last, first, middle):
                                                               Went, Gregory T.
                                                               ----------------
--------------------------------------------------------------------------------

                                 OTHER SUPPORT
                     (Use continuation pages if necessary)

FOLLOW INSTRUCTIONS CAREFULLY. Incomplete, inaccurate, or ambiguous information about OTHER SUPPORT could lead to significant delays in the review and/or possible funding of the application. If there are changes in the information after submission, notify the scientific review administrator or the initial review group before the review; if changes occur after the review, notify the appropriate institute.

Other support is defined as all funds or resources, whether Federal, non-Federal, or institutional, available to the principal investigator/program director (and other key personnel named in the application) in direct support of their research endeavors through research or training grants, cooperative agreements, contracts, fellowships, gifts, prizes, and other means. However, in the case of prizes and gifts, only those that support the specific project must be reported. Key personnel are defined as all individuals who participate in the scientific development or execution of the project. Key personnel typically will include all individuals with doctoral or other professional degrees, but in some projects will include individuals at the masters or baccalaureate level provided they contribute in a substantive way to the scientific development or execution of the project.

Reporting requirements are: for each of the key personnel, describe (1) all currently active support and (2) all applications and proposals pending review or award whether related to this application or not. If the support is part of a larger project, identify the principal investigator/program director and provide the data for the relevant subproject(s). If an individual has no active or pending support, check "None." Use continuation pages as needed to provide the required information in the format as shown below. Information may be combined as long as the format remains the same. For example, all key personnel who have no other support may be listed on a single page. DO NOT SEND in a separate page for each person listed from whom "NONE" is checked.


Name  David Soane                       Active   X   Pending        None
    -----------------------------------       ------        -------     --------

a.  Source and identifying no.  NIH HGO1338-01       P.I.  A.P. Sassi
                              ----------------------     -----------------------

Title  Constant - Field Electrophoresis of Large DNA
       -------------------------------------------------------------------------

b.  Your role on project  Scientist                  [XXXXXXXXXXXXX]
                        ----------------------------         -------------------

c. Dates and costs of entire project (For renewals, include only the most recent competitive award. List direct and indirect costs separately.)

[XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX]
--------------------------------------------------------------------------------

[XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX]   [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                                   ---------------------------------------------
XXXXXXXXXXXXXXXXXXXXXXXXX]
--------------------------------------------------------------------------------

e.  Specific aims of project  Develop gels for separating large (greater than
                            ----------------------------------------------------
50kbp) DNA fragments without pulsed fields
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

f.  Describe scientific and budgetary overlap  None
                                             -----------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

g. Describe adjustments you will make if the present application is funded (budget, % effort, aims, etc.)

None
--------------------------------------------------------------------------------

                      [Confidential Treatment Requested]

GG               Principal Investigator/Program Director (Last, first, middle):
                                                               Went, Gregory T.
                                                               ----------------
--------------------------------------------------------------------------------

                                 OTHER SUPPORT
                     (Use continuation pages if necessary)

FOLLOW INSTRUCTIONS CAREFULLY. Incomplete, inaccurate, or ambiguous information about OTHER SUPPORT could lead to significant delays in the review and/or possible funding of the application. If there are changes in the information after submission, notify the scientific review administrator or the initial review group before the review; if changes occur after the review, notify the appropriate institute.

Other support is defined as all funds or resources, whenever Federal, non-Federal, or institutional, available to the principal investigator/program director (and other key personnel named in the application) in direct support of their research endeavors through research or training grants, cooperative agreements, contracts fellowships, gifts, prizes, and other means. However, in the case of prizes and gifts, only those that support the specific project must be reported. Key personnel are defined as all individuals who participate in the scientific development or execution of the project. Key personnel typically will include all individuals with doctoral or other professional degrees, but in some projects will include individuals at the masters or baccalaureate level provided they contribute in a substantive way to the scientific development or execution of the project.

Reporting requirements are: for each of the key personnel, describe (1) all currently active support and (2) all applications and proposals pending review or award whether related to this application or not. If the support is part of a larger project, identify the principal investigator/program director and provide the data for the relevant subproject(s). If an individual has no active or pending support, check "None." Use continuation pages as needed to provide the required information in the format as shown below. Information may be combined as long as the format remains the same. For example, all key personnel who have no other support may be listed on a single page. DO NOT SEND in a separate page for each person listed for whom "None" is checked.


Name  David Soane                       Active   X   Pending        None
    -----------------------------------       ------        -------     --------

a.  Source and identifying no.  NIH HG01289-01       P.I.  H. Hooper
                              ----------------------     -----------------------

Title  Replaceable Gels for Microchannel DNA Electrophoresis
       -------------------------------------------------------------------------

b.  Your role on project  Scientist                 [XXXXXXXXXX]
                        ----------------------------         -------------------

c. Dates and costs of entire project (For renewals, include only the most recent competitive award. List direct and indirect costs separately.)

[XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX]
--------------------------------------------------------------------------------

d.  Dates and costs of current year    [XXXX]
                                   ---------------------------------------------

e.  Specific aims of project  Develop replaceable matrices for DNA sequencing
                            ----------------------------------------------------
and typing by capillary electrophoresis with low viscosity during loading and
--------------------------------------------------------------------------------
unloading.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

f.  Describe scientific and budgetary overlap  None. Related area but different
                                             -----------------------------------
approach and technology.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

g. Describe adjustments you will make if the present application is funded (budget, % effort, aims, etc.)

None.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      [Confidential Treatment Requested]

GG               Principal Investigator/Program Director (Last, first, middle):
                                                               Went, Gregory T.
                                                               ----------------
--------------------------------------------------------------------------------

                                 OTHER SUPPORT
                     (Use continuation pages if necessary)

FOLLOW INSTRUCTIONS CAREFULLY. Incomplete, inaccurate, or ambiguous information about OTHER SUPPORT could lead to significant delays in the review and/or possible funding of the application. If there are changes in the information after submission, notify the scientific review administrator or the initial review group before the review; if changes occur after the review, notify the appropriate institute.

Other support is defined as all funds or resources, whenever Federal, non-Federal, or institutional, available to the principal investigator/program director (and other key personnel named in the application) in direct support of their research endeavors through research or training grants, cooperative agreements, contracts fellowships, gifts, prizes, and other means. However, in the case of prizes and gifts, only those that support the specific project must be reported. Key personnel are defined as all individuals who participate in the scientific development or execution of the project. Key personnel typically will include all individuals with doctoral or other professional degrees, but in some projects will include individuals at the masters or baccalaureate level provided they contribute in a substantive way to the scientific development or execution of the project.

Reporting requirements are: for each of the key personnel, describe (1) all currently active support and (2) all applications and proposals pending review or award whether related to this application or not. If the support is part of a larger project, identify the principal investigator/program director and provide the data for the relevant subproject(s). If an individual has no active or pending support, check "None." Use continuation pages as needed to provide the required information in the format as shown below. Information may be combined as long as the format remains the same. For example, all key personnel who have no other support may be listed on a single page. DO NOT SEND in a separate page for each person listed for whom "None" is checked.


Name  Alexander P. Sassi                Active   X   Pending        None
    -----------------------------------       ------        -------     --------

a.  Source and identifying no.  NIH HG01338-01       P.I.  A.P. Sassi
                              ----------------------     -----------------------

Title  Constant - Field Electrophoresis of Large DNA
       -------------------------------------------------------------------------

b.  Your role on project  Scientist                  [XXXXXXXX]
                        ----------------------------         -------------------

c. Dates and costs of entire project (For renewals, include only the most recent competitive award. List direct and indirect costs separately.)

[XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX]
--------------------------------------------------------------------------------

[XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX]   [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                                   ---------------------------------------------
XXXXXXXXXXXXXXXXXXXXX]
--------------------------------------------------------------------------------

e.  Specific aims of project  Develop gels for separating large (greater than
                            ----------------------------------------------------
50kbp) DNA fragments without pulsed fields.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

f.  Describe scientific and budgetary overlap  None. Project ends before subject
                                             -----------------------------------
grant will begin.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

g. Describe adjustments you will make if the present application is funded (budget, % effort, aims, etc.)

None.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      [Confidential Treatment Requested]

GG               Principal Investigator/Program Director (Last, first, middle):
                                                               Went, Gregory T.
                                                               ----------------
--------------------------------------------------------------------------------

                                 OTHER SUPPORT
                     (Use continuation pages if necessary)

FOLLOW INSTRUCTIONS CAREFULLY. Incomplete, inaccurate, or ambiguous information about OTHER SUPPORT could lead to significant delays in the review and/or possible funding of the application. If there are changes in the information after submission, notify the scientific review administrator or the initial review group before the review; if changes occur after the review, notify the appropriate institute.

Other support is defined as all funds or resources, whenever Federal, non-Federal, or institutional, available to the principal investigator/program director (and other key personnel named in the application) in direct support of their research endeavors through research or training grants, cooperative agreements, contracts fellowships, gifts, prizes, and other means. Key personnel are defined as all individuals who participate in the scientific development or execution of the project. Key personnel typically will include all individuals with doctoral or other professional degrees, but in some projects will include individuals at the masters or baccalaureate level provided they contribute in a substantive way to the scientific development or execution of the project.

Reporting requirements are: for each of the key personnel, describe (1) all currently active support and (2) all applications and proposals pending review or award whether related to this application or not. If the support is part of a larger project, identify the principal investigator/program director and provide the data for the relevant subproject(s). If an individual has no active or pending support, check "None." Use continuation pages as needed to provide the required information in the format as shown below.


Name  Trevor Hawkins                    Active   X   Pending        None
    -----------------------------------       ------        -------     --------

a.  Source and identifying no.  Department of Energy DE-FGO2-95ER62099
                              --------------------------------------------------

P.I.  Trevor L. Hawkins
    -----------------------


Title  DNA Sample Munipulation and Automation
       -------------------------------------------------------------------------

b.  Your role on project  Principal Investigator     [XXXXXXXXX]
                        ----------------------------         -------------------

c.  Dates and costs of entire project  [XXXXXXXXXXXXXXXXXXXXXXXXXXX]
                                     -------------------------------------------

d.  Dates and costs of current year    [XXXXXXXXXXXXXXXXXXXXXXXXXXX]
                                   ---------------------------------------------

e.  Specific aims of project  The Aims of this Project are:
                            ----------------------------------------------------
1) Produce sub-clone libraries from a variety of templates and automate
--------------------------------------------------------------------------------
library construction process.
--------------------------------------------------------------------------------
2) Sequence large numbers of DNA templates for analysis on sequencers and
--------------------------------------------------------------------------------
capillary systems.
--------------------------------------------------------------------------------
3) Evaluate capillary array for DNA sequence while integrating and automating
--------------------------------------------------------------------------------
the procedures from MAP clone to get ready samples.
--------------------------------------------------------------------------------

f.  Describe scientific and budgetary overlap  No Scientific or budgetary
                                             -----------------------------------
overlap
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

g. Describe adjustments you will make if the present application is funded (budget, % effort, aims, etc.)

No adjustment is necessary.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      [Confidential Treatment Requested]

GG                 Principal Investigator/Program Director (Last, first, middle)
                                                                Went, Gregory T.
                                                                ----------------
--------------------------------------------------------------------------------


Name   Trevor L. Hawkins               Active          Pending   X   None
    ---------------------------------        ---------         -----     -------

a. Source and identifying no.  NIH RFA HG95-001 with Intelligent Automation
                             ---------------------------------------------------
P.I.   Steve Gordon
    ---------------------------------

Title  Improved Electrophoretic DNA Sequencing Technology
     ---------------------------------------------------------------------------

b. Your role on project: Co-Investigator                  [XXXXXXXXXXX]
                        ---------------------------------        ---------------

c. Dates and costs of entire project: Dates and Costs Currently Under Review
                                     -------------------------------------------

d. Date and costs of current year: Dates and Costs Currently Under Review
                                  ----------------------------------------------

e. Specific aims of project: The Aims of this Project are: Studies using gel
                            ----------------------------------------------------
electrophoresis systems that could yield reductions in scale and increased
--------------------------------------------------------------------------------
throughput of DNA sequencing.
--------------------------------------------------------------------------------

f. Describe scientific and buggetary overlap: Effort will be reduced if there is
                                             -----------------------------------
overlap.
--------------------------------------------------------------------------------

f. Describe adjustments you will make if the present application is funded (budget % effort, aims, etc.)

Effort will be reduced if RFA HG 95-004 is funded.
--------------------------------------------------------------------------------

OTHER SUPPORT CONTINUED:


NAME                        ACTIVE            PENDING
-----------------------------------------------------
Lincoln Stein               None              None
William Lee                 None              None


--------------------------------------------------------------------------------

                      [Confidential Treatment Requested]

HH                 Principal Investigator/Program Director (Last, first, middle)
                                                                Went, Gregory T.
                                                                ----------------
--------------------------------------------------------------------------------

                           RESOURCES AND ENVIRONMENT
                                                           (CuraGen Corporation)
--------------------------------------------------------------------------------

FACILITIES. Mark the facilities to be used at each performance site listed in item 9. Face Page, and briefly indicate their capabilities, relative capabilities, relative proximity, and extent of availability to the project. Use "Other" to describe the facilities at any other performance sites listed in item 9 on the Face Page and at sites for field studies. Use continuation pages if necessary. Include an explanation of any consortium/contractual arrangements with other organizations.

[X] Laboratory: CuraGen has 8000 sq. ft. of state-of-the-art molecular and structural biology laboratory and office space at its research headquarters in Branford. A recent buildout of 3000 square feet of space was completed for structural biology and computation laboratories. This space also houses the Company's 1000 sequence/day DNA analysis facility and 3500 square feet of molecular biology facilities, which includes standard equipment. By 1996, the Company plans to occupy over 15,000 sq. ft. of lab and office space.

[_] Clinical:


[_] Animal:


[X] Computer: Four workstation class SGI computers are available for CuraGen's software development. Twenty Macintoshes and PowerPC's are also onsite. Large scale sequence databases, such as GenBank, are available on-site, as are literature search databases such as CAS on-line. Entrez and MedLine.

[X] Office: Ample (2500 sq. Ft.) office space (with a library in our new expansion) is available for CuraGen's 25 employees.

[X] Other ( ): CuraGen collaborates closely with all three coinvestigators as a part of ongoing projects. In addition, CuraGen has a visiting scientist position at MIT/The Whitehead Institute with office and computer access.


--------------------------------------------------------------------------------
MAJOR EQUIPMENT List the most important equipment items already available for this project, noting the location and pertinent capabilities or each

CuraGen has developed under NIH and NIST funding a high throughput DNA analysis instrument, placing in its core facility. These systems are driven by TECAN and Beckman robot stations with integrated thermal cycling (384 well). Our molecular biology facilities are modern and well equipped with freezers, incubators, PCR, HPLC, electroporation, electrophoresis, centrifuges, plate readers, microscopes and hoods.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION: Provide any other information describing the environment for the project. Identify support services such as consultant, secretarial, machine shop, and electronics shop, and the extent to which they will be available to the project.

Secretarial, administrative support, and accounting are all provided onsite, as are reporting and regulatory support.

--------------------------------------------------------------------------------

HH                 Principal Investigator/Program Director (Last, first, middle)
                                                                Went, Gregory T.
                                                                ----------------
--------------------------------------------------------------------------------

                           RESOURCES AND ENVIRONMENT

                                                            (Cornell University)
--------------------------------------------------------------------------------

FACILITIES Mark the facilities to be used at each performance site listed in item 9. Face Page, and briefly indicate their capabilities, pertinent capabilities, relative proximity, and extent of availability to the project. Use "Other" to describe the facilities at any other performance sites listed in item 9 on the Face Page and at sites for field studies. Use continuation pages if necessary. Include an explanation of any consortium/contractual arrangements with other organizations.

[X] Laboratory: Harold Craighead's laboratory has the capabilities to evaluate and test optical components and systems. Cornell University has extensive facilities and equipment for optical device fabrication research, prototyping and testing. The National Nanofabrication Facility (NNF) provides resources and technical expertise to researchers in microstructure science. Extensive experience also exists in fine feature patterning of semiconductors and optical materials. Unique capabilities exist for integration of electron beam lithography and ion etching for novel thin film fabrication. The NNF is located in the Knight Laboratory, specifically designed and construed for nanostructures research, on the Cornell University campus. The cleanroom facilities comprise 7,500 sq. ft. of approximately Class 500 area, including Class 10 local processing benches within that area. Particular care was given during construction to vibration and electromagnetic isolation of the advanced lithography facilities. The Materials Science Center at Cornell provides computational facilities and extensive electron microscopy and thin film capabilities.


[_]  Clinical:


[_]  Animal:


[_]  Computer:


[_]  Office:


[_]  Other( ):





--------------------------------------------------------------------------------
MAJOR EQUIPMENT List the most important equipment items already available for this project, noting the location and pertinent capabilities of each.




--------------------------------------------------------------------------------
ADDITIONAL INFORMATION Provide any other information describing the environment for the project. Identify support services such as consultant, secretarial, machine shop, and electronics shop, and the extent to when they will be available to the project.

HH                 Principal Investigator/Program Director (Last, first, middle)
                                                                Went, Gregory T.
                                                                ----------------
--------------------------------------------------------------------------------

                           RESOURCES AND ENVIRONMENT

                                                        (Soane Biosciences Inc.)
--------------------------------------------------------------------------------

FACILITIES. Mark the facilities to be used at each performance site listed in
Item 9, Face Page, and briefly indicate their capabilities, pertinent capabilities relative proximity, and extent of availability to the project. Use "Other" to describe the facilities at any other performance sites listed in Item 9 on the Face Page and at sites for field studies. Use continuation pages if necessary. Include an explanation of any consortium/contractual arrangements with other organizations.

[X] Laboratory: Soane BioSciences (SBio) was formed as a division of Soane Technologies (STI) in 1993, and was spun-off as an independent, venture-capital backed company in 1995 to develop and commercialize advanced electrophoresis media and devices. SBio currently has 12 employees and is located in a 6,000 sq. ft. facility in Hayward, California, about 70% of which is lab space. Adjoining SBio is STI's 6,000 sq. ft. facility, providing additional equipment and resources freely available to SBio.

SBio's labs are well-suited for organic and polymer synthesis, with a total of 6 chemical fume hoods and extensive synthesis equipment. SBio also has extensive equipment for performing material characterization, electrophoresis and molecular biology experiments. SBio's labs and offices are equipped with a total of 12 PC's (pentium and 486 model), networked with Novell software.


[_]  Clinical:


[_]  Animal:


[_]  Computer:


[_]  Office:


[_]  Other( ):



--------------------------------------------------------------------------------
MAJOR EQUIPMENT List the most important equipment items already available for this project, noting the location and pertinent capabilities of each.

Bioanalytical and Molecular Biology Equipment
SBio has a Pharmacia A.L.F. DNA sequencer, a Beckman P/ACE 2100 capillary electrophoresis system with UV detection (a laser-induced fluorescence detector is on order); vertical and horizontal electrophoresis units, including a manual DNA sequencer, with power supplies and visualization equipment; equipment for preparation of DNA sequencing samples including thermocycler, microcentrifuge, and centrifugal evaporator; along with other miscellaneous items including a Millipore Milli-Q Plus ultra-pure water system, freezers, refrigerators, glassware, etc.

Monomer and Polymer Synthesis and Characterization Equipment
SBio has extensive polymer and organic synthesis equipment including reaction kettles, homogenizer, temperature controllers, rotary evaporators, vacuum ovens, centrifuge, filtration equipment, freeze dryer, UV curing lamps and other miscellaneous items (balances, pH/conductivity meter, etc.) For analysis and characterization, SBio has a Hewlett-Packard 1090 HPLC with both diode array and refractive index detection. Brookfield viscometer with temperature control, Nikon visible microscope with CCD camera, differential scanning calorimeter, and a refractometer.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION: Provide any other information describing the environment for the project. Identify support services such as consultant, secretarial, machine shop, and electronics shop, and the extent to which they will be available to the project.

Machine Shop
SBio has access to STI's machine shop with state-of-the-art equipment including CNC mill, which will be used for this project.

HH                  Principal Investment/Program Director (Last, first, middle):
                                                                Went, Gregory T.
                                                                ----------------
--------------------------------------------------------------------------------
                           RESOURCES AND ENVIRONMENT
                                                       (The Whitehead Institute)
--------------------------------------------------------------------------------

FACILITIES: Mark the facilities to be used at each performance site listed in
Item 9. Face Page, and briefly indicate their capacities, pertinent capabilities, relative proximity, and extent of availability to the project. Use "Other" to describe the facilities at any other performance site listed in Item 9 on the Face Page and a: sites for field studies. Use continuation pages if necessary. Include an explpanation of any consortium/contractual arrangements with other organizations.


[X] Laboratory: There is 16,500 square feet of laboratory space divided between the 4th and 5th floors of The Whitehead Institute/MIT Genome Center. These include bench space, shared rooms for radioisotope handling, consistent temperature (4 degrees C and 37 degrees C), darkrooms, and heavy equipmemt rooms.

[_] Clinical:

[_] Animal:

[X] Computer: The Center currently has a network of UNIX workstations (7 DEC workstations, 7 SUN workstations, and 4 new DEC Alphas) and Macintosh personal computers connected through Ethernet. Outside connections provide full access to computer services at The Whitehead Institute (e.g. MedLine) as well as to other sources of information available at MIT and over the world-wide Internet. Also available is a PC set-up for automatic visual entry of dot blot data with CCD Camera and a Montage film recorder.

[X] Office: There is approximately 5500 square feet of office space on the 5th floor of the Genone Center. Available to me are Ricoh photocopy machines, Cannon FAX machines, IBM typewriters, secretarial support, file cabinets and storage space.

[_] Other ():


--------------------------------------------------------------------------------
MAJOR EQUIPMENT. List the most important equipment items already available for this project, noting the location and pertinent capabilities of each.

There are low and medium speed centrifuges, preparative ultracentrifuges, scintillation counters, incubators for bacteria, liquid nitrogen freezers, laminar flow hoods, microscopes, electrophoresis and sequencing facilities and PCR machines available.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION. Provide any other information describing the environment for the project. Identify support services such as consultant, secretarial, machine shop, and electronics shop, and the extent to which they will be available to the project.

We have available to us the resources of The Whitehead Institute, including an electron microscopy laboratory, a florescence photomicroscope, an histology laboratory, polynucleotide and polypeptide synthesis facilities, a P3 laboratory, a library and computer facility. Chemical storage, media preparation and a glassware washing facility are located on the 4th floor of the Genome Center. Also available to us is access to the resources of the MIT Biology Department.

                 Principal Investigator/Program Director (Last, first, middle):
                                                                Went, Gregory T.
                                                                ----------------
--------------------------------------------------------------------------------
1.  Specific Aims

In this proposal, we describe a three-year project to develop, integrate and distribute into the Human Genome Program (HGP) pilot sequencing projects a fluorescent sequencing instrument and software system capable of meeting the logistic and cost demands of sequencing the entire human genome. This project consists of taking a system level approach to developing methods, instrumentation and software designed from the start to work within, and be proven in, the framework of genome laboratories. These aims will be met by building upon the high-throughput system (version 1.0) developed under NIH funding at CuraGen. This program will produce two sequential improvements:

        .   version 1.1, for pilot scale sequencing [XXXXXXXXXXXXXXXXXXXXXX]

        .   version 2.0, for full scale genome sequencing [XXXXXXXXXXXXXXXXX
            XXXXXX]



                                Project Overview


                          MIT Whitehead Genome Center
                      -----------------------------------
           Automation             Workflow           Informatics
           -----------------------------------------------------
           Sample Prep                               Finishing
           Autoloading                               Assembly
           ---------------------------------------------------
                               SBio        NNF
                               Media      Optics
                          ---------------------------
           Electrophoresis                           BaseCalling
              system
                             Replicated Substrates
                      -----------------------------------
           ---------------------------------------------------

The project duration is designed to parallel that of planned HGP pilot studies, allow for the use of the systems in these studies, and produce a finished system ready for distribution to sites selected to carry out full scale human genome sequencing efforts. The project is designed to effect the research tasks necessary both to achieve the requisite technical objectives as well as to create the track record necessary to make this the system of choice for wide scale genome sequencing.

As indicated by the diagram above, CuraGen, Soane BioSciences (SBio), and their academic collaborators at MIT/Whitehead and the Cornell National Nanofabrication Facility (NNF) are taking a modular phased approach built upon existing and proven technology. The evolving CuraGen/SBio DNA analysis system has been developed and "road tested" in a production sequencing environment at CuraGen. Since July 1995, it has been in place at the Whitehead Institute. This project builds on the NIH and DOE funded efforts at each of the four groups. The P.I. Dr. Went will coordinate, integrate and focus the actives of the individual groups and rely on his interdisciplinary team at CuraGen for instrument, software and system development. The experiences of Drs. Trevor Hawkins and Lincoln Stein at Whitehead in automation, workflow and informatics is brought to bear to insure dove-tailing of the instrument development into existing infrastructure. The expertise of Drs. Herb Hooper, David Soane and the Soane BioScience team in advanced media and replication enables the development of advanced reusable and disposable separation systems. Leadership in the field of microfabrication, with an emphasis on microfabricated optics, is provided by Dr. Harold Craighead at the Cornell NNF.

                      [Confidential Treatment Requested]

                 Principal Investigator/Program Director (Last, first, middle):
                                                                Went, Gregory T.
                                                                ----------------

We begin with the system in routine operation at CuraGen and make the following specific improvements to produce advanced generations: version 1.1 (by October
1997) and version 2.0 (by April 1999).



Component (Performance Site)                    Specific Aim
Sample preparation(MIT, CuraGen)                Develop and automate solid phase loading and
                                                purification methods to remove the bottleneck at
                                                the interface between existing robotic sample
                                                preparation and loading of fluorescent
                                                electrophoretic systems and to reduce the overall
                                                reagent costs (v. 1.1).

                                                Develop novel bi-directional sequencing protocols
                                                (v. 1.1, 2.0).

Electrophoresis system (CuraGen, SBio)          Produce a low cost, robust electrophoresis system
                                                with a disposable, ready-to-run microchannel
                                                (microreplicated) separation sub-assembly (v. 2.0).

Media (SBio)                                    Develop advanced separation media for multiple runs per
                                                gel (v. 1.1).

                                                Develop dynamic porosity media to extend read lengths
                                                (v. 1.1, 2.0).

                                                Develop media for disposable, microreplicated gel
                                                assemblies (v. 2.0).

Detection (Cornell):                            Implement a binary detection system for use with the
                                                microreplicated separation system (v. 2.0).

Informatics (CuraGen, MIT)                      Tie electrophoresis instruments into laboratory work-flow
                                                (v. 1.1).
                                                Produce sequencing data with explicit confidence levels
                                                for each base call (v. 1.1).
                                                Enable 8-dye protocols (v. 1.1, 2.0).
                                                Enable automated assembly and  statistically qualified
                                                finishing of sequences (v. 2.0).


2.  Background and Significance

The human genome comprises three billion base pairs of DNA. In order to sequence the entire genome, a phased approach has been implemented by the NIH and DOE. The first requirement is the production of a conceptual array of large contiguous DNA sequences (large insert clones) spanning the 23 chromosomes. These "physical maps" must accurately represent the human genome and be in a form amenable to DNA sequencing. To make these physical maps amenable to sequencing, the individual large-insert clones will be further sub-divided into templates (either physically by subcloning or by primer walking) for direct DNA sequencing. Once the precise sequence of these templates is determined (by Sanger sequencing and fluorescent detection) they will be "assembled" into accurate ("finished" sequence) virtual representations of the original large-insert clones. The sequences of these large-insert clones are then assembled to form the full finished sequence of the human genome.

2.1  HGP:  Technical Challenges

The challenge, constrained by economics and time, is to produce a finished genome sequence at a cost of under $0.10 per base at a rate of 600 Mb per year, in order to complete the genome for under $300 million dollars in a five-year period. Physical maps of the genome are now estimated to contribute less than 1 penny per base to the finished sequence cost (Lander et al., 1995) and to be nearly complete in time for the start of large scale sequencing of the human genome. This leaves $0.09 per base to go from the physical map to assembled and finished sequence. The most successful high-throughput DNA sequencing centers in the world are currently

                 Principal Investigator/Program Director (Last, first, middle):
                                                                Went, Gregory T.
                                                                ----------------
--------------------------------------------------------------------------------
producing C. elegans sequence from physical maps at $0.50 per finished base at a rate of 10 Mb/year (Sulston et al., 1992; Wilson et al., 1994 ). The rate and cost of sequencing complete bacterial genomes and yeast chromosomes is comparable. To meet the HGP goals, it is necessary to increase the rate of production of finished sequence 60-fold while decreasing the cost 5-fold over these current projects.

The logistical concerns of genome-scale DNA sequencing are essentially those derived from the need to increase throughput and reduce cost. This can only be done by improved technology integration and automation. Historically, the introduction of fluorescent four color sequencing into the life science research market enabled the sequencing of individual clones, small contiguous regions, and, when pushed to the limits of the original technology, the sequencing of the first complete bacterial genome (Fleischmann et al., 1995). An early 4-dye commercial instrument produced by Applied Biosystems, Inc., the ABI 373, and its subsequent replacement, the 377, were not designed with the logistics of large scale genomic sequencing in mind. Specifically, these instruments were not designed to efficiently integrate into a "factory environment" consisting primarily of robotic sample handling automated within an informatics framework.

Producing finished sequence at 600 Mb per year or 2 Mb per day requires the production of upwards of 40,000 template and sequencing ladders a day (based on 500 bp reads/sample and 10 fold redundancy). Pilot programs are currently aimed at achieving 1/10th of this rate. The workflow, upstream robotics and informatics that are being planned and currently developed for pilot studies (Lander et al., 1995), if properly assisted by a new generation of sequencing technology such as the v. 1.1 system proposed here, would be capable of processing 4,000 samples per day. With the advent of the v. 2.0 system, these pilot programs could be scaled to meet the expected 40,000 sample per day throughput required for a large scale sequencing effort. In order not in any way
                                                                  --------------
to duplicate the upstream workflow and robotics efforts, we concentrate in this
-------------------------------------------------------
proposal on developing advanced sequencing instrumentation and systems to dove-tail into the upstream capabilities. This represents an approach in which increases in lane density, electrophoresis speed, and sensitivity of a fluorescent sequencing instrument are integrated into existing front-end robotics to yield the requisite targeted "system level" throughput increases and concomitant cost reductions.

2.2  HGP:  Cost Analysis

Cost analysis studies are regularly used to determine which problems to work on from a return on investment standpoint, and which components of a problem are sensitive to cost reductions. Recent examinations of the Human Genome Project
(HGP) have led to a separation of the project into two phases. During the first phase, scheduled to last three years, additional technology will be developed and pilot studies will be conducted to provide a solid basis for determining how best to carry out the full scale project during the subsequent five year second phase.

Technology improvements are often driven by the need for better cost performance. In the computer industry this has lead to a doubling of potential with a concomitant halving of cost every 18 months. This has become known as Moore's law, in recognition of its major proponent, Gordon Moore of Intel Corporation. With this in mind we have investigated the impact that advances in the major technology components would have (primarily) on the sequencing portion of the HGP. Ultimately, the impact of the HGP will be judged by the number of genetic disorders that can be more effectively diagnosed and treated, which will require many-fold genomic sequencing.

Physical mapping and sub-cloning efforts, which are planned prerequisites of large scale sequencing are expected to contribute from $.01 to $.03 to the cost per base of finished sequence. (Throughout this discussion we have adapted the NCHGR convention of using the finished base as the unit of measure to allow a comparison of the impact of technological advances on cost.) Pilot projects are better suited to address these costs and we therefore concentrate our efforts here on improved sub-clone sequencing and assembly to produce a finished sequence.

A sequencing cost analysis (Table 2.1; see Appendix 2 for a breakdown of the analysis and supporting assumptions) highlights the major contributions to the final cost, which can be reduced by improvements in the following technology areas: sample preparation and loading, electrophoresis systems, separation media, detection and informatics. Specifically, the two largest contributions to the finished cost per base are (1) materials for template preparation and sequencing reactions and (2) labor costs associated with sequence assembly. The aggregate sensitivity and bi-directional sequencing improvements described herein have the potential to reduce this cost 3-fold, while the addition of confidence information in base calling, and accurate lane tracking provided by micro-channels would enable the automation of the assembly and lane-finding processes, and another 3-fold decrease in cost. This analysis further indicates that the expected improvements in automation being developed in pilot studies are sufficient to meet the overall goals, and do not need to be undertaken here.

                 Principal Investigator/Program Director (Last, first, middle):
                                                                Went, Gregory T.
                                                                ----------------
--------------------------------------------------------------------------------
In addition to financial issues, these calculations provide additional information on other resource and labor issues that may contribute to logistical problems. These specifically include the demand existing technology presents for pouring and handling over 1000 gels a day and the space and power requirements to house over 250 sequencing instruments. From this information, it is clear that disposable, ready-to-run gels will tremendously decrease the logistical and financial burdens of gel-pouring.

These improvements taken together can yield a cost saving based on using commercially available systems of over $800 million. Using the expected investment of approximately $80 million for the first phase of the human genome project (over the next 3 years), this 10-fold return on investment would yield in the ensuing 5 years a 50% compounded return on investment. This analysis clearly indicates the importance of the pilot programs and an emphasis on technology development for the success of the humane genome project. This project aims to address those critical components highlighted above, and to deliver a system to cost-effectively sequence the genome.

Table 2.1 Cost analysis for sequencing the human genome.

                                                      Advanced Commercial       [XXXXXXXXX]       [XXXXXXXXX]         [XXXXXXXXX]
                                                      -------------------       -----------       -----------         -----------
Project cost summary:
--------------------
Total Fixed costs                                            $54,594,000       [XXXXXXXXX]       [XXXXXXXXX]         [XXXXXXXXX]
Total Material Costs                                        $273,600,000       [XXXXXXXXX]       [XXXXXXXXX]         [XXXXXXXXX]
Total Labor Costs                                           $329,550,000       [XXXXXXXXX]       [XXXXXXXXX]         [XXXXXXXXX]
-----------------                                           ------------       ------------        -----------        -----------
Total project cost                                          $657,744,000       [XXXXXXXXX]       [XXXXXXXXX]         [XXXXXXXXX]

Cost per finished base:
Fixed cost/finished base                                          $0.018       [XXXXXXXXX]       [XXXXXXXXX]         [XXXXXXXXX]
Material cost/finished base                                      $0.0912       [XXXXXXXXX]       [XXXXXXXXX]         [XXXXXXXXX]
Gel related labor cost/finished base                             $0.0139       [XXXXXXXXX]       [XXXXXXXXX]         [XXXXXXXXX]
Sample labor cost/finished base                                  $0.0160       [XXXXXXXXX]       [XXXXXXXXX]         [XXXXXXXXX]
Sequence assemble labor cost/finished base                       $0.0800       [XXXXXXXXX]       [XXXXXXXXX]         [XXXXXXXXX]
------------------------------------------                       -------            -------            -------            -------
Total sequencing cost/finished base                              $0.2192        [XXXXXXXXX]       [XXXXXXXXX]         [XXXXXXXXX]

Totals with 70% Indirect cost on labor and materials:
----------------------------------------------------
Total project cost                                        $1,025,355,000       [XXXXXXXXX]       [XXXXXXXXX]         [XXXXXXXXX]
Total sequencing cost/finished base                              $0.3418       [XXXXXXXXX]       [XXXXXXXXX]         [XXXXXXXXX]
Physical mapping and sub-cloning                                 $0.0333       [XXXXXXXXX]       [XXXXXXXXX]         [XXXXXXXXX]
--------------------------------                                 -------            -------            -------            -------
Total cost/finished base                                         $0.3751        [XXXXXXXXX]       [XXXXXXXXX]         [XXXXXXXXX]

Summary of Resource needs:
-------------------------
Gels to set up per day                                             1,108        [XXXXXXXXX]       [XXXXXXXXX]         [XXXXXXXXX]
Total Seq Units needed to meet quota                                 277        [XXXXXXXXX]       [XXXXXXXXX]         [XXXXXXXXX]
Number of people necessary                                         1,373        [XXXXXXXXX]       [XXXXXXXXX]         [XXXXXXXXX]
Estimated Sq. ft                                                 186,265        [XXXXXXXXX]       [XXXXXXXXX]         [XXXXXXXXX]

2.3  Component Technologies

The process of sequencing the genome leads to the production of small (less than 2 Kb) fragments of DNA from large-insert clones (BACs, YACs, P1s). Sanger sequencing ladder products can be generated from these fragments by a number of robotic means, with final product residing in the wells of a microtiter dish (96 or 384 well). This process is executed now at major genome facilities. At this point, a second stage of systems for performing electrophoresis, fluorescent sequencing, and sequence assembly take over. This project replaces the second stage, enables new Sanger protocols, and carries through to use the host site informatic system to deposit automatically the finished sequence into a database.

2.3.1  Sample Preparation/Loading

The output of most Sanger protocols is a mixture of input DNA, fluorescent DNA ladders, and unreacted fluorescent primers or nucleotides. In order to prepare the sample for electrophoresis, it must be purified. The

                      [Confidential Treatment Requested]

                 Principal Investigator/Program Director (Last, first, middle):
                                                                Went, Gregory T.
                                                                ----------------

use of solid phase techniques for this purification step has increased dramatically over the last few years as more biochemical methods are adapted for use with magnetic particles (Uhlen, 1989; Hultman et al., 1989; Hultman et al., 1991; Hawkins, 1994). The advantages of using magnetic particles are based upon the ease with which DNA can be manipulated once immobilized on the magnetic particles. In theory, the need for centrifugation stages could be removed from molecular biology if DNA fragments were fixed either temporarily or permanently to the magnetic solid phase. However, the use of a solid-phase has not yet been successfully applied to the automated loading, a process that could benefit from the simplicity and throughput increases associated with the coupling of the transport and purification advantages of solid-phase systems.

2.3.2  Gel Electrophoresis

There are several important features of a gel electrophoresis system: (1) the interfaces for gel and sample loading, (2) throughput, i.e., the number of samples (and bases) that can be processed per unit time, (3) read length, (4) sample volume required, and (5) the back-end interface for fragment detection. Traditionally, electrophoresis has been carried out between two plates of glass (or plastic) separated by a spacer, with a polymeric medium to sieve the DNA. Commercial state-of-the art is now the ABI 377 at 36 sample/450 bases/2.5 hrs., providing 6.5 Kb/hour of raw sequence. Performance has been improved using thin slab gels, capillary arrays, and microchannel devices.

Thin slab gels. One of the primary factors in determining electrophoresis time
--------------
is the ability to apply high voltages, generating significant heat, without significant temperature gradients. Smith and coworkers (Brumley and Smith, 1991) pioneered (less than) 100 (um)m gel widths and established that 10 bp/min can be attained at 200 V/cm. Vertical and horizontal thin gels have been used, but the horizontal approach has significant advantages from the standpoint of automating sample loading. CuraGen has adapted the horizontal thin gel approach with traditional gel and sample loading to produce a routine and automatable device (see Section 3).

Capillary array electrophoresis. Introduced to DNA sequencing by Mathies and
-------------------------------
coworkers (Huang et al., 1992a,b), CAE combines the high-speed separation attainable in individual capillaries with the throughput provided by multiplexing. Several groups are actively developing capillary array systems (Takahashi et al., 1994; Ueno and Yeung, 1994; Barker, 1995), including at least three commercial entities. In addition to throughput, CAE offers the potential for automated gel and sample loading, which is now being realized with the recent advances in replaceable matrices. Lower viscosity matrices are still needed, as are more stable wall coatings. Electrokinetic injection is inefficient with respect to sample utilization, requiring a concentrated DNA sample of which only a fraction is injected. The detection region of capillary arrays is ultimately determined by the capillary outer diameters, an inherent limitation for high lane densities.

Microchannel gel devices. Miniaturized separation lanes and devices can be
------------------------
fabricated in planar substrates using micromachining techniques. Terry et al.
(1979) microfabricated a gas chromatograph in silicon sixteen years ago, providing the basis for a commercial, portable GC manufactured by Microsensor Technologies Inc. Microfabricated electrophoresis devices were proposed by several groups around 1990 (Kovacs et al., 1989; Pace, 1990; Manz et al., 1991; Harrison et al., 1992a). Several reports have demonstrated sample injection schemes, high speed electrophoretic separations of dyes and labeled amino acids, and pre- and post-column reactions (Harrison et al., 1992b; Jacobson et al., 1994a-c). Recently, rapid, high-resolution separations of dsDNA (Wooley and Mathies, 1994), oligonucleotides (Effenhauser et al., 1994) and DNA sequencing ladders (Balch et al., 1994; Went, 1995) have been reported. The revolutionary vision is to create fully-integrated chip-sized devices with on-board sample preparation, followed by automated injection, separation and detection. While this goal appears fundamentally achievable, it presents significant technical risk in the 3-5 year time frame. The more evolutionary approach is to microfabricate the separation device, and utilize continually improving robotic methods for sample preparation and loading. We have taken the second approach, utilizing the modular design of CuraGen's horizontal thin gel system (Section
3). This device can be integrated with microfabricated front-ends as they become available.

2.3.3  Electrophoretic Separation Media

The separation matrix is a critical element of the separation platform in DNA sequencing. The use of crosslinked polyacrylamide in slab gel sequencing has changed little since its introduction in the late 1950's . The disadvantages of in-situ acrylamide polymerization are well-known, including monomer toxicity, labor intensity, and reproducibility issues. These effects become logistically untenable at the 40,000 lane (1000+ gel) per day level. Pre-cast gels, popular in a number of electrophoresis applications, have not been introduced for DNA sequencing. In contrast to slab gels, there has been significant innovation in media for capillary electrophoresis, centered around the use of uncrosslinked polymer solutions as replaceable matrices. Since the early reports by Zhu et al.
(1989) and Chin and Colburn (1989), a number of groups have demonstrated that a wide variety of uncrosslinked polymer solutions can be used for separating dsDNA fragments (e.g., Heiger et al., 1990;

                  Principal Investigator/Program Director (Last, first, middle):
                                                                Went, Gregory T.
                                                                ----------------
--------------------------------------------------------------------------------
Grossman and Soane, 1991; Pulyaeva et al., 1992). These dsDNA matrices typically have low viscosities and can be routinely filled and replaced at low pressures.

The development of replaceable matrices for DNA sequencing has been more difficult, as higher concentration, higher viscosity solutions are required. In 1993, Karger and coworkers (Ruiz -Martinez et al., 1993) reported the use of a 6% uncrosslinked polyacrylamide (PAA), which provided single base resolution to 350-400 bases. Since then, additional reports on the use of uncrosslinked PAA (Grossman, 1994) and other polymers (Johnson et al., 1995; Yeung et al., 1995) as replaceable matrices for DNA sequencing have appeared. These matrices are still relatively viscous, typically requiring several hundred psi and several minutes for loading into standard (e.g., 75-100 (mu)m ID) capillaries. Matrix loading in microfabricated lanes is likely to be more difficult, and existing reports on sequencing in microfabricated devices have employed in-situ polymerized gels (Balch et al., 1994; Went, 1995), similar to the early work in capillaries.

2.3.4  Fluorescent Detection

Fluorescent detection of 4-dye Sanger fragments from a single lane was pioneered by Smith and coworkers (Smith, 1986) and is currently available only from Applied Biosystems. In its early and current embodiment, a scanning laser/detection unit rasters across a slab gel simultaneously exciting a detecting fluorescence from four select dye labels. Filters, initially employed on a rotating wheel, have been replaced with a more efficient reflective grating, allowing for the detection of 1.5 (upsilon)l of a standard Sanger ladder.

Scanning. As capillary arrays are employed, scanning systems have been improved
--------
to contain confocal illumination and detection (Mathies and Huang, 1992) to reduce scattering off the glass. These systems are very efficient and have been commercialized for non-sequencing use. Their use for imaging slab systems is also growing (Brumely, 1994). Sample volumes that are actually required for robust detection are less than 100 nl (Smith, 1993), 15-fold more sensitive than the ABI system.

[XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
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XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX]

2.3.5  Informatics:  Image Processing, Base Calling and Sequence Assembly

Determination of DNA sequence from fluorescent images involves the following steps: lane finding and identification, background elimination, spectral matrix conversion, base calling, and analysis/editing . At the 36 sample per day level, this process involves a significant amount of human intervention for lane calling and sequence editing. At 40,000/day, the system must permit automated transfer throughout with under 1% manual intervention. Existing automated lane finding software is capable of calling only 90% of sequencing gels without human intervention (Stein, pers. comm.). Tibbetts and coworkers (Golden, et al., 1993; Tibbetts, 1993) have applied neural networks to the base calling problem, with significant improvements over traditional methods. Giddings (1993) has also worked on this problem using expert modules which judge peaks to evaluate the confidence of base calls.

Unlike all other stages of the process, assembly and finishing have traditionally required considerable human attention including hours of attention at a computer screen and custom-designed experiments to resolve uncertainties. More than 60% of the costs of large scale sequencing projects may go to assembly and finishing, due to their low efficiencies. There have been considerable advances in sequence assembly. Specifically, PHRAP (Phil Green, pers. comm.) and FAK (Gene Myers, pers. comm.) represent substantial improvements over previous tools and essentially solve the issues of assembly with few repeats, yet still have serious difficulties with many mammalian sequences.

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

                  Principal Investigator/Program Director (Last, first, middle):
                                                                Went, Gregory T.
                                                                ----------------
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3. Preliminary Results
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In this section, we review development at each of our four groups which provides the foundation for this project. These preliminary results are organized by component technology rather than group, consistent with our systems approach.
The starting point of this project is CuraGen's current version 1.0 DNA analysis system, shown in Figure 3.1. As an end user requiring high throughput, integrated DNA analysis systems, CuraGen has developed

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

                 Principal Investigator/Program Director (Last, first, middle):
                                                                Went, Gregory T.
                                                                ----------------
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a horizontal thin gel electrophoresis system with a proprietary imaging spectrograph adapted to DNA sequencing, ready for integration into automated systems. The optical schematic shown in Figure 3.1 highlights the principle hardware components of CuraGen's DNA analysis system. This device has been in operation at CuraGen since early 1993 for a variety of applications, including sequencing (see Figure 3.1 and A.0 in the Appendix for representative M13 results). The system has several advantages:

         . It is a high speed modular device that is adaptable and upgradeable. Current speeds are 700 bph (bases per hour) with read lengths of 450bp typical, as shown in Figure A.0. In general, we load 1/15th of a standard ABI sample. The system is running at 36 lanes per gel at 14 Kb of raw sequence/hr.

         . Full spectrum detection under software control allows any dyes to be used (see Figure 3.3). We have demonstrated the feasibility of five colors being used simultaneously (four for sequencing, the fifth for reverse sequence or fingerprint information).

         . It includes trainable image analysis and base calling software. In collaboration with Dan Seligson of Intel, CuraGen has developed a modular set of algorithms for preprocessing and base calling. The advantages of the software are full UNIX compatibility, a database access tool set (with easy i/o) and high processing speed (less than 5 secs/lane on an Intel P90).

The ability to integrate this device into automated systems, both in terms of front end sample handling and back end image processing and base calling, makes this system a cost effective alternative to the ABI.

3.1  Sample Preparation (MIT, CuraGen)

3.1.1  Automated Protocols for Large Scale Genome Sequencing (MIT)

Work at MIT/Whitehead has culminated in a second-generation automation system for purification of templates and production of sequencing ladders. The current "Sequatron" system has a throughput of 80 microtiter plates per 24 hours, starting with grown M13 supernatants for DNA isolation or plates of PCR products and ending with completed pooled sequencing reactions ready for denaturing and loading on a gel.

3.1.2 Solid phase technology /Automated Loading/Concentrating (MIT, CuraGen)

We have developed a simplified system for the manipulation and isolation of DNA using solid phase purification that does not rely on streptavidin-biotin, digoxigenin-antidigoxigenin or sequence-specific interactions. We refer to this as Solid-Phase Reversible Immobilization (SPRI, Hawkins et al., 1994). The method provides a solid-phase purification procedure that can be used for DNA extraction, purification and concentration. These methods have been introduced into routine use in the Whitehead DNA Sequencing Core.

                            [GRAPHIC APPEARS HERE]

Figure 3.2   Trace file obtained from direct SPRI loading experiment performed at MIT on a CuraGen device. Sequence of M13 obtained using standard
             ABI kit. Trace shows bases 100 - 200 taken over a 7 minute stretch.
             Applied voltage was 5 KV over 25 cm, 200 V/cm.

The isolation of extension products using solid phase support has had limited use, mostly due its lack of applicability to cycle sequencing, the elevated cost of magnetic particles and the lack of demand for replacements to ethanol precipitations. A key advantage of the SPRI procedure is that the isolation step functions as a concentrating step and can be directly incorporated into an automated loading step. We found that SPRI can both concentrate dye-primer reactions as well as clean-up dye terminator reactions prior to electrophoresis. This removes the need for ethanol precipitation or spin columns. Of great importance, the primers do not have to be derivatized
                                                  ---
with haptens such as biotin or digoxigenin to be subsequently isolated using SPRI, and hence it is applicable to amplification based sequencing techniques, now the methods of choice in the genome community. Direct loading with SPRI beads into formamide wells (see Figure 3.2) allows the precise control of the loading and motivates the design of an automated system.

                  Principal Investigator/Program Director (Last, first, middle):
                                                                Went, Gregory T.
                                                                ----------------
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3.1.3 Sepctral Detection

One principal advantage of the CuraGen DNA Sequencer is the ability to image many distinct dyes simultaneously. Methods for producing sequencing ladders from both directions have been tested, and to date we have shown that 5- dye sequencing can be achieved with the fifth color being used to obtain a T track from the opposite end of the sequencing template (Figure 3.3). Strategies employing more then 4 dyes have utility in fingerprinting, assembly and finishing. Combined with Figure 3.4, this clearly establishes (1) the feasibility of 5-dye protocols for alignment (using far distant red-dyes) and
(2) the potential to sequence in both directions using 8 dyes. With this proof of principle and our current advances in fluorescent detection, we are in a position to develop full bi-directional sequencing strategies.

                            [GRAPHIC APPEARS HERE]

Figure 3.3   Bi-directional sequencing. The trace shown in 3.3a is a
             sequence off the forward primer of a sequamark template, while trace 3.3c is the same template sequenced from the reverse primer.
             The center trace 3.3b is the result of a sequencing run from a single tube in which two different primers, FAM-forward and JOE-reverse, were placed with the ddT mix. The resulting product terminates in both directions with two different dye labels. A color copy of this figure is included in the Appendix.


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Figure 3.4   Spectral emission measured from spatial cross section taken from electrophoresing dye-labeled primers. All 8 have been tested and the individual dyes are easily resolved. A 5-dye set can be chosen and we are currently evaluating 8 dye possibilities. A color copy of this figure is included in the Appendix.

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

                  Principal Investigator/Program Director (Last, first, middle):
                                                                Went, Gregory T.
                                                                ----------------
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3.2  Gel Electrophoresis (CuraGen)

We have developed a flexible thermal regulation box (air, water, and passive) for the use and testing of a variety of thin slab and microfabricated channel devices (see Figure 3.1). It requires under 10 minutes of assembly time and yields bubble-free, high quality 50 (mu)m gels over 95% of the time. Representative capabilities are shown in Figure A.0, 3.2 and 3.3, in which raw data (i.e., matrix converted without any filtering) clearly indicates the ability to load, electrophorese and detect from these gels.

3.1.1  Routine Thin Gel Capabilities.

CuraGen has logged over 7000 lanes on its thin slab system and currently has 4 systems in place. During the month of August 1995, MIT carried out over 500 lanes with comparable results.

Multiplicity (36). Figure A.0, 3.2 and 3.4 taken from 36 lane runs using sharkstooth combs. Manual lane identification easily picks separate lanes.

Length of Read (500). Figure A.0 shows a sequence of M13 at 450+ bp.

Speed (1 hr). The results shown in Figure 3.2 from a SPRI experiment run at MIT clearly show that at 5kV, we can obtain base pair resolution to 400 bases at 17 cm from the loading region at a rate of 15 bp/min.

3.2.2  Microchannel Substrates

Figure 3.5 shows a trace taken from a 96-channel glass substrate used to test microchannel electrophoresis in which 10 nl of input Sanger ladder was loaded. Although the quality is less than a comparable run on a thin slab, the sequence was correctly called. Improvements to the loading (larger volumes) and imaging capabilities are being developed under a NIH Phase II SBIR.


                            [GRAPHIC APPEARS HERE]

Figure 3.5   Processed sequencing data obtained from sequencing an M13 template in two different configuration: (a) top, short thin slab with laser
             10 cm from loading region; (b) bottom, glass microchannels with laser 10 cm from loading region. Color copies of this figure are included in the Appendix.

3.2.3 Polymeric Substrates

Mass production of polymeric substrates via molding or casting will be significantly less expensive than etching glass, will not produce acid waste, and will therefore enable our strategy of providing ready-to-use, disposable microchannel substrates. Moreover, there are a great number of methods for fabricating plastics and a variety of transparent materials to employ. The personnel at SBio have investigated the polymerization and optical characteristics of a variety of plastic materials. We have a long track record of replicating the surface and bulk features of molds in plastic with high precision, as will be required for microreplication of lanes in plastic. In addition, our experience with mass producing such substrates in a commercial setting will enable the eventual production of the proposed microreplicated separation subsystems.

3.3  Advanced Separation Media (SBio)

SBio is developing improvements in replaceable gels for DNA sequencing by capillary electrophoresis (CE), as reviewed below. These preliminary results demonstrate SBio's expertise in gel media, and a technology base that serve as a foundation for this project.

                      [Confidential Treatment Requested]

                  Principal Investigator/Program Director (Last, first, middle):
                                                                Went, Gregory T.
                                                                ----------------
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1st generation replaceable matrices. SBio is developing non-crosslinked, replaceable matrices for CE based on N-substituted acrylamide polymers, which are known to provide an order-of-magnitude increase in hydrolytic stability relative to polyacrylamide (Righetti et al., 1993). Hydrolysis of the amide bonds in polyacrylamide (PAA), which is accelerated at high pH and urea levels, will limit the shelf life of replaceable matrices based on uncrosslinked PAA. We have developed copolymer formulations of N-substituted acrylamides that provide resolution comparable to PAA matrices (Figure 3.6), while simultaneously providing enhanced stability and shelf life. We have also developed reproducible, scaleable synthesis and purification processes for these matrices. We are currently optimizing matrix formulations to reduce viscosity and electrophoretic run time. The matrix used in Figure 3.6 was loaded into the 65 cm long, 75 (mu)m ID capillary in less than 3 minutes under an applied pressure of 400psi. We believe that incremental reductions in loading pressure and time can be realized through optimization of MW and MW distributions.







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Figure 3.6   Capillary electrophoresis separation of T-terminated extension products from M13mp18 template on SBio replaceable matrix. Experimental conditions: capillary length: 65.0 cm (40.0 effective), DNA injection: 12.0 kV - 15 seconds, run voltage: 12.0 kV. M13 sequence prepared via cycle sequencing using labeled primer and imaged by laser-induced fluorescent detection.

2nd generation replaceable matrices. SBio is developing a novel proprietary class of replaceable matrices which undergo phase transitions in response to temperature (Soane and Bae, 1994; Soane, 1994 and 1995), offering the potential for dramatic reductions in loading viscosity. In these "reversible gels", the matrix polymer is highly soluble on one side of the transition, and much less soluble (or insoluble) on the other side. We have demonstrated that this phase transition property can be utilized to drive a viscosity transition (Figure 3.7), and have used this transition to demonstrate matrix loading in capillaries under very low pressures, including simple vacuum injection. We have also developed polymer compositions which provide excellent electrophoretic properties in addition to this viscosity transition behavior. One family of compositions is based on a subset of the N-substituted acrylamides which are temperature-sensitive. Other, non-acrylamide compositions are also being developed, along with matrices which have a low viscosity at room temperature and gel upon heating. These 2nd generation matrices hold the promise for dramatically improving the process of matrix loading and unloading, which will be especially important if replaceable matrices are to be used in very small channel microfabricated devices.

                  Principal Investigator/Program Director (Last, first, middle):
                                                                Went, Gregory T.
                                                                ----------------
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Figure 3.7   Temperature induced phase transition in crosslinked microgel system
             (A) and uncrosslinked polymer solution (B), resulting in a reversible viscosity transition in both cases. The exemplary viscosity curve (C) is for a microgel system with a transition around 30C. By modifying the polymer composition, matrices can be designed with viscosity transitions at temperatures ranging from room temperature to 95 C.

3.4  Fluorescent Detection (CuraGen, Cornell)

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3.4.2  Microfabricated Optics (Cornell NNF, CuraGen)

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                  Principal Investigator/Program Director (Last, first, middle):
                                                                Went, Gregory T.
                                                                ----------------
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Figure 3.8   AFM area scan of a continuously blazed grating using focused ion-beam milling (Shank et al., 1994)

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Figure 3.9   Diagram of a vertical optical interconnect showing the location of the individual components (Bare et al., 1994)

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3.5  Informatics (CuraGen,MIT)

         Critical issues in high-throughput genomic sequencing include sample tracking, work-flow management, image analysis, base calling (speed and confidence), assembly and finishing.

3.5.1 Image Analysis and Base Calling (CuraGen)


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Figure 3.10  Base calling algorithm and output. [XXXXXXXXXXXXXXXXXXXXXXXXXXXX
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

                  Principal Investigator/Program Director (Last, first, middle):
                                                                Went, Gregory T.
                                                                ----------------
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CuraGen has developed a modular set of algorithms for preprocessing and base calling. The software has several advantages:

 .    it is trainable to new chemistries, dyes or dye coding strategies,

 .    it reports quantifiable confidence values on each base called, and

 .    it is based upon a UNIX development platform and easily integrated in
     LabBase and other informatics systems.

There are three main modules: a signal preprocessing module, a pattern recognition module (i.e., base calling for DNA sequencing), and a proofreading
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3.5.2 Assembly and Finishing (MIT)

Major assembly and finishing packages, including PHRAP and FAK, are in use in our laboratories. We have written our own software, including MAPPER, which assembles map contigs based on existing assembly tools with forward and reverse constraints, and FINISHER, which uses the information from the map contigs to select further experiments. Using these programs we have evaluated sequencing strategies on simulated and real data. The ability to quantify the confidence of individual base calls will set the precedent for allowing this entire process to be conducted in an automated way, and to maintain the integrity of the data.

3.5.3 Work flow

Over the past two years, the MIT Genome Center's Informatics Core has gained extensive experience in database and sample-tracking issues, and developed three major systems: LabBase, Workflow Manager, and BuilderIO. Our laboratory informatics system has been developed to allow FINISHER to download instructions to robotic workstations. With the direct incorporation of the sequencing instrumentation into workflow we will be able to place the instrument into an automated environment and take advantage of the advanced base calling software.




4.  Research Design and Methods

The research program outlined herein builds upon the combined experience of the collaborators to develop technologies to accelerate the completion of the human genome sequence as well as to enable more routine genome sequencing. As outlined before, the HGP has evolved to the point where its completion is tractable. This project plans to hasten that timeline in stages:

1) Version 1.1, a thin slab gel platform addressing the cost and throughput needs of a 4000 sample/day pilot facility;

2) Version 2.0, a microchannel platform solving the gel and informatics logistics of a 40,000 sample/day operation, capable of sequencing multiple genomes and extending high throughput sequencing to other markets in the future.

The project is divided into the five components discussed shown below. Although primary responsibility for the execution of each sub-task rests with the collaborating investigators, all advances will be tested in CuraGen's evolving DNA analysis system. Moreover, each of the project teams will have instrumentation in place to accelerate the design and testing of individual components.

A component breakdown with primary responsibilities and delivery dates is shown below in Table 4.2.

4.0 A Modular Phased Approach

Component                    Site                 Deliverable                      Date

4.1  Sample Preparation      MIT/Whitehead        v.  1.1  Manual device           4/1/97

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                  Principal Investigator/Program Director (Last, first, middle):
                                                                Went, Gregory T.
                                                                ----------------
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
                             (Trevor Hawkins)     v. 2.0 Autoloading device        10/1/97

                             CuraGen              v. 1.1  5-dye protocol           10/1/96
                             (Gregory Went)       v. 1.1, 2.0  8-dye protocol      4/1/97
4.2  Electrophoresis System  CuraGen/Cornell      v. 1.1  Electrophoresis station  4/1/97
                             (Harold Craighead)   v. 2.0  Microreplication         10/1/97
                                                  prototype

                             Soane BioSciences    v. 2.0  Materials                10/1/97
                             (Herbert Hooper and  v. 2.0 Surface design            10/1/97
                             David Soane)         v. 2.0  Processing               4/1/98

4.3  Separation Media        Soane BioSciences    v 1.1  Reusable gels             4/1/97
                                                  v 1.1, 2.0  Dynamic porosity     10/1/97
                                                  v. 2.0  Disposable media         10/1/98

4.4  Binary optics           Cornell              v. 2.0  Collection optics        4/1/99
4.5  Informatics             CuraGen              v. 1.1  5-dye base calling       10/1/96
                                                  v. 1.1, 2.0  8-dye base calling  10/1/97
                             MIT/Whitehead        v. 1.1, 2.0 Assembly/            4/1/97
                             (Lincoln Stein)      finishing with confidence
                                                  v. 1.1  5-dye assembly           4/1/97
4.6  Systems Integration     CuraGen/MIT          [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX]
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

4.1  Sample Preparation and Loading   (MIT, CuraGen)

4.1.1  Manual and Robotic Solid-Phase Sample Concentration and Gel Loading

In preparation for pilot projects, fully automated systems that process DNA subclones into dye-labeled sequencing ladders have been developed with throughput capacities of greater than 4,000 samples per day. Our system starts with the sequencing products (Sanger ladders) presented in 96 or 384 well bar-coded plates. This approach has three major benefits: (1) it reduces redundancy with other efforts; (2) it allows new systems to dovetail into planned pilot studies; and, (3) it reduces the upstream burden by decreasing the number and the concentration requirements of the sequencing reactions. In preparation for pilot sequencing, MIT has developed the Sequatron. This device is currently being tested and used at the MIT Genome Center. We will enhance the system with the ability to concentrate samples and load CuraGen's DNA sequencing gels, allowing the integrated system to generate base called sequences directly from DNA subclones. This enables increased throughput through the continuous operation of DNA sequencers at lower variable costs.

We will utilize our combined expertise in solid-phase methods, including SPRI (Hawkins et al., 1994a), biotin-streptavidin (Hawkins, 1994) with photocleavable biotin derivatives (Olejnik et al., 1995), and digoxigenin-antidigoxigenin (Hawkins et al., 1994b), to concentrate and purify the final sequencing ladders produced by sequencing reaction as part of automated gel loading. During the first year, we will focus on SPRI technology, a highly effective biochemical/biophysical technique. SPRI uses inexpensive carboxyl-coated magnetic particles that compose the base material for most magnetic particle manufacture. The sequencing products are absorbed onto the surface of the magnetic beads, which are then transferred to the gel using magnetic pins. As an alternative to magnetic particles, we will also develop a manifold of 12 9mm-spaced pins coated to absorb reaction products directly, allowing washing and finally elution of products into wells for electrophoresis. This will enable us to transfer samples from standard 96, 192, or 384-well microtiter plates (9mm well spacing) into a sequencing gel. Integration of this manifold onto the arm of a robotic system will allow the full automation of this process.

In conjunction with using coated pins, we will also attempt to use graphite tips (as used by Tecan and Packard to allow capacitance sensing) to absorb reaction products and load the gels for electroelution. In addition to automation and reproducibility improvements, autoloading from a solid substrate enables us to take advantage of the 15-fold sensitive advantage of the CuraGen device. This advantage reduces the enzyme utilization requirements at least 10-fold and translates to a large savings in sample preparation costs.

                      [Confidential Treatment Requested]

                  Principal Investigator/Program Director (Last, first, middle):
                                                                Went, Gregory T.
                                                                ----------------
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The autoloading module will be developed in two stages, manual then robotic. The critical path is as follows:

1. Year 1. Modify and improve our solid-phase approaches to enable us to coat 12 channel pins to perform SPRI, biotin-streptavidin capture or digoxigenin-antidigoxigenin capture and fragment selection.

2. Year 1. Develop a 12 pin loading device to carry out parallel loading from 96 and 384 well plates directly into the wells of the electrophoresis system.

3. Year 1,2. Develop 12 channel pin tools to be fixed to the head of a CRS articulated robot, as used in our Sequatron system. Set up the robotic system to enable reproducible loading into wells less than 0.1mm apart. The use of a CRS articulated arm will give us the necessary flexibility.

4. Year 1,2. Integrate the automated sample concentration and gel loading into the Sequatron system to provide a fully integrated and automated system.

5. Year 3. Resolve problems of final integration into Sequatron system. Modify Sequatron software to include collection software of CuraGen electrophoresis instrumentation.

4.1.2  8-Dye Bi-directional Sequencing

Advances in detection and software allow two reactions, one in each direction, to be produced from a single template (see Figure 3.2). Initially the reverse read will be for only one base (5-dye sequencing) for fingerprinting, sizing, or to enhance assembly strategies. Later evolution to a full 8-dye system will allow full bi-directional sequencing. [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
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1. Year 1. Establish alternative dye sets for 5-dye and 8-dye sequencing. We will evaluate the properties (shifting, signal/noise) of a number of publicly available dyes to expand our current set of 8. Dye-transfer (tested and soon to be available) dyes (Yu et al., 1995) will also be investigated.

2. Year 1. Build on CuraGen's 2-dye, bi-directional success to develop a kit for full 5-dye sequencing. The 5th dye will be chosen such that a full 5 basis matrix transform is robust. This is rather straightforward in a two-laser system (i.e., no spectral overlap between the standard 4 and the 5th dye).

3. Year 1,2. Reduce enzyme costs by using highly efficient loading protocols. Sensitivity improvements will minimize the concentration of enzyme needed. Reaction and cycling conditions will be modified to optimize the results. Properties of other dyes, including incorporation and detectability, will be investigated.

4. Year 2. Develop and implement full bi-directional sequencing. This primarily involves protocol application and software confirmation that the 8-dye transform matrix works. Again, given the 2-laser, 2-region capabilities we have in version 1.0, this is completely feasible with current state of technology.

4.2  Electrophoresis System (CuraGen, SBio, Cornell)

4.2.0  System Design - Reusable (v. 1.1) to Disposable (v. 2.0) Separation
       System

The 2+ years of production experience with the thin gel system at CuraGen, combined with MIT's experience in the logistics of executing thousands of electrophoresis runs/day, suggested to us separating the electrophoresis plates and media from an electrophoresis station residing in an optical detection compartment. Such a decoupling can reduce the optical "downtime" between runs to minutes, thereby maximizing the throughput of the system. We propose to achieve this efficient operation through a modular design:

1. an electrophoresis station integrating loading and electrophoresis electronics with high speed thermal regulation;

2. female end connectors that contain the buffer, loading and optical illumination accessories; and

3. gel plate devices (both thin slab and microchannel) that are either disposable or remotely filled/cleaned.

These developments are readily tested on CuraGen's version 1.0 platform.

4.2.1  Electrophoresis Station/Accessories

CuraGen's version 1.0 thin slab device is a component that enables high voltage electrophoresis with a variety of cooling (air, water, passive) and laser illumination strategies. To reduce turnaround times (currently 20 minutes) and to enable temperature sensitive gels and disposable gel devices, we will produce a platform that accommodates a plate between two end-caps. A principle feature is the decoupling of the electrophoresis system from the thermal regulation in a safe, well-interlocked system, allowing direct and flexible testing of

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                 Principal Investigator/Program Director (Last, first, middle):
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microreplicated systems. Buffer caps have been designed that seal to the radiused surface of the glass or plastic electrophoresis plates. For non-disposable glass substrates, a separate pouring station is constructed to enable rapid end-capping, pouring, and polymerization. Once prepared, the gel plates are placed onto the electrophoresis station. Electrical contact is made through the end-caps to the station, and final voltage contact is established when the station lid is shut. Should longer lengths or better thermal control be required, this system will be adaptable to different shapes and cooling strategies. Our yearly plans are as follows:

Year 1. Evaluate materials and designs for the end-caps. Key considerations include sealing to radiused glass/plastic gel plates, tensioning to the loading combs, and proper tensioning of the plates. Prototypes will be machined from delrin with non-conducting O-rings providing the sealing. We expect to address first the sealing/loading characteristics, maintaining as much similarity to working systems at CuraGen and MIT.

Year 2. Issues associated with producing large numbers of these systems, including casting/molding, will be addressed in Years 2 and 3. Materials for microreplicated gels substrates will be evaluated to insure their utility.

                            [GRAPHIC APPEARS HERE]

Figure 4.1     Electrophoresis system in version 2.0.

4.2.2 Microreplication Development

Our objective is to develop disposable microchannel substrates that can be pre-filled with gel and supplied ready-to-use at low cost (less than $20/gel). To accomplish this, we will investigate the production of lanes in plastic, which has several advantages over a glass substrate: (1) lower production costs;
(2) reduced disposal and handling problems related to wet etch chemicals; (3) facile bonding of base and cover substrates to form closed channels; and (4) positionally-defined channel surface properties. These advantages are magnified by the large consumption of plates, 500 to 1000 per day, in a high throughput lab.

It is important to note that this effort is backed by experience with slab gels (CuraGen), plastics and replication (Soane Technologies, Soane BioSciences), and microfabricated electrophoresis channels (CuraGen with Cornell NNF). Rather than a device on a glass microscope slide scale, our intent is to carry out electrophoresis over suitable distances (10 cm - 30 cm) in a microchannel array that takes advantage of proven loading and detection methodologies. In short, we aim to replace the thin-gel plates we use now (10 cm and 14 cm width by 10 cm and 30 cm length) with micro channel plates of the same size, increasing the channel density to allow 64 (v. 1.1), 96 (v. 2.0), and ultimately 384 lanes.

Microreplication development will involve 6 component efforts: (a) establish design features; (b) develop prototyping methods to test system designs and plastic formulations; (c) investigate electrode deposition; (d) develop polymer formulations exhibiting the required bulk properties; (e) develop channel surface modifications to enable high-resolution separations; and (f) demonstrate a microreplication production process. These six efforts, involving contributions from CuraGen, Cornell and Soane, are reviewed below.
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4.2.2.a Design Considerations
-----------------------------

The design considerations focus on developing a standard geometry for interfacing the sample handling system, either combs or reactors, with the sample imaging system (existing and proposed microfabricated optics discussed below). Open lanes at the entrance converge in the imaging region in order to present the correct size scale to each module. This strategy does not introduce serpentine patterns that may broaden electrophoresis bands. We have already fabricated masks to make converging lanes and will continue to investigate other lane geometries, such as a fan of straight lanes at different angles. The underlying principle is to have a size scale near the loading end that is consistent with available solid phase and micromachined sample loading methods
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4.2.2.b  Substrate Prototyping
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Prototyping methods are being established now and during the first year to lay a foundation for testing different system designs (lane geometries, electrode locations), polymer formulations, and surface modifications. We have identified three methods for the prototyping of lanes. Most can be configured to
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4.2.2.d Formulation Development
-------------------------------

We will develop polymer formulations that are amenable to the processing techniques outlined above, and which provide optical, mechanical, thermal and surface characteristics to enable high-resolution separations and high-sensitivity detection. We note that plastics are commonly used as an alternative to glass in slab and tube gel electrophoresis, particularly for pre-cast gels where cost is a concern. Plastic has also demonstrated utility in capillary electrophoresis (e.g., Lukas and Jorgenson, 1985; Nielen, 1993; Liu et al.,
1993). The dominant use of fused silica in CE is due to the commercial availability of high-quality fused silica capillaries, the higher thermal conductivity and higher UV transparency of fused silica compared to plastic, and the established means for modifying silica surfaces in CE separations. However, none of these are inherent limitations in our system, and manufacturability is actually a significant advantage of plastic in our approach.

Our focus will be on curable (UV, heat) and injection moldable materials, which will be amenable to prototyping methods 2 and 3, and ultimately to production methods (Section 4.2.2.f). Acrylics and aliphatic urethane acrylates will be investigated first for their excellent optical properties and formulation latitude. In general, they are highly transparent above 250nm and exhibit low background fluorescence. Further, we have considerable experience in formulating and processing these classes of polymers for optical applications. Any specific formulations under consideration will be examined for transparency and fluorescence before being used. Raw material purity is critical to eliminating fluorescence, and we will implement established purification methods developed by Soane Technologies. Mechanical rigidity can be imparted through crosslinking or providing a rigid support (e.g., glass) under the microreplicated substrate. The glass-plastic composite approach can also be used to improve thermal dissipation if required, wherein the plastic layer need only be thicker than the channel depths. Surface properties are considered separately in the next section. Regarding potential scattering of the excitation beam, we view this as a system issue and have designed channel geometries where the laser does not pass through the channel walls.

4.2.2.e Surface Modification
----------------------------

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Surface chemistry and topology are critical in narrow bore separations, and unmodified fused silica capillaries have traditionally required modification to suppress electroosmotic flow in DNA sequencing applications. The two common approaches are: (1) covalently linking the separation matrix to the capillary wall, and (2) covalently or physically coating the capillary wall with a hydrophilic polymer to suppress the surface charges and adsorption. Both in-situ polymerized gels and replaceable matrices can be used with coated capillaries. Like fused silica, most native polymer surfaces also exhibit a surface charge in electrolyte solutions (Schutzner and Kenndler, 1992), and we will need to employ one of the two basic strategies noted above. The silane coupling chemistry used with fused silica is not applicable to organic polymer surfaces. However, there are numerous methods for derivatizing polymer surfaces, and we have identified three approaches to be investigated here as discussed below.

1. Surface Activation: Free radicals created at the polymer surface and present
---------------------
during acrylamide polymerization will result in covalent attachment between the polyacrylamide and the surface. Liu et al. (1994) demonstrated a hydroperoxidation preactivation method for covalently coating polypropylene capillaries with polyacrylamide. This hydroperoxidation method should be applicable to a wide variety of polymer surfaces, and will be used here. We can also use electron discharges (RF, microwave, corona) in inert gas plasma to activate the channel surfaces (Yasuda et al., 1987).

2. Coupling agents: This approach, analogous to silane coupling with silica,
------------------
involves a hetero bifunctional reagent, wherein one functional group reacts with the polymer surface, and the other functional group (a vinyl or an acryl group) later reacts with a growing polyacrylamide chain (e.g., urethane acrylates could be used with surface hydroxyl groups). The first step is to ensure functional groups are present at the polymer surface. We will design UV-curable formulations containing latent functional groups that orient preferentially at the surface (e.g., amine, carboxylic acid, hydroxyl groups). Other approaches to incorporate surface functionality include using oxygen plasmas, and photopolymerization of vinyl polymers (e.g. hydroxyethyl methacrylate) onto the substrate surfaces (Wright, 1978). A wide range of hetero-bifunctional reagents can then be used to react with these surface groups, and provide a reactive group for incorporation into a polyacrylamide chain.

3. Surface Interpenetrating networks (SIPN's): This third approach is practiced
---------------------------------------------
by the contact lens industry (Thakrar and Gandhi, 1995). The polymer substrate is first contacted with a liquid monomer (e.g., dimethyl acrylamide) which penetrates the substrate surface without causing dimensional deformation. Next, the gel-forming monomer solution (e.g., acrylamide) is injected into the channel and polymerized. The first, surface-penetrating monomer will polymerize in the presence of the free radicals, interpenetrating with the polymer substrate and the gel matrix, forming a SIPN.

The above three methods provide us with a means for addressing a wide variety of polymer substrates as we move through prototyping to production. The surface activation method will be developed and applied for substrates fabricated by direct patterning. The coupling agent approach will be developed in concert with UV curable polymer formulations used for in-situ curing and replication. Finally, we will explore surface activation, coupling agents and the SIPN approach for applicability to molded thermoplastics. As described above, both surface linkage of the gel matrix and coating of the channel surface are feasible strategies, and either can be pursued using the three surface modification methods. We will initially form polyacrylamide coatings on the channels to enable quantitative evaluation of the surface treatment. This will be done by measuring the EOF before and after surface coating. This enables comparison of different polymer formulations and surface treatment methods. Upon determining that a polymer composition and surface modification method are acceptable, either surface coating followed by gel formation, or direct gel formation with surface attachment can be used for evaluating separation performance. While reference is made to polyacrylamide in this section, methods applicable to polyacrylamide will be equally applicable to our advanced media (Section 4.3).

4.2.2.f  Development of Production Technology
---------------------------------------------
Casting or molding from a master substrate (microreplication) is expected to be the most economical and robust production approach. The prototyping studies will provide initial process parameters for replication using the optimized formulation. A major technical difference between production and prototyping will be the molds employed. For production, electroformed metal molds will be preferred for ruggedness and economics. One method of producing electroformed molds for micro scale parts is the well-known LIGA process depicted in Figure
4.3 (Becker et al., 1986). In this process, a thick (~100 (mu)m) polymethylmethacrylate (PMMA) film is exposed to X-rays through an X-ray mask which defines the lane geometries. The exposed areas are chemically altered and can be selectively dissolved to form trenches. Nickel is electroplated into these trenches to form a metal mold and the mold is released by dissolving the remaining PMMA. This technology is well-established, but can prove costly due to the need for access to a synchrotron for X-ray exposure and the expense of fabricating
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X-ray masks. Typically, LIGA is used to produce thick structures with fine resolution (less than 1 (mu)m). In our application, this fine resolution is not required and therefore we can use an alternate technology to manufacture metal molds more cheaply. A photopatternable polyimide can be used in place of the PMMA employed in the LIGA process. This allows us to use standard UV light photolithographic tools and masks to form trenches for nickel electroplating. This greatly reduces costs and a resolution of 10 microns can be easily achieved in 100 micron thick structures.

                            [GRAPHIC APPEARS HERE]

Figure 4.3   Schematic representation of the LIGA processing for replicating channel features.

As indicated earlier, microreplication can be accomplished by injection molding or casting. The decision on replication method will be made in the third year based on knowledge gained during the project, specifically on the processing requirements of the optimized formulation and the replication accuracy attainable with molding vs. casting. The objective in year three will be to demonstrate on a small scale the production of high-quality microreplicated systems from electroformed metal molds using the optimized polymer formulation.

4.3 Separation Media (SBio)

4.3.1 Reusable Media - v. 1.1

A reusable matrix will be developed to improve the efficiency of the Phase I system in a production environment. Reuse of polyacrylamide has been investigated in capillary and slab gel formats (Swerdlow et al., 1992 and 1994; Ansorge et al., 1992). Three primary factors are reported to limit gel reuse:
(1) hydrolysis of amide bonds in polyacrylamide, (2) ion depletion at the gel-liquid interface, and (3) difficult removal of DNA templates and large fragments from the gel. As discussed in Section 3.3, SBio has developed non-crosslinked matrices based on N-substituted acrylamides which provide high resolution and greatly enhanced hydrolytic stability. We will develop crosslinked gel formulations based on these hydrolytically-stable compositions for use in the v. 1.1 system. We will also investigate the use of buffer additives (Swerdlow et al., 1994) to match the environment of the gel and running buffer, limiting the formation of a liquid junction potential. Rather than monomers, uncrosslinked polymer solutions will be used as additives, thereby limiting user exposure to toxic chemicals. Formamide and mixed formamide/urea buffers will be investigated if standard 7M urea gels demonstrate unacceptable deformation in the loading region (Swerdlow et al., 1994).
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                 Principal Investigator/Program Director (Last, first, middle):
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Figure 4.4   A schematic diagram of the "collapsible" gel pore concept. The framework of the polymer network will be formed by crosslinked, hydrophilic, non-temperature-sensitive polymers (shown as thick lines). Grafted onto the backbones of the crosslinked polymers will be long, temperature-sensitive side-chains (thin lines). At one temperature (A), the side-chains are more soluble and assume extended conformations, "fingering" across the gel pore to form a physically entangled network for the separation of DNA sequencing fragments. When the temperature is changed (B), the side-chain solubility is dramatically reduced, resulting in side-chain collapse and dilation of the gel pores. The phase transition temperature and the direction of the transition (low-to-high or high-to-low temperature) can be controlled through the chemical composition of the side-chains.

The above efforts should enable several runs per gel for samples not containing template or large fragments. When these larger fragments are present, they may remain in the gel or migrate out very slowly. We will investigate a "collapsible pore" concept for dynamically opening the gel pores after a run to flush out rapidly templates and large fragments. This scheme, depicted in Figure 4.4, involves temperature-responsive side chains grafted onto a large-pore framework of a non-temperature sensitive polymer. SBio has initial candidate compositions for both the polymer framework and side chains from previous work, both of which are hydrolytically stable. This research will involve synthesizing the graft structures and testing different framework pore sizes and side chain molecular weights. A variety of methods for polymerizing graft structures are known (Dreyfuss and Quirk, 1987) and should be directly applicable here. A variation of this strategy which does not require grafting is to synthesize the framework polymer in an uncrosslinked solution of the temperature-responsive polymer. In this approach, the temperature-sensitive polymer will be physically entrapped within the framework structure, and will exhibit a transition from expanded to collapsed structures (Section 3.3). Temperature-responsive polymers can be designed to collapse due to either heating or cooling, providing additional design flexibility.

4.3.2 Dynamic Porosity Media

The importance of long reads in genome sequencing is well established. In manual sequencing, where the entire gel is imaged after a run, gradient gels have been used to extend read length (States et al., 1991). However, the factors limiting resolution and read length in manual and automated sequencing are different. As reported by Slater and Drouin (1992), read length in a manual sequencer is limited by the interband spacing of the large fragments, a problem which directly lends itself to the gradient gel approach. In contrast, the read length in automated slab sequencers is reported to be diffusion (band width) limited, indicating that a static spatial gradient would not improve read length in automated sequencers. Instead, longer gels and lower voltage drops have been used to extend read lengths in automated sequencers (Luckey and Smith, 1993).

Theoretical and experimental evidence (Harke et al., 1992) indicates that the resolution for a given DNA fragment length is optimized at a single gel composition (other factors constant), and that this optimal gel concentration decreases with increasing fragment length. Based on this evidence, we propose a new strategy for increasing read length in automated sequencers. This strategy, if successful, will be implemented in our v. 1.1 and v. 2.0 systems. We will employ a temporal concentration gradient, reducing the effective gel concentration during the run. The collapsible pore concept provides a basis for developing dynamic porosity gels. We will design
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polymer side chains which convert from extended to collapsed conformation gradually over a 10-20 degree range, creating a dynamic concentration gradient in the pores via thermal control. Variations of this strategy include combining different side chain compositions that have sharp transitions spanning a 10-20 degree range, and combining temperature-sensitive and non temperature-sensitive side chains. We will investigate these different approaches and determine which provides the optimal increase in read length. As in section 4.3.1, an alternate approach to the grafted side chains will be temperature-sensitive uncrosslinked polymer physically entrapped in a crosslinked framework. Dynamic porosity can, of course, be coupled with other methods for increasing read length (e.g., longer gels) if necessary.

4.3.3  Media for Disposable Separation System - v. 2.0

We will develop media compositions and polymerization methods enabling the microreplicated subsystem to be manufactured with self-contained media and supplied ready-to-use. In production, the media will be polymerized in the channels, followed by sealing the microreplicated system in a foil with excess buffer (similar to how pre-cast protein gels are currently packaged). Alternatively, the media can be supplied dehydrated in the channels, and then rehydrated with buffer at the point of use. The gel-filled microreplicated subsystem will need a shelf life of 6 months or greater. The matrix polymer stability should not be a problem, as we can use the hydrolytically stable polymers discussed in Section 4.3.1 if required. Urea is known to be unstable in solution, however urea sequencing buffer is sold commercially with a reported shelf life of over 6 months when refrigerated. We will determine whether urea can if fact meet the shelf life requirements, or whether alternate denaturants (Smith et al., 1990) need to be investigated. If these approaches are unsuccessful, we can dehydrate the matrix in the channels for shipment. A re-sealable cover/base design will be preferred in this approach for rehydration kinetics, and should be feasible through the formulation of the cover material (e.g., use of an elastomeric polymer layer enabling sealing through compression). Polymerization of crosslinked gels in capillary size channels can result in shrinkage-induced defects, particularly when the gel is linked to the channel walls. SBio's patented process (Soane, 1991) with proven ability to prepare defect-free, gel-filled capillaries can be employed here. This method compensates for polymerization-induced shrinkage by a sequential curing technique similar to that described for substrate replication. This process can be readily applied to all of the channels simultaneously using a single UV scan from one end to the other of the sealed microreplicated system. The above methods should also allow for incorporation of dynamic porosity compositions for situations where longer read lengths are desired.

4.4  Advanced Detection:  Replicated Optics (Cornell NNF, CuraGen)

We are proposing to fabricate and test a microfabricated optical system for excitation and detection of fluorescence from channels. This optical system is designed to dovetail into the microreplicated gel systems. The system employs
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4.4.1.  Side Illumination Spectral Detection.

Building on CuraGen's grating spectrograph, we will extend the techniques of micro-optics to make a 10-fold reduction in the size and cost of the v. 1.0 imaging system. The 0.5 numerical aperture described above implies a large collection angle. This is desirable for collecting the maximum amount of light and results in a very short depth of focus. This will result in the compact system we desire and will allow a dense array of optical elements and efficient light collection. High quality lens arrays are commercially available in this range of parameters, e.g. Gelsil Inc., which uses the Corning technology for high quality molded silica optics. In the final phase of the work after optimizing the design and testing prototype systems, our efforts will be directed toward reducing the number of optical elements by combining functionalities. For example, the wavelength dispersion and spatial focusing of the fluorescent radiation can be combined in one unit by forming a grating on the surface of the lens array. While our schematic shows discrete optical elements, we will work to combine these into a maximally integrated unit for increased simplicity in and operation.

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Figure 4.4   Schematic of microfabricated optical elements that accomplish the same function as CuraGen's existing device at a 10-fold higher throughput. For side laser illumination, the confocal laser and dichroic can be omitted.

4.4.2.  Confocal Illumination and Detection.

The fluorescence collection system we have outlined will work with a variety of laser illumination methods. Depending on the outcome of the channel prototyping, we may chose to explore the possibilities of confocal illumination. The outstanding feature, compared to the conventional scanning confocal fluorescence method, is that we do not need to slew mechanically the optics across the capillary array. The result is a more robust design. We can also employ rigid alignment methods, impossible in a scanned system, required for the short depth of focus of the high numerical aperture lens system.

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4.4.3.  Laser illumination

It is intended to investigate the use of both pulsed and continuous wave laser source excitation with the objective of ascertaining the minimum limits of fluorophore concentration for the reliable identification of fluorophore tags. Of particular importance is the level of unwanted background light generated by Rayleigh and Raman scattering in the gel and surrounding media, specular reflection of the laser beam into the collection optics and any fluorescent emission produced in the glass components of the system by the laser. We will investigate the tradeoffs involved with continuous wave excitation (with and without scanning) and pulsed laser excitation with

                      [Confidential Treatment Requested]

                 Principal Investigator/Program Director (Last, first, middle):
                                                                Went, Gregory T.
                                                                ----------------
--------------------------------------------------------------------------------

respect to signal-to-noise ratio and observation time and ascertain minimum fluorophore detection limits under these conditions.

4.4.4.  Production.

Once the lane and optical features have been resolved, we will complete development by characterizing methods for producing these in large quantities. In particular, we will explore replication means similar to those being evaluated for the formation of channel features. Principle difficulties will be to develop robust means for replicating sub-micron features. However, previous research in fabricating micro-optics has show that such resolution is achievable.

4.5  Informatics (CuraGen,MIT)

4.5.1 Image Analysis and Base Calling

The preprocessing module will be modified to allow the use of more than 4 dyes with the base calling software. For the 5-dye system, this can be accomplished simply by adding a spectrally distinct 5th dye and using a 5x5 matrix for the transformation from "wavelength space" to "dye space." The conversion produces 5 independent signal channels, which can be used in any base-coding scheme. For example, 4 channels can be used to identify bases in one DNA strand, while the 5th channel identifies a single base in the reverse strand as an aid in sequence alignment. For the 8-dye system, one option is as follows. Two lasers are used to excite two spectrally distinct sets of four dyes each, each in two independent wavelength regions. Thus the same 4x4 matrix operations used in conventional preprocessing can be applied independently to the sets of four dyes. The combined wavelength transform is then a block-diagonal 8x8 matrix with two 4x4 blocks. We will investigate the possibility of using an analogous matrix transform to deconvolute the signal from many dyes directly, even if there is some spectral overlap between dyes.

The base calling module will be redesigned to produce a statistical measure of the likelihood that a particular signal was generated by each of the four nucleotides. This probability function can be obtained, for instance, by comparing the measured signal to the expected signal, or "cluster center," for each of the four bases (see Figure 3.11). For instance, one can define a metric which measures the distance between the experimental signal and each of the four cluster centers. If one of these distances is much smaller than the other three, then the identity of the base is clear. We will be conducting ongoing research to investigate the optimal form for the distance metric, including such factors as the length of the DNA sequence and the identities of nearby bases. We will also investigate different algorithms for converting distances from cluster centers into base call probabilities. The best form will be investigated in conjunction with our ongoing research into the best method of "training," i.e. the optimum approach to allocating and locating base call prototypes within each cluster.

4.5.2  Assembly and Finishing

While various definitions of finished sequence have been proposed, they are usually based on a specific level of accuracy (e.g. 1 error in 1000 bases). The direct incorporation of the complete information on a base call will allow for full information to be taken into account during assembly, as opposed to an arbitrary single call. For an assembled sequence, this translates to a quantifiable confidence level that can be experimentally correlated with an error rate. Integration of the base call information with the assembled sequence will allow the contiguous sequence to be scanned and the quantitative confidence in the finished sequence to be displayed.

A suitable function of the distances to base call clusters described above and shown in Figure 3.10 can be used in multiple alignments to greatly increase the confidence in finished sequence. The goal is demonstrated with a simple example, showing only two bases. If a base is sequenced three times as A, A, and T, it is difficult to determine a consensus with confidence. However if the same base is sequenced as (A=0.95,T=0.05), (A=0.98,T=0.02), and (T=0.59,A=0.41), then it is reasonable to declare with confidence that A is the correct call. In practice, we will use the information available to create statistical measures of the likelihood that each base call is correct, and then will use these to generate mismatch penalty tables to be used in existing multiple alignment tools. Furthermore, we will investigate other options for more direct conflict resolution in multiple alignments. These will use the full information available from the base calling software.

Our approach will lead to an integration of the base calling software directly into the assembly and finishing process. This tie-in will allow for sequence assembly and finishing to take place in a statistically valid and fully automated fashion.

                  Principal Investigator/Program Director (Last, first, middle):
                                                                Went, Gregory T.
                                                                ----------------
--------------------------------------------------------------------------------
7.  Consultants/Collaborators

           Automated Sequencing System for the Human Genome Project
                                RFA: HG-95-004






         Collaborators                                     Principal Investigators
         -------------                                     -----------------------

    Cornell University                                     Dr. Harold G. Craighead

    Soane BioSciences, Inc.                                Dr. Herbert H. Hooper

    The Whitehead Institute for Biomedical Research        Dr. Trevor L. Hawkins, Ph.D.

                        (See attached confirming letters)

                 Principal Investigator/Program Director (Last, first, middle):
                                                                Went, Gregory T.
                                                                ----------------
--------------------------------------------------------------------------------

8.  Consortium/Contractual Arrangements

            Automated Sequencing System for the Human Genome Project

                                 RFA: HG-95-004





CuraGen Corporation, Cornell University, Soane BioSciences, Inc. & The Whitehead Institute for Biomedical Research hereby state that there are currently in place the necessary programmatic, fiscal and administrative arrangements to ensure that all necessary legal, financial and administrative matters are dealt with in the appropriate manner.


In addition, CuraGen Corporation hereby confirms (see attached letters received from each of the respective consortia) that all of the required programmatic and administrative personnel of all consorita involved are aware of the NIH consortium grant policy and are prepared to establish the necessary interorganization agreements that will ensure compliance with all Federal regulations and policies.

                 Principal Investigator/Program Director (Last, first, middle):
                                                                Went, Gregory T.
                                                                ----------------
--------------------------------------------------------------------------------

Appendix

PI:  Gregory T. Went

Project Title:  Automated Sequencing System for the Human  Genome Project

Appendix 1 - Color Figures

Appendix 2- Detailed Cost Analysis

                  Principal Investigator/Program Director (Last, first, middle):
                                                                Went, Gregory T.
                                                                ----------------
--------------------------------------------------------------------------------

9.  References

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

                  Principal Investigator/Program Director (Last, first, middle):
                                                                Went, Gregory T.
                                                                ----------------
--------------------------------------------------------------------------------
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    products.December issue . Ed Steve Ernst (1994).
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    Performance Capillary Electrophoresis with Low and Zero Crosslinked
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    33 (1990).
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    Anal. Chem. 64: 2149 (1992).
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    Confocal Fluorescence Detection, Anal. Chem. 64: 967 (1992a).
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    plasmid DNA. BioTechniques 10: 84 (1991).
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    using magnetic beads as solid support. Nucl.Acids.Res. 17: 4937 (1989).
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    Postcolumn Reactor, Anal. Chem. 66: 3472 (1994).
Jacobson, S.C., et. al., Effects of Injection Schemes and Column Geometry on the
    Performance of Microchip Electrophoresis Devices, Anal. Chem. 66: 1107
    (1994).
Jacobson, S.C., et. al., Precolumn Reactions with Electrophoretic Analysis
    Integrated on a Microchip, Anal. Chem. 66: 4127 (1994).
Johnson, B, et. al., The design of separation media for DNA sequencing in capillaries, poster at the Human Genome Project: Commercial Implications,
    San Francisco, March 6-8, 1995.
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                                                                Went, Gregory T.
                                                                ----------------
--------------------------------------------------------------------------------
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    Focusing in Capillary Electrophoresis, J. Chrom. 480: 311 (1989).

II                Principal Investigator Program Director (Last, first, middle):

                                                      --------------------------
--------------------------------------------------------------------------------
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

i.  Civil Rights         j.  Handicapped Individuals       K.  Sex Discrimination   l.  Age Discrimination
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                      [Confidential Treatment Requested]

KK                 Principal Investigator/Program Director (Last, first, middle)
                                                                Went, Gregory T.
                                                                ----------------
--------------------------------------------------------------------------------
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     duplicated copies of the application.

     Upon receipt and assignment of the application by the PHS, this form will be separated from the application. This form will not be duplicated, and it will not be a part of the review process. Data will be confidential and will be maintained in Privacy Act record system 09-25-0036. "Grants:IMPAC (Grant/Contract information)." All analysis conducted on the data will report aggregate statistical findings only and will not identify individuals.

     If you decline to provide this information, it will no way affect consideration of your application.

     Your cooperation will be appreciated.


================================================================================
DATE OF BIRTH (month/day/year)                SEX

        July 1, 1963                          [_] Female   [X] Male

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PLACE AND/OR ETHNIC ORIGIN (check one)

Note: The category that most closely reflects the individual's recognition in the community should be used for purposes of recording mixed racial and/or ethnic origins.

[_] American Indian or Alaskan Native. A person having origins in any of the original peoples of North America and who maintains a cultural identification through tribal affiliation or community recognition.

[_] Asian or Pacific Islander. A person having origins in any of the original peoples of the Far East. Southeast Asia, the indian subcontinent, or the Pacific islands. This area includes, for example, China, India, Japan, Korea, the Philippine Islands, and Samoa.

[_] Black, not of Hispanic origin. A person having origins in any of the black racial groups of Africa.

[_] Hispanic. A person of Mexican, Puerto Rican, Cuban. Central or South American, or other Spanish culture or origin, regardless of race.

[X] White, not of Hispanic origin. A person having origins in any of the original peoples of Europe, North Africa, or the Middle East.

[_] Check here if you do not wish to provide some or all of the above information.